   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2004




                         Securities Act Registration No.  33-66080


               Investment Company Act Registration No.  811-7874

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM N-lA

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]



                  POST-EFFECTIVE AMENDMENT NO.  19     [X]



                                      and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT  [X]

                                    OF 1940



                            AMENDMENT NO.  20  [X]



                         ONE GROUP\\(R)\\ INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                         1111 Polaris Parkway, Suite B2
                           Columbus, Ohio  43271-0211
                    (Address of Principal Executive Offices)

                                 1-800-480-4111
                        (Registrant's Telephone Number)


                                David J. Kundert
                         1111 Polaris Parkway, Suite B2
                           Columbus, Ohio 43271-0211
                    (Name and Address of Agent for Service)


                                   Copies To:

          Alan G. Priest, Esquire            Jessica K. Ditullio, Esquire
          Ropes & Gray                       Bank One Corporation
          One Franklin Square                1111 Polaris Parkway
          1301 K Street, N.W., Suite 800E    Columbus, Ohio  43271-0152
          Washington, D.C.  20005

Approximate Date of Proposed Public Offering: Immediately upon effectiveness

It is proposed that this filing will become effective (check appropriate box)

     ______  Immediately upon filing pursuant to paragraph (b)



        X    on May 1, 2004 pursuant to paragraph (b)
     ------


     ______  60 days after filing pursuant to paragraph (a)(1)



             on May 1, 2004 pursuant to paragraph (a)(1)
     ------




     ______  75 days after filing pursuant to paragraph (a)(2)

     ______  on (date) pursuant to paragraph (a)(2)
             of Rule 485.

If appropriate, check the following box:

     ------ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ONE GROUP(R) INVESTMENT TRUST

                                 PROSPECTUS

                                 May 1, 2004

                                 One Group(R) Investment Trust Bond Portfolio

                                 One Group(R) Investment Trust Government Bond Portfolio

                                 One Group(R) Investment Trust Balanced
                                 Portfolio

                                 One Group(R) Investment Trust Large Cap Growth Portfolio

                                 One Group(R) Investment Trust Equity Index
                                 Portfolio

                                 One Group(R) Investment Trust Diversified
                                 Equity Portfolio

                                 One Group(R) Investment Trust Mid Cap Growth
                                 Portfolio

                                 One Group(R) Investment Trust Diversified Mid Cap Portfolio

                                 One Group(R) Investment Trust Mid Cap Value
                                 Portfolio

                              --------

                                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF ANY OF THE PORTFOLIOS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF
   CONTENTS


         FUND SUMMARIES: INVESTMENTS, RISK & PERFORMANCE
               One Group Investment Trust Bond Portfolio    1
                                                         -----
    One Group Investment Trust Government Bond Portfolio    5
                                                         -----
           One Group Investment Trust Balanced Portfolio    9
                                                         -----
   One Group Investment Trust Large Cap Growth Portfolio    13
                                                         -----
       One Group Investment Trust Equity Index Portfolio    16
                                                         -----
 One Group Investment Trust Diversified Equity Portfolio    20
                                                         -----
     One Group Investment Trust Mid Cap Growth Portfolio    23
                                                         -----
One Group Investment Trust Diversified Mid Cap Portfolio    26
                                                         -----
      One Group Investment Trust Mid Cap Value Portfolio    29
                                                         -----



                                MORE ABOUT THE PORTFOLIOS
                          Principal Investment Strategies                                   33
                                                                                         -----
                               Types of Portfolios                                          33
                                                                                         -----
                               One Group Investment Trust                                   33
                                                                                         -----
                                         Investment Risks                                   37
                                                                                         -----
                                        Portfolio Quality                                   38
                                                                                         -----
                            Temporary Defensive Positions                                   39
                                                                                         -----
                                       Portfolio Turnover                                   39
                                                                                         -----


                SHAREHOLDER INFORMATION
               Pricing Portfolio Shares    40
                                        -----
            Purchasing Portfolio Shares    40
                                        -----
                    Voting and Meetings    41
                                        -----
             Redeeming Portfolio Shares    41
                                        -----
                              Dividends    41
                                        -----
                              Questions    41
                                        -----
                        Tax Information    41
                                        -----
    Availability of Proxy Voting Record    42
                                        -----
Quarterly Portfolio Holdings Disclosure    42
                                        -----



         MANAGEMENT OF ONE GROUP INVESTMENT TRUST
                                      The Advisor    43
                                                  -----
                                    Advisory Fees    43
                                                  -----
Additional Compensation to Service Organizations-
                                  Revenue Sharing    44
                                                  -----
                           The Portfolio Managers    44
                                                  -----
                   Portfolio Manager Compensation    45
                                                  -----




            FINANCIAL HIGHLIGHTS       47
                                 --------
APPENDIX A: INVESTMENT PRACTICES       50
                                 --------


      ONE GROUP(R)
      INVESTMENT TRUST
      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Bond Portfolio


What is the goal of the Portfolio?
The Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are the Portfolio's main investment strategies?
The Portfolio invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Portfolio: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the investment. For more information about the Bond Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

What is a bond?
A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation, a municipality, a foreign government or its agencies and instrumentalities, and domestic and supranational banks. Bonds may include mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities, convertible bonds, and zero coupon obligations.

What are the main risks of investing in the Portfolio?
The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read "Investment Risks."

--------------------------------------------------------------------------------
                                        1

         ONE GROUP(R)
         INVESTMENT TRUST
         -----------------------------------------------------------------------



Bond Portfolio

MAIN RISKS
Interest Rate Risk. The Portfolio mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Portfolio's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Portfolio's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Portfolio. Such default could result in losses to the Portfolio. In addition, the credit quality of securities held by the Portfolio may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Portfolio. Lower credit quality also may affect a security's liquidity and make it difficult for the Portfolio to sell the security.


U.S. Government Agency Securities. The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.


Prepayment and Call Risk. As part of its main investment strategy, the Portfolio invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities held by the Portfolio may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Portfolio may have to reinvest in securities with a lower yield. The Portfolio also may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Portfolio may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Portfolio may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC insured. An investment in the Portfolio is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                      2

         ------------------



Bond Portfolio

How has the Portfolio performed?
By showing the variability of the Portfolio's performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The chart and table reflect that the Bond Portfolio became the accounting successor to the financial history of the Pegasus Variable Bond Fund on March 31, 1999. The returns in the bar chart and table below DO NOT reflect insurance separate account charges. If these charges were included, the returns would be lower than shown. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE PORTFOLIO IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.

BAR CHART (per calendar year)
--------------------------------------------------------------------------------

                                    [CHART]

 1998    1999    2000     2001    2002      2003
 ----    ----    ----     ----    -----    ------
 8.66%  -1.50%   12.20%   8.85%   9.99%     3.87%





--------------------------------------------------------------------------------
Best Quarter:  5.08%  3Q2001      Worst Quarter:  -0.97%  1Q1999
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2003
--------------------------------------------------------------------------------

                                                1 YEAR 5 YEARS  LIFE OF FUND
                                                               (SINCE 5/1/97)
   One Group Investment Trust Bond Portfolio    3.87%   6.59%      7.48%
   --------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index/1/      4.10%   6.62%      7.58%
   --------------------------------------------------------------------------
   Lipper Intermediate U.S. Government Index/2/ 2.19%   5.80%      6.73%
   --------------------------------------------------------------------------


/1/The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

/2/The Lipper Intermediate U.S. Government Index consists of the equally weighted average monthly returns of the largest funds within the universe of all the funds in the category. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to expenses charged by the Portfolio.


--------------------------------------------------------------------------------
                                        3

         ONE GROUP(R)
         INVESTMENT TRUST
         -----------------------------------------------------------------------



Bond Portfolio

Fees and Expenses
This table describes the fees and expenses that Separate Accounts may pay if they buy and hold shares of the Portfolio. The table does not include sales charges and other expenses charged to contract owners by variable annuity and variable life contracts. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable annuity or variable life contract.

           ANNUAL PORTFOLIO OPERATING EXPENSES
           ---------------------------------------------------------
           (expenses that are deducted from Portfolio assets)
           ---------------------------------------------------------
               Investment Advisory Fees                        .60%
           ---------------------------------------------------------
               Other Expenses                                  .21%
           ---------------------------------------------------------
               Total Annual Portfolio Operating Expenses       .81%
           ---------------------------------------------------------
               Fee Waiver and/or Expense Reimbursement/1/     (.06%)
           ---------------------------------------------------------
               Net Expenses                                    .75%
           ---------------------------------------------------------

/1/Banc One Investment Advisors has contractually agreed to waive fees and/or reimburse expenses to limit total annual portfolio operating expenses to .75% for the period beginning May 1, 2004 and ending April 30, 2005.

Example
The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable annuity and variable life contracts. If these charges were included, the expenses listed would be higher. The example assumes that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflects what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

            1 Year/1/                                          $ 77
            -------------------------------------------------------
            3 Years                                             253
            -------------------------------------------------------
            5 Years                                             444
            -------------------------------------------------------
            10 Years                                            996
            -------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $83.

--------------------------------------------------------------------------------
                                      4

      ONE GROUP(R)
      INVESTMENT TRUST
      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Government Bond Portfolio

What is the goal of the Portfolio?
The Portfolio seeks a high level of current income with liquidity and safety of principal.

What are the Portfolio's main investment strategies?
The Portfolio limits its investments to securities issued by the U.S. government and its agencies and instrumentalities (e.g., government bonds) or related to securities issued by the U.S. government and its agencies and instrumentalities. The Portfolio mainly invests in government bonds with intermediate to long remaining maturities. These include mortgage-backed securities. Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Government Bond Portfolio spreads its holdings across various security types within the government market sector (e.g., U.S. government agency securities and agency mortgage-backed securities). Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the legal and technical structure of the transaction, which may be complex. For more information about the Government Bond Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

What is a "government bond"?
A "government bond" is a debt instrument with a maturity of ninety days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities. Government bonds may include stripped government securities and mortgage-related and mortgage-backed securities. Certain agency securities purchased by the Portfolio may be guaranteed only by the credit of the issuer and not by the full faith and credit of the U.S. government.

What are the main risks of investing in the Portfolio?
The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read "Investment Risks."

--------------------------------------------------------------------------------
                                        5

         ONE GROUP(R)
         INVESTMENT TRUST
         -----------------------------------------------------------------------



Government Bond Portfolio

MAIN RISKS
Interest Rate Risk. The Portfolio mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Portfolio's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Portfolio's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.


U.S. Government Agency Securities. The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.


Prepayment and Call Risk. As part of its main investment strategy, the Portfolio invests in mortgage-backed securities. The issuers of these securities and other callable securities held by the Portfolio may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates affect the return on investment and yield of mortgage and asset-backed securities. When mortgage and other obligations are prepaid and when securities are called, the Portfolio may have to reinvest in securities with a lower yield. The Portfolio also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Portfolio may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Portfolio may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC insured. An investment in the Portfolio is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                      6

         ------------------



Government Bond Portfolio

How has the Portfolio performed?
By showing the variability of the Portfolio's performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The returns in the bar chart and table below DO NOT reflect insurance separate account charges. If these charges were included, the returns would be lower than shown. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE PORTFOLIO IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.
BAR CHART (per calendar year)
--------------------------------------------------------------------------------

                                    [CHART]

 1995    1996   1997   1998   1999   2000    2001     2002     2003
------  -----  -----  -----  ------  -----   -----   ------   ------
16.69%  2.69%  9.67%  7.32%  -1.31%  12.00%  7.05%   12.26%    2.54%



--------------------------------------------------------------------------------
Best Quarter:  5.55%  3Q2002      Worst Quarter:  -2.05%  1Q1996
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2003
--------------------------------------------------------------------------------

                                                     1 YEAR 5 YEARS  LIFE OF FUND
                                                                    (SINCE 8/1/94)
One Group Investment Trust Government Bond Portfolio 2.54%   6.37%      7.08%
----------------------------------------------------------------------------------
Lehman Brothers Government Bond Index/1/             2.36%   6.26%      7.42%
----------------------------------------------------------------------------------
Lipper General U.S. Government Fund Index/2/         1.75%   5.38%      6.45%
----------------------------------------------------------------------------------


/1/The Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued by the U.S. government. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

/2/The Lipper General U.S. Government Fund Index consists of the equally weighted average monthly returns of the largest funds within the universe of all the funds in the category. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds such as investment management fees. These expenses are not identical to expenses charged by the Portfolio.


--------------------------------------------------------------------------------
                                        7

         ONE GROUP(R)
         INVESTMENT TRUST
         -----------------------------------------------------------------------



Government Bond Portfolio

Fees and Expenses
This table describes the fees and expenses that Separate Accounts may pay if they buy and hold shares of the Portfolio. The table does not include sales charges and other expenses charged to contract owners by variable annuity and variable life contracts. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable annuity or variable life contract.

            ANNUAL PORTFOLIO OPERATING EXPENSES
            -------------------------------------------------------
            (expenses that are deducted from Portfolio assets)
            -------------------------------------------------------
                Investment Advisory Fees                       .45%
            -------------------------------------------------------
                Other Expenses                                 .18%
            -------------------------------------------------------
                Total Annual Portfolio Operating Expenses      .63%
            -------------------------------------------------------

Example
The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable annuity and variable life contracts. If these charges were included, the expenses listed would be higher. The example assumes that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflects what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

            1 Year                                             $ 64
            -------------------------------------------------------
            3 Years                                             202
            -------------------------------------------------------
            5 Years                                             351
            -------------------------------------------------------
            10 Years                                            786
            -------------------------------------------------------

--------------------------------------------------------------------------------
                                      8

      ONE GROUP(R)
      INVESTMENT TRUST
      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE
Balanced Portfolio

What is the goal of the Portfolio?
The Portfolio seeks to provide total return while preserving capital.

What are the Portfolio's main investment strategies?
The Portfolio invests in a combination of stocks (including both growth and value securities), fixed income securities and money market instruments. Banc One Investment Advisors will regularly review the Portfolio's asset allocations and vary them over time to favor investments that it believes will provide the most favorable total return. In making asset allocation decisions, Banc One Investment Advisors will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns. Because the Portfolio seeks return over the long term, asset allocation shifts will be made gradually over time. For more information about the Balanced Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

What are the main risks of investing in the Portfolio?
The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read "Investment Risks."

MAIN RISKS
Market Risk. The Portfolio invests in equity securities (such as stocks) which are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Portfolio invests ) may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Portfolio decreases in value.

Interest Rate Risk. In connection with the Portfolio's fixed income strategy, the Portfolio invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Portfolio's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Portfolio's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

--------------------------------------------------------------------------------
                                        9

         ONE GROUP(R)
         INVESTMENT TRUST
         -----------------------------------------------------------------------



Balanced Portfolio

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Portfolio. Such default could result in losses to the Portfolio. In addition, the credit quality of securities held by the Portfolio may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Portfolio. Lower credit quality also may affect a security's liquidity and make it difficult for the Portfolio to sell the security.

Derivative Risk. The Portfolio may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Portfolio may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Prepayment and Call Risk. As part of its fixed income strategy, the Portfolio invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities held by the Portfolio may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Portfolio may have to reinvest in securities with a lower yield. The Portfolio may also fail to recover additional amounts (i.e. premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Not FDIC insured. An investment in the Portfolio is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                      10

         ------------------



Balanced Portfolio

How has the Portfolio performed?
By showing the variability of the Portfolio's performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The returns in the bar chart and table below DO NOT reflect insurance separate account charges. If these charges were included, the returns would be lower than shown. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE PORTFOLIO IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.
BAR CHART (per calendar year)
--------------------------------------------------------------------------------

                                     [CHART]

 1995     1996     1997    1998    1999    2000     2001     2002      2003
------   ------   ------  ------  ------  ------   ------   ------    ------
20.69%   11.92%   22.90%  19.09%   8.20%   1.65%   -3.57%   -11.68%   17.20%


--------------------------------------------------------------------------------
Best Quarter:  11.84%  2Q1997      Worst Quarter:  -8.93%  3Q2002
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2003/1/
--------------------------------------------------------------------------------

                                                             1 YEAR 5 YEARS  LIFE OF FUND
                                                                            (SINCE 8/1/94)
One Group Investment Trust Balanced Portfolio                17.20%  1.88%       8.42%
------------------------------------------------------------------------------------------
S&P 500 Index/2/                                             28.69% -0.57%      11.81%
------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/Credit Bond Index/3/  4.31%  6.65%       7.19%
------------------------------------------------------------------------------------------
Lipper Balanced Funds Index/4/                               19.94%  2.96%       9.00%
------------------------------------------------------------------------------------------


/1/The table above compares the average annual return of the Portfolio, which holds a mix of stocks, bonds and other debt securities to an unmanaged, broad-based index (i.e., the S&P 500 Index) as well as supplemental indices for the periods indicated.
/2/The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.
/3/The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market-weighted index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities between five and 10 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.
/4/The Lipper Balanced Funds Index is an index of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio.

--------------------------------------------------------------------------------
                                        11

         ONE GROUP(R)
         INVESTMENT TRUST
         -----------------------------------------------------------------------



Balanced Portfolio

Fees and Expenses
This table describes the fees and expenses that Separate Accounts may pay if they buy and hold shares of the Portfolio. The table does not include sales charges and other expenses charged to contract owners by variable annuity and variable life contracts. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable annuity or variable life contract.

            ANNUAL PORTFOLIO OPERATING EXPENSES
            -------------------------------------------------------
            (expenses that are deducted from Portfolio assets)
            -------------------------------------------------------
                Investment Advisory Fees                       .70%
            -------------------------------------------------------
                Other Expenses                                 .19%
            -------------------------------------------------------
                Total Annual Portfolio Operating Expenses      .89%
            -------------------------------------------------------

Example
The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable annuity and variable life contracts. If these charges were included, the expenses listed would be higher. The example assumes that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflects what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

           1 Year                                             $   91
           ---------------------------------------------------------
           3 Years                                               284
           ---------------------------------------------------------
           5 Years                                               493
           ---------------------------------------------------------
           10 Years                                            1,096
           ---------------------------------------------------------

--------------------------------------------------------------------------------
                                      12

      ONE GROUP(R)
      INVESTMENT TRUST
      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Large Cap Growth Portfolio

What is the goal of the Portfolio?
The Portfolio seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

What are the Portfolio's main investment strategies?
The Portfolio invests mainly in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. Typically, the Portfolio invests in companies with a history of above-average growth or companies expected to enter periods of above- average growth. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-sales and price-to-cash flows as compared to their peers and their expected and historic growth rates. Stocks are sold based upon price considerations or when deteriorating fundamentals are expected to be long-term in nature. For more information about the Large Cap Growth Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

What are the main risks of investing in the Portfolio?
The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio will change every day in response to market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read "Investment Risks."

MAIN RISKS
Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or in particular, the types of stocks in which the Portfolio invests) may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Portfolio decreases in value.

Not FDIC insured. An investment in the Portfolio is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
                                        13

         ONE GROUP(R)
         INVESTMENT TRUST
         -----------------------------------------------------------------------



Large Cap Growth Portfolio

How has the Portfolio performed?
By showing the variability of the Portfolio's performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The returns in the bar chart and table below DO NOT reflect insurance separate account charges. If these charges were included, the returns would be lower than shown. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE PORTFOLIO IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.
BAR CHART (per calendar year)
--------------------------------------------------------------------------------

                                    [CHART]

 1995    1996    1997    1998     1999    2000     2001     2002     2003
------  ------  ------  ------   ------  ------   ------   ------   ------
24.13%  16.67%  31.93%  41.27%   29.26%  -22.96%  -20.28%  -28.48%  27.54%



--------------------------------------------------------------------------------
Best Quarter:  23.95%  4Q1998      Worst Quarter:  -19.62%  3Q2001
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2003
--------------------------------------------------------------------------------

                                                      1 YEAR 5 YEARS  LIFE OF FUND
                                                                     (SINCE 8/1/94)
One Group Investment Trust Large Cap Growth Portfolio 27.54% -6.25%      7.44%
-----------------------------------------------------------------------------------
Russell 1000 Growth Index/1/                          29.75% -5.11%      9.52%
-----------------------------------------------------------------------------------


/1/The Russell 1000 Growth Index is an unmanaged index representing the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

--------------------------------------------------------------------------------
                                      14

         ------------------



Large Cap Growth Portfolio

Fees and Expenses
This table describes the fees and expenses that Separate Accounts may pay if they buy and hold shares of the Portfolio. The table does not include sales charges and other expenses charged to contract owners by variable annuity and variable life contracts. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable annuity or variable life contract.

            ANNUAL PORTFOLIO OPERATING EXPENSES
            -------------------------------------------------------
            (expenses that are deducted from Portfolio assets)
            -------------------------------------------------------
                Investment Advisory Fees                       .65%
            -------------------------------------------------------
                Other Expenses                                 .18%
            -------------------------------------------------------
                Total Annual Portfolio Operating Expenses      .83%
            -------------------------------------------------------

Example
The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable annuity and variable life contracts. If these charges were included, the expenses listed would be higher. The example assumes that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflects what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

           1 Year                                             $   85
           ---------------------------------------------------------
           3 Years                                               265
           ---------------------------------------------------------
           5 Years                                               460
           ---------------------------------------------------------
           10 Years                                            1,025
           ---------------------------------------------------------

--------------------------------------------------------------------------------
                                        15

         ONE GROUP(R)
         INVESTMENT TRUST
         ------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE
Equity Index Portfolio

What is the goal of the Portfolio?
The Portfolio seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").1

What are the Portfolio's main investment strategies?
The Portfolio invests mainly in stocks included in the S&P 500 Index. The Portfolio may also invest in stock index futures and other equity derivatives. Banc One Investment Advisors attempts to track the performance of the S&P 500 Index to achieve a correlation of 0.95 between the performance of the Portfolio and that of the S&P 500 Index without taking into account the Portfolio's expenses. For more information about the Equity Index Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

What are the main risks of investing in the Portfolio?
The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio will change every day in response to market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read "Investment Risks."

MAIN RISKS
Index Investing. The Portfolio attempts to track the performance of the S&P 500 Index. Therefore, securities may be purchased, retained and sold by the Portfolio at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Portfolio were not fully invested in such securities.

Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or in particular, the types of stocks in which the Portfolio invests) may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Portfolio decreases in value.

/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with One Group Investment Trust.

--------------------------------------------------------------------------------
                                      16

         ------------------




Equity Index Portfolio

Derivative Risk. The Portfolio invests in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Portfolio may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC insured. An investment in the Portfolio is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
                                        17

         ONE GROUP(R)
         INVESTMENT TRUST
         -----------------------------------------------------------------------



Equity Index Portfolio

How has the Portfolio performed?
By showing the variability of the Portfolio's performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The returns in the bar chart and table below DO NOT reflect insurance separate account charges. If these charges were included, the returns would be lower than shown. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE PORTFOLIO IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.
BAR CHART (per calendar year)
--------------------------------------------------------------------------------

                                     [CHART]

 1999     2000     2001     2002      2003
------   ------   ------   ------    ------
21.11%   -9.48%   -12.34%  -22.48%   27.98%


--------------------------------------------------------------------------------

Best Quarter:  15.10%  2Q2003      Worst Quarter:  -17.35%  3Q2002

--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2003
--------------------------------------------------------------------------------

                                                  1 YEAR 5 YEARS  LIFE OF FUND
                                                                 (SINCE 5/1/98)
One Group Investment Trust Equity Index Portfolio 27.98% -0.95%      0.93%
-------------------------------------------------------------------------------
S&P 500 Index1                                    28.69% -0.57%      1.46%
-------------------------------------------------------------------------------


/1/The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

--------------------------------------------------------------------------------
                                      18

         ------------------



Equity Index Portfolio

Fees and Expenses
This table describes the fees and expenses that Separate Accounts may pay if they buy and hold shares of the Portfolio. The table does not include sales charges and other expenses charged to contract owners by variable annuity and variable life contracts. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable annuity or variable life contract.

            ANNUAL PORTFOLIO OPERATING EXPENSES
            -------------------------------------------------------
            (expenses that are deducted from Portfolio assets)
            -------------------------------------------------------
                Investment Advisory Fees                       .30%
            -------------------------------------------------------
                Other Expenses                                 .21%
            -------------------------------------------------------
                Total Annual Portfolio Operating Expenses      .51%
            -------------------------------------------------------

Example
The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable annuity and variable life contracts. If these charges were included, the expenses listed would be higher. The example assumes that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflects what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

            1 Year                                             $ 52
            -------------------------------------------------------
            3 Years                                             164
            -------------------------------------------------------
            5 Years                                             285
            -------------------------------------------------------
            10 Years                                            640
            -------------------------------------------------------


--------------------------------------------------------------------------------
                                        19

         ONE GROUP(R)
         INVESTMENT TRUST
         ------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE
Diversified Equity Portfolio

What is the goal of the Portfolio?
The Portfolio seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

What are the Portfolio's main investment strategies?
The Portfolio invests mainly in common stocks of companies that have good fundamentals and reasonable valuations with the potential for continued earnings growth over time. The Portfolio uses a multi-style approach, meaning that it may invest across different capitalization levels targeting both value- and growth-oriented companies as well as blended companies which have both value and growth characteristics. For more information about the Diversified Equity Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

What are the main risks of investing in the Portfolio?
The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio will change every day in response to market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read "Investment Risks."

MAIN RISKS
Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or in particular, the types of stocks in which the Portfolio invests) may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Portfolio decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.

Not FDIC insured. An investment in the Portfolio is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                      20

         ------------------



Diversified Equity Portfolio

How has the Portfolio performed?
By showing the variability of the Portfolio's performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The chart and table reflect that the Portfolio became the accounting successor to the financial history of the Pegasus Variable Growth and Value Fund on March 31, 1999. The returns in the bar chart and table below DO NOT reflect insurance separate account charges. If these charges were included, the returns would be lower than shown. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE PORTFOLIO IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.
BAR CHART (per calendar year)
--------------------------------------------------------------------------------

                                    [CHART]

 1996      1997      1998      1999      2000      2001      2002      2003
------    ------    ------    ------    ------    ------    ------    ------
18.75%    26.80%    13.10%     9.13%    -4.36%    -10.61%   -23.77%   25.93%


--------------------------------------------------------------------------------

Best Quarter:  16.73%  2Q2003      Worst Quarter:  -17.22%  3Q2002

--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2003
--------------------------------------------------------------------------------

                                             1 YEAR 5 YEARS  LIFE OF FUND
                                                            (SINCE 3/30/95)
    One Group Investment Trust Diversified
     Equity Portfolio                        25.93% -2.18%       6.91%
    -----------------------------------------------------------------------
    S&P SuperComposite 1500 Index/1/         29.60%  0.39%      11.85%
    -----------------------------------------------------------------------


/1/The S&P SuperComposite 1500 Index is an unmanaged index consisting of those stocks making up the S&P 500, S&P MidCap 400 and S&P SmallCap 600 Indices representing approximately 87% of the total U.S. equity market capitalization. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

--------------------------------------------------------------------------------
                                        21

         ONE GROUP(R)
         INVESTMENT TRUST
         -----------------------------------------------------------------------



Diversified Equity Portfolio

Fees and Expenses
This table describes the fees and expenses that Separate Accounts may pay if they buy and hold shares of the Portfolio. The table does not include sales charges and other expenses charged to contract owners by variable annuity and variable life contracts. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable annuity or variable life contract.

            ANNUAL PORTFOLIO OPERATING EXPENSES
            -------------------------------------------------------
            (expenses that are deducted from Portfolio assets)
            -------------------------------------------------------
                Investment Advisory Fees                       .74%
            -------------------------------------------------------
                Other Expenses                                 .19%
            -------------------------------------------------------
                Total Annual Portfolio Operating Expenses      .93%
            -------------------------------------------------------

Example
The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable annuity and variable life contracts. If these charges were included, the expenses listed would be higher. The example assumes that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflects what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

           1 Year                                             $   95
           ---------------------------------------------------------
           3 Years                                               296
           ---------------------------------------------------------
           5 Years                                               515
           ---------------------------------------------------------
           10 Years                                            1,143
           ---------------------------------------------------------

--------------------------------------------------------------------------------
                                      22

      ONE GROUP(R)
      INVESTMENT TRUST
      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Mid Cap Growth Portfolio

What is the goal of the Portfolio?
The Portfolio seeks growth of capital and secondarily, current income by investing primarily in equity securities.

What are the Portfolio's main investment strategies?
The Portfolio invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Portfolio typically invests in mid-cap companies with market capitalizations of $500 million to $10 billion at the time of investment. Typically, the Portfolio acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Dividend return is not a primary factor in security selections. The Portfolio also invests in smaller companies in emerging growth industries. For more information about the Mid Cap Growth Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

What are the main risks of investing in the Portfolio?
The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio will change every day in response to market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read "Investment Risks."

MAIN RISKS
Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or in particular, the types of stocks in which the Portfolio invests) may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Portfolio decreases in value.

Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by Banc One Investment Advisors regardless of movements in the securities markets.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more

--------------------------------------------------------------------------------
                                        23

Mid Cap Growth Portfolio

ONE GROUP(R)
INVESTMENT TRUST
--------------------------------------------------------------------------------

frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.

Not FDIC insured. An investment in the Portfolio is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Portfolio performed?
By showing the variability of the Portfolio's performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The returns in the bar chart and table below DO NOT reflect insurance separate account charges. If these charges were included, the returns would be lower than shown. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE PORTFOLIO IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.
BAR CHART (per calendar year)
--------------------------------------------------------------------------------

                                     [CHART]

 1995    1996    1997    1998    1999    2000     2001     2002     2003
------  ------  ------  ------  ------  -------  ------   ------   ------
24.06%  15.67%  29.81%  38.82%  25.42%   5.79%   -10.65%  -20.13%  27.15%


--------------------------------------------------------------------------------
Best Quarter:  40.10%  4Q1998      Worst Quarter:  -20.94%  3Q2001
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2003
--------------------------------------------------------------------------------

                                                    1 YEAR 5 YEARS  LIFE OF FUND
                                                                   (SINCE 8/1/94)
One Group Investment Trust Mid Cap Growth Portfolio 27.15%  3.78%      12.45%
---------------------------------------------------------------------------------
S&P Mid Cap 400/BARRA Growth Index/1/               30.96%  6.48%      14.36%
---------------------------------------------------------------------------------


/1/The S&P Mid Cap 400/BARRA Growth Index is an unmanaged index generally representative of the performance of the highest price-to-book securities in the S&P Mid Cap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.


--------------------------------------------------------------------------------
                                      24

         ------------------



Mid Cap Growth Portfolio

Fees and Expenses
This table describes the fees and expenses that Separate Accounts may pay if they buy and hold shares of the Portfolio. The table does not include sales charges and other expenses charged to contract owners by variable annuity and variable life contracts. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable annuity or variable life contract.

            ANNUAL PORTFOLIO OPERATING EXPENSES
            -------------------------------------------------------
            (expenses that are deducted from Portfolio assets)
            -------------------------------------------------------
                Investment Advisory Fees                       .65%
            -------------------------------------------------------
                Other Expenses                                 .21%
            -------------------------------------------------------
                Total Annual Portfolio Operating Expenses      .86%
            -------------------------------------------------------

Example
The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable annuity and variable life contracts. If these charges were included, the expenses listed would be higher. The example assumes that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflects what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.


           1 Year                                             $   88
           ---------------------------------------------------------
           3 Years                                               274
           ---------------------------------------------------------
           5 Years                                               477
           ---------------------------------------------------------
           10 Years                                            1,061
           ---------------------------------------------------------


--------------------------------------------------------------------------------
                                        25

         ONE GROUP(R)
         INVESTMENT TRUST
         ------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Diversified Mid Cap Portfolio

What is the goal of the Portfolio?
The Portfolio seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

What are the Portfolio's main investment strategies?
The Portfolio invests mainly in equity securities of mid-cap companies. Mid cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment. The Portfolio looks for companies of this size with strong potential, attractive valuation, growing market share and a sustainable competitive advantage. In choosing securities, the Portfolio invests in mid-cap and other companies across different capitalization levels targeting both value- and growth-oriented companies. For more information about the Diversified Mid Cap Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

What are the main risks of investing in the Portfolio?
The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio will change every day in response to market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read "Investment Risks."

MAIN RISKS
Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or the types of stocks in which the Portfolio invests in particular) may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Portfolio decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.

Not FDIC insured. An investment in the Portfolio is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                      26

         ------------------

Diversified Mid Cap Portfolio

How has the Portfolio performed?
By showing the variability of the Portfolio's performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The chart and table reflect that the Diversified Mid Cap Portfolio became the accounting successor to the financial history of the Pegasus Variable Mid-Cap Opportunity Fund on March 31, 1999. The returns in the bar chart and table below DO NOT reflect insurance separate account charges. If these charges were included, the returns would be lower than shown. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE PORTFOLIO IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.
BAR CHART (per calendar year)
--------------------------------------------------------------------------------

                                     [CHART]

 1996     1997     1998     1999     2000     2001     2002      2003
------   ------   ------   ------   ------   ------   ------    ------
24.53%   26.65%    4.91%   10.50%   19.45%   -4.03%   -17.81%   30.44%


--------------------------------------------------------------------------------
Best Quarter:  22.38%  4Q1998      Worst Quarter:  -20.04%  3Q1998
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2003
--------------------------------------------------------------------------------

                                                         1 YEAR 5 YEARS  LIFE OF FUND
                                                                        (SINCE 3/30/95)
One Group Investment Trust Diversified Mid Cap Portfolio 30.44%  6.31%      10.97%
---------------------------------------------------------------------------------------
S&P Mid Cap 400 Index/1/                                 35.62%  9.21%      15.57%
---------------------------------------------------------------------------------------



/1/The S&P Mid Cap 400 Index is an unmanaged index generally representative of the mid-size company segment of the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.



--------------------------------------------------------------------------------
                                        27

         ONE GROUP(R)
         INVESTMENT TRUST
         -----------------------------------------------------------------------



Diversified Mid Cap Portfolio

Fees and Expenses
This table describes the fees and expenses that Separate Accounts may pay if they buy and hold shares of the Portfolio. The table does not include sales charges and other expenses charged to contract owners by variable annuity and variable life contracts. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable annuity or variable life contract.

           ANNUAL PORTFOLIO OPERATING EXPENSES
           ---------------------------------------------------------
           (expenses that are deducted from Portfolio assets)
           ---------------------------------------------------------
               Investment Advisory Fees                         .74%
           ---------------------------------------------------------
               Other Expenses                                   .24%
           ---------------------------------------------------------
               Total Annual Portfolio Operating Expenses        .98%
           ---------------------------------------------------------
               Fee Waiver and/or Expense Reimbursement/1/     (.03%)
           ---------------------------------------------------------
               Net Expenses                                     .95%
           ---------------------------------------------------------

/1/Banc One Investment Advisors has contractually agreed to waive fees and/or reimburse expenses to limit total annual portfolio operating expenses to .95% for the period beginning May 1, 2004 and ending April 30, 2005.

Example
The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable annuity and variable life contracts. If these charges were included, the expenses listed would be higher. The example assumes that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflects what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.


           1 Year/1/                                          $   97
           ---------------------------------------------------------
           3 Years                                               309
           ---------------------------------------------------------
           5 Years                                               539
           ---------------------------------------------------------
           10 Years                                            1,199
           ---------------------------------------------------------



/1/Without contractual fee waivers, 1 Year expenses would be $100.


--------------------------------------------------------------------------------
                                      28

      ONE GROUP(R)
      INVESTMENT TRUST
      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE
Mid Cap Value
Portfolio


What is the goal of the Portfolio?
The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

What are the Portfolio's main investment strategies?
The Portfolio invests mainly in equity securities of companies with below market average price-to-earnings and price-to-book value ratios and with market capitalizations of $500 million to $10 billion at the time of investment. In choosing investments, Banc One Investment Advisors considers the issuer's soundness and earnings prospects on a long-term basis. In seeking to achieve the objective of capital appreciation, Banc One Investment Advisors uses a value-oriented approach. Companies are mainly selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and the company's business model. As a secondary consideration, Banc One Investment Advisors looks for companies that have the potential to increase their dividends over time. Banc One Investment Advisors also gives some consideration to a value company's opportunity for growth in earnings, book value and cash flow. Stocks are sold based on price considerations or when other stocks present better opportunities. For more information about the Mid Cap Value Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

What are the main risks of investing in the Portfolio?
The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio will change every day in response to market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read "Investment Risks."

MAIN RISKS
Market Risk. The Portfolio invests in equity securities (such as stocks) which are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or in particular, the types of stocks in which the Portfolio invests) may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Portfolio decreases in value.

Value Investing Risk. Value investing attempts to identify companies selling at a discount from Banc One Investment Advisors' estimate of their true worth. Investment advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stock's intrinsic value may

--------------------------------------------------------------------------------
                                        29
never be fully realized by the market or that a stock judged by Banc One Investment Advisors to be undervalued may actually be appropriately priced.

Smaller Companies. The Portfolio's investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of small companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.

Not FDIC insured. An investment in the Portfolio is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                      30

         ------------------




Mid Cap Value Portfolio

How has the Portfolio performed?
By showing the variability of the Portfolio's performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The chart and table reflect that the Portfolio became the accounting successor to the financial history of the Pegasus Variable Intrinsic Value Fund on March 31, 1999. The returns in the bar chart and table below DO NOT reflect insurance separate account charges. If these charges were included, the returns would be lower than shown. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE PORTFOLIO IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.

BAR CHART (per calendar year)
--------------------------------------------------------------------------------

                                     [CHART]

 1998      1999      2000      2001      2002      2003
------    ------    ------    ------    ------    ------
-3.31%    -1.84%    27.91%     4.80%    -12.85    32.75%



--------------------------------------------------------------------------------

Best Quarter:  15.95%  2Q2003      Worst Quarter:  -17.74%  3Q2002

--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2003
--------------------------------------------------------------------------------

                                                   1 YEAR 5 YEARS  LIFE OF FUND
                                                                  (SINCE 5/1/97)
One Group Investment Trust Mid Cap Value Portfolio 32.75%  8.77%       8.49%
--------------------------------------------------------------------------------
S&P Mid Cap 400/BARRA Value Index/1/               40.22% 12.06%      14.25%
--------------------------------------------------------------------------------


/1/The S&P Mid Cap 400/BARRA Value Index is an unmanaged index generally representative of the performance of the lowest price- to-book securities in the S&P Mid Cap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

--------------------------------------------------------------------------------
                                        31

         ONE GROUP(R)
         INVESTMENT TRUST
         -----------------------------------------------------------------------



Mid Cap Value Portfolio

Fees and Expenses
This table describes the fees and expenses that Separate Accounts may pay if they buy and hold shares of the Portfolio. The table does not include sales charges and other expenses charged to contract owners by variable annuity and variable life contracts. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable annuity or variable life contract.

           ANNUAL PORTFOLIO OPERATING EXPENSES
           ---------------------------------------------------------
           (expenses that are deducted from Portfolio assets)
           ---------------------------------------------------------
               Investment Advisory Fees                        .74%
           ---------------------------------------------------------
               Other Expenses                                  .23%
           ---------------------------------------------------------
               Total Annual Portfolio Operating Expenses       .97%
           ---------------------------------------------------------
               Fee Waiver and/or Expense Reimbursement/1/     (.02%)
           ---------------------------------------------------------
               Net Expenses                                    .95%
           ---------------------------------------------------------

/1/Banc One Investment Advisors has contractually agreed to waive fees and/or reimburse expenses to limit total annual portfolio operating expenses to .95% for the period beginning May 1, 2004 and ending April 30, 2005.

Example
The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable annuity and variable life contracts. If these charges were included, the expenses listed would be higher. The example assumes that a separate account invests $10,000 in the Portfolio for the time periods indicated and reflects what a separate account would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.


           1 Year/1/                                          $   97
           ---------------------------------------------------------
           3 Years                                               307
           ---------------------------------------------------------
           5 Years                                               534
           ---------------------------------------------------------
           10 Years                                            1,188
           ---------------------------------------------------------



/1/Without contractual fee waivers, 1 Year expenses would be $99.


--------------------------------------------------------------------------------
                                      32

         ONE GROUP(R)
         INVESTMENT TRUST
         ------------------




More About the Portfolios

Each of the nine portfolios described in this Prospectus is a series of One Group Investment Trust and is managed by Banc One Investment Advisors Corporation. For more information about One Group Investment Trust and Banc One Investment Advisors, please read "Management of One Group Investment Trust" and the Statement of Additional Information.

--------------------------------------------------------------------------------

Principal Investment Strategies
This Prospectus describes nine mutual funds with a variety of investment objectives. The principal investment strategies that are used to meet each Portfolio's investment strategy are described in Fund Summaries: Investments, Risk & Performance in the front of this prospectus. They are also described below.

                        FUNDAMENTAL POLICIES

   Each Portfolio's investment strategy may involve "fundamental policies." A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Portfolio. All fundamental policies are specifically identified.

---
There can be no assurance that the Portfolios will achieve their investment objectives. Please note that each Portfolio may also use strategies that are not described below, but which are described in the Statement of Additional Information.

TYPES OF PORTFOLIOS. The following pages describe investment strategies that are used in more than one Portfolio. Where indicated, the strategies only apply to the Bond Portfolios or the Equity Portfolios.

THE BOND PORTFOLIOS INCLUDE:
.. One Group Investment Trust Bond Portfolio, and
.. One Group Investment Trust Government Bond Portfolio.

THE EQUITY PORTFOLIOS INCLUDE:
.. One Group Investment Trust Balanced Portfolio,
.. One Group Investment Trust Large Cap Growth Portfolio,
.. One Group Investment Trust Equity Index Portfolio,
.. One Group Investment Trust Diversified Equity Portfolio,
.. One Group Investment Trust Mid Cap Growth Portfolio,
.. One Group Investment Trust Diversified Mid Cap Portfolio, and
.. One Group Investment Trust Mid Cap Value Portfolio.

  ONE GROUP INVESTMENT TRUST. ALTHOUGH ONE GROUP INVESTMENT TRUST PORTFOLIOS HAVE THE SAME OR SIMILAR INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES AS SIMILARLY NAMED FUNDS OF ONE GROUP(R) MUTUAL FUNDS, ONE GROUP INVESTMENT TRUST PORTFOLIOS:
 . ARE NOT THE SAME FUNDS AS ONE GROUP MUTUAL FUNDS;
 . ARE SMALLER THAN ONE GROUP MUTUAL FUNDS; AND
 . HAVE DIFFERENT PERFORMANCE, FEES AND EXPENSES THAN ONE GROUP MUTUAL FUNDS.

--------------------------------------------------------------------------------
                                        33

---
THE BOND PORTFOLIOS. Banc One Investment Advisors selects securities for the Bond Portfolios by analyzing both individual securities and different industry sectors. Banc One Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The Bond Portfolios attempt to achieve their investment objectives by selecting market sectors and securities that offer risk/reward advantages based on structural risks and credit trends. Individual securities that are purchased by the Portfolios are subject to a disciplined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment (e.g., asset-backed securities and mortgage-backed securities).

---
ONE GROUP INVESTMENT TRUST BOND PORTFOLIO. The Portfolio mainly invests in all types of debt securities rated as investment grade (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality) as well as preferred stock and loan participations. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

.. As a matter of fundamental policy, the Portfolio will invest at least 80% of its net assets in bonds. For purposes of this policy, the Portfolio's net assets include borrowings by the Portfolio for investment purposes. Generally, such bonds will have intermediate to long maturities.

.. The Portfolio also may purchase taxable or tax-exempt municipal securities.

.. The Portfolio's AVERAGE WEIGHTED MATURITY will ordinarily range between four and twelve years, although the Portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes.

                 WHAT IS AVERAGE WEIGHTED MATURITY?

   Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a Portfolio calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Portfolio's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Portfolio's investments. Therefore, in the case of a Portfolio holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Portfolio is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Portfolio given certain prepayment assumptions.

---
ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO. The Portfolio limits its investments to securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities.

.. Under normal circumstances, the Portfolio will invest at least 80% of its assets in bonds issued by the U.S. government and its agencies and instrumentalities. If the Portfolio decides to change this strategy, shareholders will be given 60 days advance notice. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase

--------------------------------------------------------------------------------
                                      34
  agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

.. The Portfolio's average weighted maturity will ordinarily range between three and fifteen years, taking into account expected prepayment of principal on certain investments. However, the Portfolio's average weighted remaining maturity may be outside this range if warranted by market conditions.

---
THE EQUITY PORTFOLIOS. The investment strategies utilized by the Equity Portfolios are described in Fund Summaries: Investments, Risk & Performance and below.

---
ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO. The Portfolio invests in a combination of stocks, fixed income securities and money market instruments. Normally, the Portfolio will invest:

.. between 40% and 75% of total assets in all types of equity securities
  (including stock of large-, mid- and small-capitalization companies and growth and value securities). Up to 25% of the Portfolio's net assets may be invested in foreign securities, including American Depositary Receipts.

.. between 25% and 60% of total assets in mid- to long-term fixed income securities, including bonds, notes and other debt securities. The balance will be invested in cash equivalents. For more information on how Banc One Investment Advisors selects fixed income securities, please read "The Bond Portfolios" above.

---
ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO. The Portfolio invests mainly in equity securities of large, well-established companies, including common stocks, and debt securities and preferred stocks which are convertible to common stock. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment.

.. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in the equity securities of large, well-established companies. If the Portfolio decides to change this strategy, shareholders will be given 60 days advance notice.

---
ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO. The Portfolio invests in stocks included in the S&P 500 Index. (The Portfolio also invests in stock index futures and other equity derivatives.) The Portfolio may hold up to 10% of its total assets in cash or cash equivalents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 10% limitation).

.. The percentage of a stock that the Portfolio holds will be approximately the same percentage that the stock represents in the S&P 500 Index.

.. Banc One Investment Advisors generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock.

.. The Portfolio attempts to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 0.95, without taking into account Portfolio expenses. Perfect correlation would be 1.00.

---
ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO. The Portfolio invests mainly in common stocks of companies that have the potential for continued earnings growth with strong fundamentals and a reasonable value.

--------------------------------------------------------------------------------
                                        35

.. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities. If the Portfolio decides to change this strategy, shareholders will be given 60 days advance notice.

.. The Portfolio also may invest up to 20% of the Portfolio's assets in U.S.
  government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Portfolio may use these strategies, the Portfolio's main investment strategy is to invest in equity securities.

---
ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO. The Portfolio invests mainly in equity securities of mid-cap companies. Mid-cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment.

.. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of mid-cap companies. If the Portfolio decides to change this strategy, shareholders will be given 60 days advance notice.

.. Up to 25% of the Portfolio's net assets may be invested in foreign securities. Up to 20% of the Portfolio's total assets may be invested in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Portfolio may use these strategies more in the future, the Portfolio's main investment strategy is to invest in equity securities of mid-capitalization companies.

---
ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO. The Portfolio invests in securities of mid-cap companies that have the potential to produce above-average earnings growth per share over a one- to three-year period. Mid-cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment.

.. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of mid-cap companies, including common stocks and debt securities and preferred stocks both of which are convertible to common stock. If the Portfolio decides to change this strategy, shareholders will be given 60 days advance notice.

.. A portion of the Portfolio's assets may be held in cash equivalents.

---
ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO. The Portfolio invests mainly in equity securities of mid-cap companies with below-market average price-to-earnings and price-to-book value ratios. Mid-cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment.

.. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of mid-cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock. If the Portfolio decides to change this strategy, shareholders will be given 60 days advance notice.

.. A portion of the Portfolio's assets may be held in cash equivalents.

--------------------------------------------------------------------------------
                                      36

--------------------------------------------------------------------------------

Investment Risks
The risks associated with investing in the Portfolios are described below and in Fund Summaries: Investments, Risk & Performance at the front of this prospectus. For information concerning risks associated with specific types of investments, please read Appendix A.

---
FIXED INCOME SECURITIES: Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Portfolio's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Bond Portfolio (or an Equity Portfolio such as the Balanced Portfolio that uses bonds as part of its main investment strategy) will increase and decrease as the value of a Portfolio's investments increases and decreases. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligation (i.e., credit risk).

---
U.S. GOVERNMENT SECURITIES. U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

---
DERIVATIVES: The Portfolios may invest in securities that may be considered to be DERIVATIVES. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks. Banc One Investment Advisors performs a risk reward analysis on derivatives by analyzing each derivative individually and in the aggregate.

                        WHAT IS A DERIVATIVE?

   Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

---
SMALL-CAPITALIZATION COMPANIES: Investments in smaller, younger companies may be riskier and more volatile than investments in larger, more-established companies. These companies may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations and other factors affecting the profitability of other companies. Because economic events may

--------------------------------------------------------------------------------
                                        37
have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in their stock price. This may cause frequent and unexpected increases or decreases in the value of your investment.

---
LOWER RATED SECURITIES: The Bond Portfolio may purchase corporate and municipal bonds that are rated in ANY category. Bonds in the lowest investment grade rating category are considered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities. Bonds rated below investment grade are considered speculative and may be classified as "junk bonds." JUNK BONDS are considered to be high risk investments. These risks include greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and liquidity difficulties. The Bond Portfolio will invest no more than 5% of its net assets in securities rated below investment grade.

--------------------------------------------------------------------------------

Portfolio Quality
Various rating organizations (like Standard & Poor's Corporation and Moody's Investor Service, Inc.) assign ratings to securities (other than equity securities). Generally, ratings are divided into two main categories:
"Investment Grade Securities" and "Non-Investment Grade Securities." Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities. The Portfolios only purchase securities that meet the rating criteria described below. Banc One Investment Advisors will look at a security's rating at the time of investment. If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities.

Subsequent to its purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. Banc One Investment Advisors will consider such an event in determining whether the Portfolio should continue to hold the security.

---
RATINGS OF THE BOND PORTFOLIOS' SECURITIES

One Group Investment Trust Government Bond Portfolio only may invest in debt securities rated in any of the three highest investment grade rating categories.

One Group Investment Trust Bond Portfolio may purchase securities that meet the following rating criteria:

.. corporate and municipal bonds -- rated in any rating category.

.. preferred stock -- rated in any of the four investment grade rating categories.

.. commercial paper -- rated in the highest or second highest rating categories.

---
RATINGS OF THE EQUITY PORTFOLIOS' SECURITIES

.. If a Portfolio invests in municipal bonds, the bonds must be rated as investment grade.

--------------------------------------------------------------------------------
                                      38

.. Other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations, must be rated in one of the two highest investment grade categories at the time of investment.

.. Corporate bonds generally will be rated in one of the three highest investment grade categories.

.. Banc One Investment Advisors reserves the right to invest in corporate bonds that present attractive opportunities and are rated in the lowest investment grade category. These corporate bonds may be riskier than higher rated bonds.

.. Commercial paper must be rated in the highest or second highest rating categories.

For more information about ratings, please see "Description of Ratings" in the Statement of Additional Information.

--------------------------------------------------------------------------------

Temporary Defensive Positions
To respond to unusual market conditions, the Portfolios may invest their assets in cash and CASH EQUIVALENTS for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Portfolios from meeting their investment objectives.

                     WHAT IS A CASH EQUIVALENT?

   Cash Equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

Bond Portfolios. For temporary defensive purposes as determined by Banc One Investment Advisors, the Bond Portfolios may invest up to 100% of their assets in cash equivalents, and may hold a portion of their assets in cash for liquidity purposes.

Equity Portfolios. For temporary defensive purposes as determined by Banc One Investment Advisors, the Equity Portfolios (except the Equity Index Portfolio) may invest 100% of their total assets in cash and cash equivalents. The Equity Index Portfolio may invest 10% of its total assets in cash and cash equivalents. Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 10% limitation in the Equity Index Portfolio.

--------------------------------------------------------------------------------

Portfolio Turnover
The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Portfolios. The portfolio turnover rate for each Portfolio for the fiscal year ended December 31, 2003 is shown on the Financial Highlights.

--------------------------------------------------------------------------------
                                        39

--------------------------------------------------------------------------------

Shareholder Information
PRICING PORTFOLIO SHARES

HOW ARE PORTFOLIO SHARES PRICED? The net asset value or NAV per share for each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern Time), on each day the Portfolios are open for business. On occasion, the New York Stock Exchange will close before 4 P.M. Eastern Time. When that happens, the NAV will be calculated as of the time the New York Stock Exchange closes. The NAV per share is calculated by adding the value of all securities and other assets of a Portfolio, deducting its liabilities, and dividing by the number of shares of the Portfolio that are outstanding.

The market value of a Portfolio's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company) but before a Portfolio's NAV is calculated, that security may be valued by another method that the Portfolios believe accurately reflects fair value.

WHEN ARE THE PORTFOLIOS' BUSINESS DAYS? The Portfolios are open for business on days that the New York Stock Exchange is open for business. The Portfolios will be closed on weekends and days on which the New York Stock Exchange is closed including the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

PURCHASING PORTFOLIO SHARES
WHO CAN PURCHASE SHARES OF THE PORTFOLIOS? Shares of the Portfolios are sold at net asset value to SEPARATE ACCOUNTS of insurance companies investing on instructions of policyholders of variable annuity and variable life contracts. You and other purchasers of variable life or variable annuity contracts will not own shares of the Portfolios directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity and variable life contracts. All investments in the Portfolios are credited to the shareholder's account in the form of full or fractional shares of the designated Portfolios. The Portfolios do not issue share certificates. The interests of different separate accounts are not always the same and material, irreconcilable conflicts may arise. The Board of Trustees will monitor events for such conflicts and, should they arise, will determine what action, if any, should be taken.

ARE THERE LIMITS ON PORTFOLIO PURCHASES? Yes. The Portfolios are not designed for market timers, or large or frequent transfers. Initial and subsequent purchase payments allocated to a specific Portfolio are subject to any limits set by your variable annuity or variable life contract including limits designed to deter market timing. For information concerning the purchase and redemption of shares through your variable annuity or variable life contract, refer to the literature that you received when you purchased your variable annuity or variable life contract.

--------------------------------------------------------------------------------
                                      40

VOTING AND MEETINGS
HOW ARE SHARES OF THE PORTFOLIO VOTED? If required by the SEC, the insurance company that issued your variable annuity or variable life contract will solicit voting instructions from you and other purchasers of variable annuity or variable life contracts with respect to any matters that are presented to a vote of shareholders. Each Portfolio votes separately on matters relating solely to that Portfolio or which affect that Portfolio differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally. Shareholders shall be entitled to one vote for each share held.

WHEN ARE SHAREHOLDER MEETINGS HELD? One Group Investment Trust does not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove Trustees, change a Portfolio's fundamental investment objectives, or approve an investment advisory contract.

REDEEMING PORTFOLIO SHARES
Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable annuity or variable life contracts or for other reasons described in the separate account literature that you received when you purchased your variable annuity or variable life contract. Redemptions are processed on any day on which the Portfolios are open for business. Shares are redeemed at the net asset value next determined after the redemption order, in proper form, is received by One Group Investment Trust's transfer agent, State Street Bank and Trust Company.

DIVIDENDS
.. All dividends are distributed to the separate accounts on an annual basis and will be automatically reinvested in Portfolio shares unless an election is made on behalf of a separate account to receive some or all of the dividends in cash.

.. Dividends are not taxable as current income to you or other purchasers of variable annuity or variable life insurance contracts.

QUESTIONS
.. Any questions regarding the Portfolios should be directed to One Group
  Investment Trust, 1111 Polaris Parkway, Suite 2-G/J/L, Columbus, Ohio 43271-1235, 1-800-480-4111. All questions regarding variable annuities or variable life insurance contracts should be directed to the address indicated in the prospectuses or other literature that you received when you purchased your variable annuity or variable life product.

TAX INFORMATION
Each Portfolio intends to qualify as a "regulated investment company" for U.S. federal income tax purposes and to meet all other requirements necessary for it to be relieved of U.S. federal income taxes on income and gains it distributes to the separate accounts. Each Portfolio will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to

--------------------------------------------------------------------------------
                                        41
a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.




Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of Portfolio shares. Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolios. For a further discussion of the tax consequences of variable annuity and variable life contracts, please refer to the prospectuses or other documents that you received when you purchased your variable annuity or variable life product.


Availablility of Proxy Voting Record

The Trustees have delegated the authority to vote proxies for securities owned by the Portfolios to Banc One Investment Advisors. Each Portfolio's proxy voting record will be disclosed on a quarterly basis after the close of the quarter. Information regarding how each Portfolio voted proxies during the six months ended December 31, 2003 and for each subsequent quarter will be provided to the separate accounts which invest in the Portfolios. Each Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security and state how each vote was cast, for example, for or against the proposal.


Quarterly Portfolio Holdings Disclosure

No sooner than thirty days after the end of each quarter beginning with the quarter ending March 31, 2004, each Portfolio will make available to the separate accounts a complete schedule of its portfolio holdings as of the last day of the quarter.


--------------------------------------------------------------------------------
                                      42

         ONE GROUP(R)
         INVESTMENT TRUST
         ------------------




Management of One Group Investment Trust

--------------------------------------------------------------------------------

The Advisor
Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Investment Trust. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable, and retirement accounts. As of December 31, 2003, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $186 billion in assets.


Banc One Investment Advisors is an indirect, wholly-owned subsidiary of Bank One Corporation. On January 14, 2004, J.P. Morgan Chase & Co. and Bank One Corporation entered into an agreement that provides for the merger of Bank One Corporation into J.P. Morgan Chase & Co. This merger is expected to be completed in mid-2004. The Administrator of the Portfolios is also a subsidiary of Bank One Corporation.


--------------------------------------------------------------------------------

Advisory Fees
Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Portfolio. For the fiscal year ended December 31, 2003, the Portfolios paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                 ANNUAL RATE
                                               AS PERCENTAGE OF
            PORTFOLIO                      AVERAGE DAILY NET ASSETS
            Government Bond Portfolio                .45%
            -------------------------------------------------------
            Balanced Portfolio                       .70%
            -------------------------------------------------------
            Large Cap Growth Portfolio               .65%
            -------------------------------------------------------
            Equity Index Portfolio                   .30%
            -------------------------------------------------------
            Mid Cap Growth Portfolio                 .65%
            -------------------------------------------------------
            Bond Portfolio1                          .54%
            -------------------------------------------------------
            Diversified Equity Portfolio             .74%
            -------------------------------------------------------
            Diversified Mid Cap Portfolio1           .71%
            -------------------------------------------------------
            Mid Cap Value Portfolio1                 .72%
            -------------------------------------------------------


/1/A portion of the advisory fees for the fiscal year ended December 31, 2003 for the Bond Portfolio, the Diversified Mid Cap Portfolio and the Mid Cap Value Portfolio were waived. Without such waivers, the investment advisory fees would have been as follows:

                                          ANNUAL RATE AS PERCENTAGE
           PORTFOLIO                     OF AVERAGE DAILY NET ASSETS
           Bond Portfolio                            .60%
           Diversified Mid Cap Portfolio             .74%
           Mid Cap Value Portfolio                   .74%

--------------------------------------------------------------------------------
                                        43

--------------------------------------------------------------------------------
Additional Compensation to Service Organizations -- Revenue Sharing

Banc One Investment Advisors, at its own expense and out of its own legitimate profits, pays additional amounts to insurance companies which operate the separate accounts. These additional payments, sometimes referred to as "Revenue Sharing Arrangements," are payments over and above service fees paid by the Portfolios. These additional cash payments are made to Servicing Organizations that provide administrative services. For information regarding these arrangements, please read "Administrative Services Plan and Cash Compensation to Service Organizations" in the Statement of Additional Information.


--------------------------------------------------------------------------------

The Portfolio Managers
The Bond Portfolios (and the fixed income portion of the Balanced Portfolio) are managed by a team of portfolio managers and research analysts. The portfolio managers work together to establish general duration, sector and yield curve strategies for the Portfolios. Each team member makes recommendations about securities to be purchased and sold in the Portfolios. The research analysts provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Portfolios.

.. Bond Portfolio. Douglas Swanson is the portfolio manager for the Bond
  Portfolio, as well as the leader of the Taxable Bond Team. Prior to joining Banc One Investment Advisors in 1998, Mr. Swanson was a First Vice President at First Chicago NBD Corporation, where he was responsible for managing government and corporate securities. During the same period, Mr. Swanson also managed several series of the Pegasus Funds.

.. Government Bond Portfolio. Michael Sais, CFA, is the portfolio manager for the Government Bond Portfolio. Mr. Sais has been a member of the team managing this Portfolio since 1994. Prior to joining Banc One Investment Advisors in 1994, Mr. Sais held investment management positions at Valley National Bank in Phoenix, Arizona, PriMerit in Las Vegas, Nevada, and Citibank.

.. Balanced Portfolio. Scott Grimshaw, CFA, is the portfolio manager for the fixed income portion of the Balanced Portfolio. From 1994 to 2003, Mr. Grimshaw was a member of the team managing this Portfolio.

The Equity Portfolios, other than the Equity Index Portfolio, are managed by portfolio managers teamed with growth, blend or value style analysts. The teams meet regularly to discuss industry conditions and trends, individual stocks, the market and the economy. The research analysts provide in-depth industry analysis and recommendations, while portfolio managers determine strategy, industry weightings, Portfolio holdings and cash positions.

--------------------------------------------------------------------------------
                                      44

.. Balanced Portfolio and Diversified Equity Portfolio. Michael Weiner, CFA, is the portfolio manager for the Diversified Equity Portfolio and the equity portion of the Balanced Portfolio and serves as leader of the Diversified Strategies Team. Mr. Weiner joined Banc One Investment Advisors in 1994 after serving as Director, U.S. Equities for DuPont Pension Fund Investments in Wilmington, Delaware from 1992 to 1994. Before joining DuPont, Mr. Weiner served as an equity analyst for NCNB.

.. Large Cap Growth Portfolio. Carol R. Miller, CFA, is the portfolio manager for the Large Cap Growth Portfolio, as well as the leader of the Growth Team. In addition to the Large Cap Growth Portfolio, the Growth Team is responsible for the Mid Cap Growth Portfolio. Prior to joining Banc One Investment Advisors in 2003, Ms. Miller was a director of equity securities at Nationwide Insurance from 1999 to 2003. From 1993 to 1999, Ms. Miller was a senior portfolio manager at State Teachers Retirement System of Ohio, where she managed mid cap and large cap portfolios.

.. Mid Cap Growth Portfolio. Richard Jandrain, Chief Investment Strategist for
  Banc One Investment Advisors, is the portfolio manager for the Mid Cap Growth Portfolio. Mr. Jandrain assumed both positions in 2003. From the founding of Banc One Investment Advisors in 1992 to 2003, Mr. Jandrain was the Chief Investment Officer (Equity Securities) for Banc One Investment Advisors.

.. Diversified Mid Cap Portfolio. Frank Korth, CFA, is the portfolio manager for the Diversified Mid Cap Portfolio, a position he assumed in 2003. From 2000 to 2003, Mr. Korth was a member of the team managing the Diversified Equity Portfolio, the Diversified Mid Cap Portfolio and the Balanced Portfolio. Before joining Banc One Investment Advisors in 2000, Mr. Korth was Director of Equity Growth at National City Bank in Cleveland, Ohio. From 1990 to 1997, Mr. Korth served as Senior Vice President and portfolio manager at Zurich Kemper in Chicago.

.. Mid Cap Value Portfolio. Timothy Drake, CFA, is the portfolio manager for the
  Mid Cap Value Portfolio. Prior to assuming this position in 2003, Mr. Drake was an analyst following companies in the consumer non-durables sector from 1992 to 2003. Prior to joining Banc One Investment Advisors in 1992, Mr.
  Drake was an equity research analyst at National City Bank in Cleveland.

--------------------------------------------------------------------------------

Portfolio Manager Compensation
Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program that is tied directly to long-term relative investment performance of mutual funds managed by such portfolio managers and research analysts. In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan tied to long-term investment performance that provides up to 100% of the cash incentive award, which vests after three years. Portfolio managers and research analysts are also eligible to participate in the Bank One Corporation restricted stock and options programs.

--------------------------------------------------------------------------------
                                        45

                          [Intentionally Left Blank]

--------------------------------------------------------------------------------
                                      46

         ONE GROUP(R)
         INVESTMENT TRUST
         ------------------


FINANCIAL HIGHLIGHTS


The Financial Highlights tables are intended to help you understand the Portfolios' performance for the last five years or the period of the Portfolios' operations, whichever is shorter. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate than an investor would have earned or lost on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). This information for the Portfolios has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers LLP's report, along with the Portfolios' financial statements, are incorporated by reference in the Statement of Additional Information, both of which are available upon request. Total return information in the Financial Highlights does not reflect separate account charges. If such charges were included, total returns would be lower than those shown.

--------------------------------------------------------------------------------
                                        47

         ONE GROUP(R)
         INVESTMENT TRUST
         ------------------


FINANCIAL HIGHLIGHTS



                                              INVESTMENT ACTIVITIES                         DISTRIBUTIONS
                                            ------------------------             -----------------------------------
                                                        NET REALIZED
                                  NET ASSET    NET     AND UNREALIZED   TOTAL
                                   VALUE,   INVESTMENT     GAINS         FROM       NET        NET
                                  BEGINNING   INCOME    (LOSSES) ON   INVESTMENT INVESTMENT  REALIZED       TOTAL
                                  OF PERIOD   (LOSS)    INVESTMENTS   ACTIVITIES   INCOME     GAINS     DISTRIBUTIONS
                                  --------- ---------- -------------- ---------- ----------  --------   -------------
BOND PORTFOLIO
  Period ended December 31, 2003.  $11.83     $ 0.59       $(0.15)      $ 0.44     $(0.69)    $   --       $(0.69)
  Period ended December 31, 2002.   10.80       0.70         0.37         1.07         --(A)   (0.04)       (0.04)
  Period ended December 31, 2001.   10.57       0.69         0.23         0.92      (0.69)        --        (0.69)
  Period ended December 31, 2000.    9.98       0.61         0.58         1.19      (0.60)        --        (0.60)
  Period ended December 31, 1999.   10.73       0.60        (0.76)       (0.16)     (0.59)        --        (0.59)
GOVERNMENT BOND PORTFOLIO
  Period ended December 31, 2003.   11.92       0.56        (0.26)        0.30      (0.55)        --        (0.55)
  Period ended December 31, 2002.   10.62       0.55         0.75         1.30         --(A)      --           --
  Period ended December 31, 2001.   10.50       0.61         0.12         0.73      (0.61)        --        (0.61)
  Period ended December 31, 2000.    9.96       0.61         0.55         1.16      (0.62)        --        (0.62)
  Period ended December 31, 1999.   10.64       0.56        (0.70)       (0.14)     (0.54)        --        (0.54)
BALANCED PORTFOLIO
  Period ended December 31, 2003.   12.77       0.32         1.80         2.12      (0.40)        --        (0.40)
  Period ended December 31, 2002.   14.48       0.40        (2.09)       (1.69)        --(A)   (0.02)       (0.02)
  Period ended December 31, 2001.   15.48       0.39        (0.95)       (0.56)     (0.38)     (0.06)       (0.44)
  Period ended December 31, 2000.   15.68       0.39        (0.13)        0.26      (0.45)     (0.01)       (0.46)
  Period ended December 31, 1999.   15.14       0.39         0.83         1.22      (0.38)     (0.30)       (0.68)
LARGE CAP GROWTH PORTFOLIO
  Period ended December 31, 2003.    9.82       0.03         2.67         2.70      (0.01)        --        (0.01)
  Period ended December 31, 2002.   13.73       0.01        (3.92)       (3.91)        --         --           --
  Period ended December 31, 2001.   20.07      (0.01)       (4.01)       (4.02)        --      (2.32)       (2.32)
  Period ended December 31, 2000.   26.56      (0.03)       (5.93)       (5.96)        --      (0.53)       (0.53)
  Period ended December 31, 1999.   22.63       0.02         6.60         6.62      (0.04)     (2.65)       (2.69)
EQUITY INDEX PORTFOLIO
  Period ended December 31, 2003.    7.69       0.11         2.01         2.12      (0.09)        --        (0.09)
  Period ended December 31, 2002.    9.92       0.09        (2.32)       (2.23)        --         --           --
  Period ended December 31, 2001.   11.42       0.09        (1.50)       (1.41)     (0.09)        --        (0.09)
  Period ended December 31, 2000.   12.94       0.13        (1.32)       (1.19)     (0.13)     (0.20)       (0.33)
  Period ended December 31, 1999.   10.97       0.17         2.13         2.30      (0.17)     (0.16)       (0.33)
DIVERSIFIED EQUITY PORTFOLIO
  Period ended December 31, 2003.   11.35       0.10         2.82         2.92      (0.08)        --        (0.08)
  Period ended December 31, 2002.   14.89       0.08        (3.62)       (3.54)        --         --           --
  Period ended December 31, 2001.   16.74       0.07        (1.85)       (1.78)     (0.07)        --        (0.07)
  Period ended December 31, 2000.   17.57       0.07        (0.83)       (0.76)     (0.07)        --        (0.07)
  Period ended December 31, 1999.   17.80       0.10         1.51         1.61      (0.10)     (1.74)       (1.84)
MID CAP GROWTH PORTFOLIO
  Period ended December 31, 2003.   12.34      (0.04)        3.39         3.35         --         --           --
  Period ended December 31, 2002.   15.45      (0.05)       (3.06)       (3.11)        --         --           --
  Period ended December 31, 2001.   21.23      (0.06)       (2.53)       (2.59)        --      (3.19)       (3.19)
  Period ended December 31, 2000.   20.55      (0.08)        1.34         1.26         --      (0.58)       (0.58)
  Period ended December 31, 1999.   18.52      (0.03)        4.73         4.70         --      (2.67)       (2.67)
DIVERSIFIED MID CAP PORTFOLIO
  Period ended December 31, 2003.   11.91       0.03         3.59         3.62      (0.03)        --        (0.03)
  Period ended December 31, 2002.   14.49       0.03        (2.61)       (2.58)        --         --           --
  Period ended December 31, 2001.   17.83       0.04        (0.95)       (0.91)     (0.04)     (2.39)       (2.43)
  Period ended December 31, 2000.   15.18       0.06         2.88         2.94      (0.07)     (0.22)       (0.29)
  Period ended December 31, 1999.   14.76       0.03         1.50         1.53      (0.02)     (1.09)       (1.11)
MID CAP VALUE PORTFOLIO
  Period ended December 31, 2003.   10.45       0.07         3.33         3.40      (0.07)        --        (0.07)
  Period ended December 31, 2002.   12.68       0.07        (1.55)       (1.48)        --      (0.75)       (0.75)
  Period ended December 31, 2001.   13.16       0.08         0.45         0.53      (0.08)     (0.93)       (1.01)
  Period ended December 31, 2000.   10.39       0.11         2.77         2.88      (0.11)        --(A)     (0.11)
  Period ended December 31, 1999.   10.70       0.11        (0.31)       (0.20)     (0.11)        --        (0.11)



(A)Amount is less than $0.01.





--------------------------------------------------------------------------------
                                      48

         ONE GROUP(R)
         INVESTMENT TRUST
         ------------------


FINANCIAL HIGHLIGHTS



                                     RATIOS/SUPPLEMENTARY DATA
                  --------------------------------------------------------------
                                            RATIO OF       RATIO OF
NET ASSET         NET ASSETS,  RATIO OF  NET INVESTMENT    EXPENSES
 VALUE,               END      EXPENSES      INCOME       TO AVERAGE
 END OF   TOTAL    OF PERIOD  TO AVERAGE   TO AVERAGE     NET ASSETS    PORTFOLIO
 PERIOD   RETURN    (000'S)   NET ASSETS   NET ASSETS   WITHOUT WAIVERS TURNOVER
--------- ------  ----------- ---------- -------------- --------------- ---------
 $11.58     3.87%  $189,747      0.75%        5.50%          0.81%        21.40%
  11.83     9.99    167,767      0.75         6.38           0.81         25.68
  10.80     8.85    138,259      0.75         6.57           0.79         22.83
  10.57    12.20    102,967      0.75         6.12           0.80          6.62
   9.98    (1.50)    67,844      0.75         5.86           0.85          7.50
  11.67     2.54    211,642      0.62         4.76           0.63         22.82
  11.92    12.26    208,305      0.63         5.33           0.63         16.09
  10.62     7.05    151,391      0.62         5.93           0.62         24.85
  10.50    12.00    103,385      0.67         6.25           0.67         25.17
   9.96    (1.31)    64,159      0.73         5.68           0.73         55.15
  14.49    17.20    179,240      0.88         2.37           0.89         35.61
  12.77   (11.68)   154,802      0.88         2.77           0.89         29.05
  14.48    (3.57)   196,030      0.87         2.60           0.88         34.45
  15.48     1.65    208,568      0.90         2.58           0.90         33.38
  15.68     8.20    183,980      0.95         2.74           0.95         60.13
  12.51    27.54    205,662      0.81         0.26           0.83         48.81
   9.82   (28.48)   169,693      0.92         0.68           0.93         71.44
  13.73   (20.28)   259,557      0.81        (0.06)          0.82         74.80
  20.07   (22.96)   327,602      0.85        (0.14)          0.85         96.20
  26.56    29.26    360,018      0.88         0.08           0.88         94.18
   9.72    27.98    126,733      0.50         1.32           0.51          0.62
   7.69   (22.48)    89,012      0.50         1.15           0.51          4.99
   9.92   (12.34)   104,301      0.50         0.90           0.51          1.13
  11.42    (9.48)    96,305      0.55         1.06           0.55          3.51
  12.94    21.11     55,128      0.55         1.67           0.58          1.50
  14.19    25.93    161,287      0.91         0.85           0.93         32.19
  11.35   (23.77)   116,329      0.92         0.68           0.93         17.72
  14.89   (10.61)   130,009      0.92         0.49           0.93         23.67
  16.74    (4.36)   109,519      0.95         0.40           0.95         24.72
  17.57     9.13     71,066      0.95         0.54           0.97         91.90
  15.69    27.15    195,606      0.84        (0.27)          0.86         69.36
  12.34   (20.13)   144,108      0.83        (0.37)          0.85         76.18
  15.45   (10.65)   192,708      0.82        (0.37)          0.83         91.65
  21.23     5.79    203,070      0.87        (0.40)          0.87        161.73
  20.55    25.42    140,451      0.92        (0.21)          0.92        167.61
  15.50    30.44     59,207      0.94         0.24           0.98         78.97
  11.91   (17.81)    43,303      0.95         0.20           1.00         29.33
  14.49    (4.03)    50,785      0.95         0.24           0.98         51.60
  17.83    19.45     42,554      0.95         0.35           0.99         76.98
  15.18    10.50     21,625      0.92         0.26           1.03         58.77
  13.78    32.75    112,372      0.93         0.65           0.97         53.98
  10.45   (12.85)    76,913      0.95         0.61           0.98        106.23
  12.68     4.80     82,331      0.95         0.67           0.97        103.19
  13.16    27.91     65,157      0.95         1.03           1.00        141.27
  10.39    (1.84)    28,489      0.95         1.10           1.02        198.01


--------------------------------------------------------------------------------
                                        49

         ONE GROUP(R)
         INVESTMENT TRUST
         ------------------




Appendix A

--------------------------------------------------------------------------------

Investment Pratices
The Portfolios invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques which may be utilized by the Portfolios, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

---------------------------------------------------------

                                              PORTFOLIO NAME PORTFOLIO CODE
    -----------------------------------------------------------------------
                   One Group Investment Trust Bond Portfolio       1
    -----------------------------------------------------------------------
        One Group Investment Trust Government Bond Portfolio       2
    -----------------------------------------------------------------------
               One Group Investment Trust Balanced Portfolio       3
    -----------------------------------------------------------------------
         One Group Investment Trust Mid Cap Growth Portfolio       4
    -----------------------------------------------------------------------
       One Group Investment Trust Large Cap Growth Portfolio       5
    -----------------------------------------------------------------------
     One Group Investment Trust Diversified Equity Portfolio       6
    -----------------------------------------------------------------------
           One Group Investment Trust Equity Index Portfolio       7
    -----------------------------------------------------------------------
    One Group Investment Trust Diversified Mid Cap Portfolio       8
    -----------------------------------------------------------------------
          One Group Investment Trust Mid Cap Value Portfolio       9
    -----------------------------------------------------------------------

                                                          Portfolio Risk
  Instrument                                              Code      Type
  -------------------------------------------------------

  U.S. Treasury Obligations: Bills, notes, bonds, STRIPS,  1-9      Market
  and CUBES.
  ----------------------------------------------------------------------------

  Treasury Receipts: TRs, TIGRs and CATS.                  1, 3-9   Market
  ----------------------------------------------------------------------------

  U.S. Government Agency Securities: Securities issued by  1-9      Market
  agencies and instrumentalities of the U.S. government.            Credit
  These include Ginnie Mae, Fannie Mae, and Freddie Mac.            U.S. Govt.
                                                                    Agency
  ----------------------------------------------------------------------------

  Certificates of Deposit: Negotiable instruments with a   1, 3-9   Market
  stated maturity.                                                  Credit
                                                                    Liquidity
  ----------------------------------------------------------------------------

  Time Deposits: Non-negotiable receipts issued by a bank  1, 3-9   Liquidity
  in exchange for the deposit of funds.                             Credit
                                                                    Market
  ----------------------------------------------------------------------------

  Common Stock: Shares of ownership of a company.          3-9      Market
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      50

                                                           Portfolio Risk
 Instrument                                                Code      Type
 -----------------------------------------------------------------

 Repurchase Agreements: The purchase of a security          1-9      Credit
 and the simultaneous commitment to return the                       Market
 security to the seller at an agreed upon price on an                Liquidity
 agreed upon date. This is treated as a loan.
 ------------------------------------------------------------------------------

 Reverse Repurchase Agreement: The sale of a security       1-9      Market
 and the simultaneous commitment to buy the                          Leverage
 security back at an agreed upon price on an agreed
 upon date. This is treated as a borrowing by a
 Portfolio.
 ------------------------------------------------------------------------------

 Securities Lending: The lending of up to 33 1/3% of the    1-9      Credit
 Portfolio's total assets. In return the Portfolio will              Market
 receive cash, other securities, and/or letters of credit            Leverage
 as collateral.
 ------------------------------------------------------------------------------

 When-Issued Securities and Forward Commitments:            1-9      Market
 Purchase or contract to purchase securities at a fixed              Leverage
 price for delivery at a future date.                                Liquidity
                                                                     Credit
 ------------------------------------------------------------------------------

 Investment Company Securities: Shares of other mutual      1-9      Market
 funds, including money market funds of One Group
 Mutual Funds and shares of other money market
 mutual funds for which Banc One Investment Advisors
 or its affiliates serve as investment advisor or
 administrator. The Government Bond Portfolio will only
 purchase shares of investment companies which invest
 exclusively in U.S. Treasury and other U.S. agency
 obligations. Banc One Investment Advisors will waive
 certain fees when investing in funds for which it serves
 as investment advisor, to the extent required by law.
 ------------------------------------------------------------------------------

 Convertible Securities: Bonds or preferred stock that      1, 3-9   Market
 can convert to common stock.                                        Credit
 ------------------------------------------------------------------------------

 Call and Put Options: A call option gives the buyer the    1-9      Management
 right to buy, and obligates the seller of the option to             Liquidity
 sell, a security at a specified price at a future date. A           Credit
 put option gives the buyer the right to sell, and                   Market
 obligates the seller of the option to buy, a security at            Leverage
 a specified price at a future date. The Portfolios will
 sell only covered call and secured put options.
 ------------------------------------------------------------------------------

 Futures and Related Options: A contract providing for      1-9      Management
 the future sale and purchase of a specified amount of               Market
 a specified security, class of securities, or an index at           Credit
 a specified time in the future and at a specified price.            Liquidity
                                                                     Leverage
 ------------------------------------------------------------------------------

 Real Estate Investment Trusts ("REITs"): Pooled            1, 3-9   Liquidity
 investment vehicles which invest primarily in                       Management
 income producing real estate or real estate related                 Market
 loans or interest.                                                  Regulatory
                                                                     Tax
                                                                     Prepayment
 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        51

                                                          Portfolio Risk
  Instrument                                              Code      Type
  -----------------------------------------------------------------

  Bankers' Acceptances: Bills of exchange or time drafts   1, 3-9   Credit
  drawn on and accepted by a commercial bank.                       Liquidity
  Maturities are generally six months or less.                      Market
  ----------------------------------------------------------------------------

  Commercial Paper: Secured and unsecured short-term       1, 3-9   Credit
  promissory notes issued by corporations and other                 Liquidity
  entities. Maturities generally vary from a few days to            Market
  nine months.
  ----------------------------------------------------------------------------

  Foreign Securities: Stocks issued by foreign             1, 3-9   Market
  companies, as well as commercial paper of foreign                 Political
  issuers and obligations of foreign banks, and                     Liquidity
  overseas branches of U.S. banks. The Equity Portfolios            Foreign
  also may invest in American Depositary Receipts,                  Investment
  Global Depositary Receipts, European Depositary
  Receipts, and American Depositary Securities.
  ----------------------------------------------------------------------------

  Restricted Securities: Securities not registered under   1, 3-9   Liquidity
  the Securities Act of 1933, such as privately placed              Market
  commercial paper and Rule 144A securities.
  ----------------------------------------------------------------------------

  Variable and Floating Rate Instruments: Obligations      1-9      Credit
  with interest rates which are reset daily, weekly,                Liquidity
  quarterly or some other period and which may be                   Market
  payable to the Portfolio on demand.                               Leverage
  ----------------------------------------------------------------------------

  Rights and Warrants: Securities, typically issued with   3, 5-8   Market
  preferred stock or bonds, that give the holder the                Credit
  right to buy a proportionate amount of common
  stock at a specified price.
  ----------------------------------------------------------------------------

  Preferred Stock: A class of stock that generally pays a  1, 3-9   Market
  dividend at a specified rate and has preference over
  common stock in the payment of dividends and in
  liquidation.
  ----------------------------------------------------------------------------

  Mortgage-Backed Securities: Debt obligations secured     1-3, 8   Prepayment
  by real estate loans and pools of loans. These include            Market
  collateralized mortgage obligations ("CMOs") and                  Credit
  Real Estate Mortgage Conduits ("REMICs").                         Regulatory
  ----------------------------------------------------------------------------

  Corporate Debt Securities: Corporate bonds and non-      1, 3, 5  Market
  convertible debt securities.                                      Credit
  ----------------------------------------------------------------------------

  Demand Features: Securities that are subject to puts     1, 3     Market
  and standby commitments to purchase the securities                Liquidity
  at a fixed price (usually with accrued interest) within           Management
  a fixed period of time following demand by a
  Portfolio.
  ----------------------------------------------------------------------------

  Asset-Backed Securities: Securities secured by           1, 3, 8  Prepayment
  company receivables, home equity loans, truck and                 Market
  auto loans, leases, credit card receivables and other             Credit
  securities backed by other types of receivables or                Regulatory
  other assets.
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      52

                                                         Portfolio Risk
  Instrument                                             Code      Type
  -----------------------------------------------------------------

  Mortgage Dollar Rolls: A transaction in which a        1-3, 8    Prepayment
  Portfolio sells securities for delivery in a current             Market
  month and simultaneously contracts with the same                 Regulatory
  party to repurchase similar but not identical
  securities on a specified future date.
  ---------------------------------------------------------------------------

  Adjustable Rate Mortgage Loans ("ARMs"): Loans in a    1-3       Prepayment
  mortgage pool which provide for a fixed initial                  Market
  mortgage interest rate for a specified period of time,           Credit
  after which the rate may be subject to periodic                  Regulatory
  adjustments.
  ---------------------------------------------------------------------------

  Swaps, Caps and Floors: Swaps involve an exchange of   1-9       Management
  obligations by two parties. Caps and floors entitle a            Liquidity
  purchaser to a principal amount from the seller of the           Market
  cap or floor to the extent that a specified index
  exceeds or falls below a predetermined interest rate
  or amount. A Portfolio may enter into these
  transactions to manage its exposure to changing
  interest rates and other factors.
  ---------------------------------------------------------------------------

  New Financial Products: New options and futures        1-9       Management
  contracts and other financial products continue to be            Credit
  developed and the Portfolios may invest in such                  Market
  options, contracts and products.                                 Liquidity
  ---------------------------------------------------------------------------

  Structured Instruments: Debt securities issued by      1-6, 8-9  Market
  agencies and instrumentalities of the U.S.                       Liquidity
  government, banks, municipalities, corporations and              Management
  other businesses whose interest and/or principal                 Credit
  payments are indexed to foreign currency exchange                Foreign
  rates, interest rates, or one or more other referenced           Investment
  indices.
  ---------------------------------------------------------------------------

  Municipal Bonds: Securities issued by a state or       1, 3      Market
  political subdivisions to obtain funds for various               Credit
  public purposes. Municipal bonds include private                 Political
  activity bonds and industrial development bonds, as              Tax
  well as General Obligation Notes, Tax Anticipation
  Notes, Bond Anticipation Notes, Revenue
  Anticipation Notes, Project Notes, other short-term
  tax-exempt obligations, municipal leases, obligations
  of municipal housing authorities and single family
  revenue bonds.
  ---------------------------------------------------------------------------

  Obligations of Supranational Agencies : Obligations of 3, 8      Credit
  supranational agencies which are chartered to                    Foreign
  promote economic development and are supported                   Investment
  by various governments and governmental agencies.
  ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        53

                                                          Portfolio Risk
 Instrument                                               Code      Type
 -----------------------------------------------------------------

 Exchange Traded Funds: Ownership interests in unit        1, 3-9   Market
 investment trusts, depositary receipts, and other
 pooled investment vehicles that hold a portfolio of
 securities or stocks designed to track the price
 performance and dividend yield of a particular broad
 based, sector or international index. Exchange traded
 funds or ETFs include a wide range of investments
 such as iShares, Standard & Poor's Depository Receipts
 ("SPDRs") and NASDAQ 100's. The Equity Index
 Portfolio's investments in Index Shares are limited to
 SPDRs and other Exchange Traded Funds that track the
 S&P 500.
 -----------------------------------------------------------------------------

 Zero-Coupon Debt Securities: Bonds and other debt that    1-3, 8   Credit
 pay no interest, but are issued at a discount from their           Market
 value at maturity. When held to maturity, their entire             Zero
 return equals the difference between their issue price             Coupon
 and their maturity value.
 -----------------------------------------------------------------------------

 Zero-Fixed-Coupon Debt Securities: Zero coupon debt       1-3      Credit
 securities which convert on a specified date to interest           Market
 bearing debt securities.                                           Zero
                                                                    Coupon
 -----------------------------------------------------------------------------

 Stripped Mortgage-Backed Securities: Derivative multi-    1-3      Prepayment
 class mortgage securities which are usually structured             Market
 with two classes of shares that receive different                  Credit
 proportions of the interest and principal from a pool of           Regulatory
 mortgage assets. These include IOs and POs issued
 outside a REMIC or CMO structure.
 -----------------------------------------------------------------------------

 Inverse Floating Rate Instruments: Leveraged variable     1-3      Market
 debt instruments with interest rates that reset in the             Leverage
 opposite direction from the market rate of interest to             Credit
 which the inverse floater is indexed.
 -----------------------------------------------------------------------------

 Loan Participations and Assignments: Participations in,   1, 3     Credit
 or assignments of all or a portion of loans to                     Political
 corporations or to governments, including                          Liquidity
 governments of the less developed countries ("LDCs").              Foreign
                                                                    Investment
                                                                    Market
 -----------------------------------------------------------------------------

 Fixed Rate Mortgage Loans: Investments in fixed rate      1-3      Credit
 mortgage loans or mortgage pools which bear simple                 Prepayment
 interest at fixed annual rates and have short- to long-            Regulatory
 term final maturities.                                             Market
 -----------------------------------------------------------------------------

 Short-Term Funding Agreements: Funding agreements         1, 3     Credit
 such as Guaranteed Investment Contracts ("GICs") and               Liquidity
 Bank Investment Contracts ("BICs") issued by banks                 Market
 and highly rated U.S. insurance companies.
 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      54

--------------------------------------------------------------------------------

Investment Risks
Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Portfolios may fluctuate, as will the value of your investment in the Portfolios. Certain investments are more susceptible to these risks than others.

.. Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

.. Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

   Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Portfolio's hedging transactions will be effective.

   Speculative. To the extent that a derivative is not used as a hedge, the Portfolio is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

.. Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

.. Management Risk. The risk that a strategy used by a Portfolio's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

.. Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

--------------------------------------------------------------------------------
                                        55

.. Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

.. Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

.. Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline.
  When mortgage and other obligations are prepaid, a Portfolio may have to reinvest in securities with a lower yield. Further, with early prepayment, a Portfolio may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates resulting in an unexpected capital loss.

.. Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of the outstanding securities.

.. Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

.. U.S. Government Agency Securities. The Portfolios may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities such as Fannie Mae Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to it agencies and instrumentalities if not required to do so by law.

.. Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

--------------------------------------------------------------------------------
                                      56

--------------------------------------------------------------------------------
If you want more information about the Portfolios, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Portfolios by calling 1-800-480-4111 or by writing the Portfolios at:

ONE GROUP(R) INVESTMENT TRUST
1111 POLARIS PARKWAY, SUITE 2-G/J/L
COLUMBUS, OHIO 43271-1235

You can also review and copy the Portfolios' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090). You can also get reports and other information about the Portfolios from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS: This prospectus is for use with variable life insurance contracts and variable annuity contracts. All questions regarding variable annuity contracts or variable life insurance contracts should be directed to the address or phone numbers in the prospectus or other materials that you received when you purchased your variable annuity or variable life product.

(Investment Company Act File No. 811-7874)

                      STATEMENT OF ADDITIONAL INFORMATION

                         ONE GROUP(R) INVESTMENT TRUST

       ONE GROUP INVESTMENT TRUST BOND PORTFOLIO (THE "BOND PORTFOLIO")
  ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO (THE "GOVERNMENT BOND
                                  PORTFOLIO")
   ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO (THE "BALANCED PORTFOLIO")
 ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO (THE "LARGE CAP GROWTH
                                  PORTFOLIO")
ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO (THE "EQUITY INDEX PORTFOLIO")
   ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO (THE "DIVERSIFIED
                              EQUITY PORTFOLIO")
   ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO (THE "MID CAP GROWTH
                                  PORTFOLIO")
ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO (THE "DIVERSIFIED MID
                                CAP PORTFOLIO")
    ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO (THE "MID CAP VALUE
                                  PORTFOLIO")
            (EACH A "PORTFOLIO," AND COLLECTIVELY THE "PORTFOLIOS")

                                  May 1, 2004

   This Statement of Additional Information is not a Prospectus, but supplements and should be read with the Prospectus dated May 1, 2004 for the Portfolios (the "Prospectus"). This Statement of Additional Information is incorporated in its entirety into the Prospectus. The Annual Report for the Portfolios for the fiscal year ended December 31, 2003 is incorporated by reference into this Statement of Additional Information. A copy of the Annual Report and the Prospectus are available without charge by writing to One Group Investment Trust (the "Trust") at 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211 or by calling toll free at 1-800-480-4111.

                                                                              Page
                                                                              ----
THE TRUST....................................................................   1
INVESTMENT OBJECTIVES AND POLICIES...........................................   2
Additional Information on Portfolio Investments..............................   2
 Asset-backed Securities.....................................................   2
 Bank Obligations............................................................   2
 Commercial Paper............................................................   3
 Common Stock................................................................   3
 Convertible Securities......................................................   3
 Demand Features.............................................................   3
 Exchange Traded Funds.......................................................   4
 Foreign Investments.........................................................   4
 Futures and Options Trading.................................................   5
 Limitations on the Use of Options...........................................  11
 Government Securities.......................................................  11
 High Yield/High Risk Securities/Junk Bonds..................................  11
 Investment Company Securities...............................................  13
 Loan Participations and Assignments.........................................  13
 Mortgage-Related Securities.................................................  14
   Mortgage-Backed Securities (CMOs and REMICs)..............................  14
   Mortgage Dollar Rolls.....................................................  15
   Stripped Mortgage Backed Securities.......................................  16
   Adjustable Rate Mortgage Loans............................................  16
   Risk Factors of Mortgage-Related Securities...............................  17
 Municipal Securities........................................................  18
   Risk Factors in Municipal Securities......................................  21
   Limitations on the Use of Municipal Securities............................  22
 New Financial Products......................................................  22
 PERCS.......................................................................  22
 Preferred Stock.............................................................  22
 Real Estate Investment Trusts ("REITs").....................................  23
 Repurchase Agreements.......................................................  23
 Reverse Repurchase Agreements...............................................  24
 Restricted Securities.......................................................  24
 Securities Lending..........................................................  25
 Short-term Funding Agreements...............................................  25
 Structured Instruments......................................................  26
 Swaps, Caps and Floors......................................................  26
 Treasury Receipts...........................................................  28
 U.S. Treasury Obligations...................................................  28
 Variable and Floating Rate Instruments......................................  28
 Warrants....................................................................  29
 When-issued Securities and Forward Commitments..............................  29
Investment Restrictions......................................................  30
 Portfolio Turnover..........................................................  31
 Additional Tax Information Concerning the Portfolios........................  32
VALUATION....................................................................  34
 Valuation of the Portfolios.................................................  34
ADDITIONAL INFORMATION REGARDING THE CALCULATION OF PER SHARE NET ASSET VALUE  35
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................  35
 Dividends...................................................................  35
MANAGEMENT OF THE TRUST......................................................  36
 Management Information......................................................  36
 Board of Trustees...........................................................  38

                                                                             Page
                                                                             ----
 Investment Advisor.........................................................  40
 Codes of Ethics............................................................  42
 Portfolio Transactions.....................................................  43
 Administrator..............................................................  45
 Custodian, Sub-Custodian and Transfer Agent................................  46
 Experts....................................................................  47
ADDITIONAL INFORMATION......................................................  47
 Proxy Voting Policies and Procedures.......................................  47
 Description of Shares......................................................  48
 Shareholder and Trustee Liability..........................................  49
 Shareholders...............................................................  49
 Administrative Services Plan and Cash Compensation to Service Organizations  51
 Miscellaneous..............................................................  52
FINANCIAL STATEMENTS........................................................  53
Appendix A--Description of Ratings
Appendix B--Investment Practices
Appendix C--Proxy Voting Policies and Procedures

                                   THE TRUST

   One Group Investment Trust (formerly called The One Group Investment Trust) (the "Trust") is an open-end management investment company. The Trust was formed as a Massachusetts business trust on June 7, 1993. The Trust consists of nine series of units of beneficial interest ("Shares") each representing interests in one of the following separate investment portfolios:

1. Bond Portfolio (formerly called the Bond Fund)
2. Government Bond Portfolio (formerly called the Government Bond Fund)
3. Balanced Portfolio (formerly called the Asset Allocation Fund)
4. Mid Cap Growth Portfolio (formerly called the Growth Opportunities Fund)
5. Large Cap Growth Portfolio (formerly called the Large Company Growth Fund)
6. Equity Index Portfolio (formerly called the Equity Index Fund)
7. Diversified Equity Portfolio (formerly called the Value Growth Fund)
8. Diversified Mid Cap Portfolio (formerly called the Mid Cap Opportunities
   Fund)
9. Mid Cap Value Portfolio (formerly called the Mid Cap Value Fund)

   For ease of reference, this Statement of Additional Information sometimes refers to the Portfolios as the BOND PORTFOLIOS and the EQUITY PORTFOLIOS.

   The Bond Portfolios include:

1. Bond Portfolio and
2. Government Bond Portfolio.

   The Equity Portfolios include:

1. Balanced Portfolio,
2. Mid Cap Growth Portfolio,
3. Large Cap Growth Portfolio,
4. Equity Index Portfolio,
5. Diversified Equity Portfolio,
6. Diversified Mid Cap Portfolio, and
7. Mid Cap Value Portfolio.


   All of the Portfolios are diversified, as defined under the Investment Company Act of 1940, as amended (the "1940 Act").


   SUBSTITUTION OF ONE GROUP INVESTMENT TRUST PORTFOLIOS FOR PEGASUS VARIABLE FUNDS. On March 31, 1999, the following portfolios of the Trust were substituted for the following Pegasus Variable Funds in separate accounts maintained by Hartford Life and Annuity Insurance Company:

       One Group Investment Trust Portfolio Pegasus Variable Fund
       ------------------------------------ ---------------------
        1.  Bond Portfolio                  1.  Bond Fund
        2.  Large Cap Growth Portfolio      2.  Growth Fund
        3.  Diversified Mid Cap Portfolio   3.  Mid-Cap Opportunity Fund
        4.  Mid Cap Value Portfolio         4.  Intrinsic Value Funds
        5.  Diversified Equity Portfolio    5.  Growth and Value Fund

   With the exception of the Large Cap Growth Portfolio, the Pegasus Variable Funds are the surviving funds for accounting purposes. The Pegasus Variable Bond Fund, the Pegasus Variable Mid-Cap Opportunity Fund, the Pegasus Variable Intrinsic Value Fund, and the Pegasus Variable Growth and Value Fund are referred to as the "Predecessor Funds" in this Statement of Additional Information. Individual Predecessor Funds are identified in this Statement of Additional Information by reference to the applicable One Group Investment Trust Portfolio.

   Much of the information in this Statement of Additional Information expands upon subjects discussed in the Prospectus. You should not invest in the Portfolios without first reading the Prospectus.

                      INVESTMENT OBJECTIVES AND POLICIES

   The following policies supplement each Portfolio's investment objective and policies as described in the Prospectus. Additional details about each Portfolio's investment objectives and policies are contained in Appendix B to this Statement of Additional Information and in the Prospectus under "Fund
Summary: Investments, Risk & Performance," "More About the Portfolios" and Appendix A--Investment Practices.

Additional Information on Portfolio Investments

Asset-backed Securities

   Asset-backed securities include securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

   Prepayment Risks. The issuers of asset-backed securities may be able to repay principal in advance if interest rates fall. Also, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. If asset-backed securities are pre-paid, a Portfolio may have to reinvest the proceeds from these securities at a lower rate. In addition, potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Portfolio may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

Bank Obligations

   Bank obligations include bankers' acceptances, certificates of deposit, and time deposits. The Portfolios (other than the Government Bond Portfolio) may invest in bank obligations.

   Bankers' Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise. These drafts are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. To be eligible for purchase by a Portfolio, a bankers' acceptance must be guaranteed by domestic and foreign banks and savings and loan associations having, at the time of investment, total assets in excess of $1 billion (as of the date of their most recently published financial statements).

   Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. To be eligible for investment, a certificate of deposit must be issued by: (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or
(ii) in certificates of deposit of domestic savings and loan associations the deposits of which are insured by the Federal Deposit Insurance Corporation provided that, in each case, at the time of purchase, such institutions have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion.

   The Portfolios may also invest in Eurodollar certificates of deposit. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. The Portfolios may also invest in Yankee Certificates of Deposit. Yankee Certificates of Deposits are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Portfolios may also invest in obligations (including bankers' acceptances and certificates of deposit) denominated in foreign currencies (see "Foreign Investments" herein).

   Time Deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and include a withdrawal penalty are considered to be illiquid. Time deposits will be maintained only at banks or savings and loan associations from which a Portfolio could purchase certificates of deposit. Demand Deposits are funds deposited in a commercial bank or a savings and loan association which, without prior notice to the bank, may be withdrawn generally by negotiable draft. All of the Portfolios may utilize Demand Deposits in connection with their day-to-day operations.

Commercial Paper

   Commercial paper consists of promissory notes issued by corporations. Although these notes are generally unsecured, the Portfolios may also purchase secured commercial paper. In the event of default of an issuer of secured commercial paper, a Portfolio may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Portfolio would take steps to dispose of such securities or investments in a commercially reasonable manner. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Portfolios only purchase commercial paper that meets the following criteria:

   Bond Portfolio. The Bond Portfolio may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") (such as A-2 or better by Standard & Poor's Rating Service ("S&P"), Prime-2 or better by Moody's Investors Service, Inc. ("Moody's") or F2 or better by Fitch Ratings ("Fitch"), or R-2 or better by Dominion Bond Rating Service Limited ("Dominion")) or if unrated, determined by Banc One Investment Advisors Corporation ("Banc One Investment Advisors") to be of comparable quality.

   Equity Portfolios. The Equity Portfolios may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody's or F2 or better by Fitch or R-2 or better by Dominion) or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

Common Stock

   Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer's board of directors.

Convertible Securities

   Convertible securities are similar to both fixed income and equity securities. Convertible securities may be issued as bonds or preferred stock. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Portfolios base selection of convertible securities, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Portfolio to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Portfolio may hold such common stock in its portfolio even if it does not invest in common stock.

Demand Features

   The Bond Portfolio and the Balanced Portfolio may invest in securities that are subject to puts and standby commitments ("Demand Features"). A Demand Feature allows a Portfolio to sell securities at their principal amount
(usually with accrued interest) within a fixed period (usually seven days) following a demand by the Portfolio. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. The Portfolios expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will reduce the yield otherwise payable on the underlying security.

   Under a "Stand-By Commitment," a dealer agrees to purchase, at a Portfolio's option, specified securities at a specified price. A Portfolio will acquire these commitments only to aid portfolio liquidity and does not intend to exercise the demand feature for trading purposes. Stand-by commitments may also be referred to as put options. Each Portfolio will generally limit its investments in stand-by commitments to 25% of its total assets.

   The Portfolios engage in put transactions to maintain flexibility and liquidity, to permit them to meet redemption requests and to remain as fully invested as possible.

Exchange Traded Funds

   Certain of the Portfolios may invest in Exchange Traded Funds or ETFs. Exchange Traded Funds are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard and Poor's Depository Receipts are ETFs that track the S&P 500. Sector ETFs track companies represented in related industries within a sector of the economy. For example, iShare Dow Jones U.S. Healthcare Sector Index Fund is a sector ETF that tracks the Dow Jones Healthcare sector. International ETFs track a group of stocks from a specific country. For example, iShares MSCI-Australia tracks the Morgan Stanley Capital International Index for Australia Stocks.

   ETFs also may hold a portfolio of debt securities. For example, iShares Lehman 1-3 Year Treasury Bond Fund invests in a portfolio of publically issued, U.S. Treasury securities designed to track the Lehman Brothers 1-3 Year Treasury Index. Similarly, iShares GS $ Investor Corporate Bond Fund is designed to track a segment of the U.S. investment grade corporate bond market as defined by the GS $ Investop Index.

   ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. ETFs are traded on an exchange, and, in some cases may not be redeemed. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.

   The investment vehicles issuing ETFs are not actively managed. Rather, the investment vehicle's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

   Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Funds may invest in them.

   A Portfolio will limit its investments in any one issue of ETFs to 5% of the Portfolio's total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Portfolio's investments in all ETFs will not exceed 10% of the Portfolio's total assets, when aggregated with all other investments in investment companies.

Foreign Investments

   Some of the Portfolios may invest in certain obligations or securities of foreign issuers. Possible investments include equity securities, debt securities (e.g., bonds and commercial paper) of foreign entities, and obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers' Acceptances, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper and Europaper. The Equity Portfolios may purchase sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs, EDRs, and GDRs are not. Therefore, there may be less information available about the issuers of EDRs, GDRs and unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities.

   Risk Factors of Foreign Investments

   Political and Exchange Risks. Foreign investments may subject a Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

   Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

   Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks.

   Currency Risk. Foreign securities are typically denominated in foreign currencies. The value of a Portfolio's investments in securities denominated in foreign currencies will be affected by: (i) changes in currency exchange rates; (ii) the relative strength of the foreign currencies and the U.S. dollar, and (iii) exchange control regulations. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains.

Limitations on the Use of Foreign Investments. With respect to all Portfolios other than the Government Bond Portfolio, investments in all types of foreign obligations or securities will not exceed 25% of the net assets of a Portfolio.

                          Futures and Options Trading

   The Portfolios may enter into futures contracts, options, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested, reducing transaction costs, or managing interest rate risk.

Futures Contracts

   Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, or financial indices, including indices of U.S. government securities, foreign government securities, equity securities or fixed-income securities. Futures contracts also include a new type of product--the single stock future. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodities Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Portfolios only invest in futures contracts to the extent they could invest in the underlying instrument directly.

Margin Requirements

   The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

  . are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded,

  . may be maintained in cash or certain other liquid assets by the Portfolios' custodian for the benefit of the FCM, and

  .   are similar to good faith deposits or performance bonds.

   Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

SEC Segregation Requirements

   In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Portfolio, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Portfolio "covers" a long position.

Liquidity Impact of Margin and SEC Segregation Requirements

   Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

Limitations on the Use of Futures Contracts


   The Portfolios are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under such Act. In addition, none of the Portfolios will enter into futures contracts to the extent that the value of the futures contracts held would exceed 25% of the respective Portfolio's total assets.


Purpose of Utilizing Futures

   A Portfolio's primary purpose in entering into futures contracts is to protect that Portfolio from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its Portfolio securities by a corresponding increase in the value of the futures contract position. A Portfolio could protect against a decline in stock prices by selling Portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell Portfolio securities.

   If a Portfolio owns Treasury bonds and Banc One Investment Advisors expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling Treasury bonds in its Portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Portfolio's interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a Portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

   Liquidity. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

   Risk of Loss. Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio's overall performance could be worse than if such Portfolio had not entered into futures contracts if Banc One Investment Advisors' investment judgment proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its Portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its Portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

   The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the amount were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Portfolios will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

   Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in Portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

   Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

                               Options Contracts

   The Portfolios may use options on securities or futures contracts to reduce investment risk. An option gives the buyer of the option the right (but not the obligation) to purchase a futures contract or security at a specified price (the "strike price"). The purchase price of an option is referred to as its "premium." Options have limited life spans, usually tied to the delivery or settlement date of the underlying futures contract or security. If an option is not exercised prior to its expiration, it becomes worthless. This means the buyer has lost the premium paid, while the seller (the "writer") has received a premium without being required to perform. Increased market volatility and relatively longer remaining life spans generally increase the value of options by increasing the probability of market swings favorable to the holder and unfavorable to the writer during the life of the option.

  . A CALL OPTION gives the buyer the right to purchase a security at a specified price (the "exercise price") at any time until a certain date. So long as the obligation of the writer of a call option continues, the writer may be required to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer closes the transaction by repurchasing an option identical to that previously sold. To secure the writer's obligation under a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. A call option is "in-the-money" if the strike price is below current market levels and "out-of-the-money" if the strike price is above current market level.

  . A PUT OPTION gives the buyer the right to sell the underlying futures contract or security. The writer of a put option must purchase futures contracts or securities at a strike price if the option is exercised. A put option is "in-the-money" if the strike price is above current market levels and "out-of-the-money" if the strike price is below current market levels.

  . A COVERED OPTION is an option written by a party who owns the underlying position.

  .   AN OPENING TRANSACTION is the initial purchase or sale of an option.

  . A CLOSING TRANSACTION is a transaction which effectively ends an option writer's financial exposure to an existing option obligation. A closing transaction involves entering into an option contract that has the reverse effect of that being closed out. Such an option will be on the same security with the same exercise price and expiration date as the option contract originally opened. The premium which a Portfolio will pay in executing a closing purchase transaction may be higher (or lower) than the premium received when the option was written, depending in large part upon the relative price of the underlying security at the time of each transaction. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security.

   Purchasing Call Options

   The Portfolios may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

   Writing (Selling) Covered Call Options

   The Portfolios may write covered call options and purchase options to close out options previously written by the Portfolio. A Portfolio's purpose in writing covered call options is to generate additional premium income. This premium income will serve to enhance a Portfolio's total return and will reduce the effect of any price decline of the security involved in the option. Generally, the Portfolios will write covered call options on securities which, in the opinion of Banc One

Investment Advisors, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio. The Portfolios will write only covered call options. This means that a Portfolio will only write a call option on a security which a Portfolio already owns.

   Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Portfolio's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked options, which a Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

   The security covering the call will be maintained in a segregated account of the Portfolio's custodian. Unlike one who owns a security not subject to an option, a Portfolio has no control over when it may be required to sell the underlying security, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. Thus, the security could be "called away" at a price substantially below the fair market value of the security. Additionally, when a security is called away, the Portfolio's turnover rate will increase, which would cause a Portfolio to incur additional brokerage expenses. If a call option which a Portfolio has written expires, a Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security.

   The Portfolios do not consider a security covered by a call to be "pledged" as that term is used in each Portfolio's policy which limits the pledging or mortgaging of its assets. Call options written by a Portfolio will normally have expiration dates of less than nine months from the date written.

   The premium received is the market value of an option. In determining whether a particular call option should be written, Banc One Investment Advisors will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

   From time to time, a Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its Portfolio. In such cases, additional costs will be incurred.

   A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing transaction on a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

   Purchasing Put Options

   The Portfolios may also purchase put options to protect their Portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Portfolio, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by the transaction cost.

   Writing (Selling) Secured Puts

   The Portfolios may write secured puts. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option which may be substantially in excess of the fair market value of the security. If a secured put option expires unexercised, the writer realizes a gain in the amount of the premium.

   Engaging in Straddles and Spreads

   The Portfolios also may engage in straddles and spreads. In a straddle transaction, a Portfolio either buys a call and a put or sells a call and a put on the same security. In a spread, a Portfolio purchases and sells a call or a put. The Portfolio will sell a straddle when Banc One Investment Advisors believes the price of a security will be stable. The Portfolio will receive a premium on the sale of the put and the call. A spread permits the Portfolio to make a hedged investment that the price of a security will increase or decline.

   Risk Factors in Options Transactions

      Risk of Loss in Purchasing Transactions. When it purchases an option, a Portfolio runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Portfolio exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Portfolio will lose part or all of its investment in the option. This contrasts with an investment by a Portfolio in the underlying securities, since the Portfolio may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities. In addition, there may be imperfect or no correlation between the changes in market value of the securities held by the Portfolios and the prices of the options.

      Risk of Loss in Writing (Selling) Options. When it writes a covered call option, a Portfolio runs the risk that it will be forced to sell a security it owns at below its market value or, alternatively, incur a loss in otherwise extinguishing its obligation under the covered call option. When it writes a secured put option, a Portfolio runs the risk that it will be required to buy a security at above its market price or, alternatively, incur a loss in otherwise extinguishing its obligation under the secured put option.

      Judgment of Banc One Investment Advisors. The successful use of the options strategies depends on the ability of Banc One Investment Advisors to assess interest rate and market movements correctly and to accurately calculate the fair price of the option. The effective use of options also depends on a Portfolio's ability to terminate option positions at times when Banc One Investment Advisors deems it desirable to do so. A Portfolio will take an option position only if Banc One Investment Advisors believes there is a liquid secondary market for the option, however, there is no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

      Liquidity. If a secondary trading market in options were to become unavailable, a Portfolio could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A lack of liquidity may limit a Portfolio's ability to realize its profits or limit its losses.

      Market Restrictions. Disruptions in the markets for the securities underlying options purchased or sold by a Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Portfolio as purchaser or writer of an option will be unable to close out its positions until option trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Portfolio has expired, the Portfolio could lose the entire value of its option.

      Foreign Investment Risks. Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign option markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

  Limitations on the Use of Options


   Each Portfolio will limit the writing of put and call options to 25% of its net assets. Some Portfolios may enter into over-the-counter option transactions. There will be an active over-the-counter market for such options which will establish their pricing and liquidity. The Portfolios will only enter into these option transactions with broker/dealers who have a minimum net worth of $20,000,000.

Government Securities

   The Portfolios invest in securities issued by agencies and instrumentalities of the U.S. government. Not all securities issued by U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Portfolio will invest in the obligations of these agencies or instrumentalities only when Banc One Investment Advisors believes that the credit risk is minimal. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. government, see "Investment Objectives and Policies--Mortgage-Related Securities" in this Statement of Additional Information.

 . Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("Ginnie Mae") and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury;

 . Others, such as the Federal National Mortgage Association ("Fannie Mae"), are supported by the right of the issuer to borrow from the Treasury;

 . Others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and

 . Still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported only by the credit of the instrumentality.

   The Bond Portfolios may invest in all types of securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac including without limitation funding notes and subordinated benchmark notes. For example, the Bond Portfolios may invest in Fannie Mae's Subordinated Benchmark Notes(R) ("Fannie Mae Subordinated Notes"). The Bond Portfolios generally will only purchase Fannie Mae Subordinated Notes rated in one of the three highest rating categories or, if unrated, determined to be of comparable quality by Banc One Investment Advisors. Fannie Mae Subordinated Notes will be unsecured and subordinated and will rank junior in priority to all existing and future liabilities of Fannie Mae, other than those liabilities that by their terms expressly rank equal with or junior to Fannie Mae Subordinated Notes. If capital ratios fall below certain levels, Fannie Mae will cease paying (but not accruing) interest until such capital ratios are restored. Like other securities issued by Fannie Mae, Fannie Mae Subordinated Notes are not guaranteed by the U.S. government. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. government, see "Investment Objectives and Policies--Mortgage-Related Securities" in this Statement of Additional Information.

High Yield/High Risk Securities/Junk Bonds

   The Bond Portfolio may invest up to 5% of its net assets in corporate and municipal bonds that are rated below investment grade (BB or lower by S&P and Ba or lower by Moody's). Terms used to describe securities that are rated below investment grade include "high yield securities," "lower rated bonds," "non-investment grade bonds," "below investment grade bonds" and "junk bonds." These securities are considered to be high risk investments. The risks include the following:

      Greater Risk of Loss. These securities are regarded as predominantly speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Portfolio would experience a decrease in income and a decline in the market value of its investments. The Portfolio may also incur additional expenses in seeking recovery from the issuer.

      Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile.

      Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

      Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the markets for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion or an issue of lower-rated securities at times. As a result, a Portfolio that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

      High Yield Bond Market. In 2000, 2001, 2002 and continuing in 2003 the default rate for high yield securities has significantly increased when compared with prior periods. Economic downturn, continued volatility in the capital markets or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by the Portfolio, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

      Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

      New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Portfolio's investments in lower rated securities.

   High yield, high risk investments may include the following:

      Straight fixed-income debt securities. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

      Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

      Zero-fixed-coupon debt securities. These are zero-coupon debt securities which convert on a specified date to interest-bearing debt securities.

      Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

      Private Placements. These are bonds are sold directly to a small number of investors, usually institutional, without registration under the Securities Act of 1933.

      Convertible Securities. These are bonds or preferred stocks that convert to common stock.

      Preferred Stock. These are stocks that generally pay a dividend at a specified rate and which have preference over common stock in the payment of dividends and in liquidation.

      Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of the less developed countries ("LDCs").

      Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Portfolio may hold such common stock and other securities even if it does not invest in such securities.


   This foregoing list is not definitive. The Prospectus and this Statement of Additional Information list additional types of permissible investments.


Investment Company Securities


   The Portfolios may invest up to 5% of their total assets in the securities of any one investment company (another mutual fund), but may not own more than 3% of the outstanding securities of any one investment company or invest more than 10% of their total assets in the securities of other investment companies. Other investment company securities may include securities of a money market mutual fund of One Group(R) Mutual Funds and securities of other money market funds for which Banc One Investment Advisors or its affiliate serves as investment advisor or administrator. Because other investment companies employ an investment advisor, such investments by the Portfolios may cause shareholders to bear duplicate fees. Banc One Investment Advisors will waive its fee attributable to Portfolio assets invested in funds advised by Banc One Investment Advisors.


Loan Participations and Assignments

   Some of the Portfolios may invest in fixed and floating rate loans ("Loans"). Loans are typically arranged through private negotiations between borrowers (which may be corporate issuers or issuers of sovereign debt obligations) and one or more financial institutions ("Lenders"). Generally, the Portfolios invest in Loans by purchasing Loan Participations ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties.

   Typically, a Portfolio will have a contractual relationship only with the Lender and not with the borrower when it purchases a Participation. In contrast, a Portfolio has direct rights against the borrower on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

   Limitations on Investments in Loan Participations and Assignments. Loan Participations and Assignments may be illiquid. As a result, a Portfolio will invest no more than 15% of its net assets in these investments. If a government entity is a borrower on a Loan, the Portfolio will consider the government to be the issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

   Risk Factors of Loan Participations and Assignments. A Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to those securities when valuing the Portfolio's securities and calculating its net asset value.

Mortgage-Related Securities

   Mortgage-Backed Securities (CMOs and REMICs). Mortgage-backed securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). (A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages principally secured by interests in real property and other permitted investments).

   Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

  .   various governmental agencies such as Ginnie Mae;

  .   government-related organizations such as Fannie Mae and Freddie Mac;

  . non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. (Non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

   There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

   Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae's guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

   Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stock-holders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

   Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

   CMOs and guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The BOND PORTFOLIO does not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the "Mortgage Assets"). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

   Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

   Fannie Mae REMIC Certificates . Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are available.

   Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as "Gold PCs."

   REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. government securities for purposes of investment policies.

   CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across to different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

   The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

   Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters, and "parallel pay" CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

   A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Portfolios may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Portfolios may invest will not include residual interest.

   Mortgage Dollar Rolls. Some of the Portfolios may enter into Mortgage Dollar Rolls. In a Mortgage Dollar Roll transaction, the Portfolios sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date.

When a Portfolio enters into mortgage dollar rolls, the Portfolio will hold and maintain a segregated account until the settlement date. The segregated account will contain cash or liquid securities in an amount equal to the purchase price that the Portfolio is required to pay. The Portfolios benefit from a mortgage dollar roll to the extent of:

  . the difference between the price received for the securities sold and the lower price for the future purchase (often referred to as the "drop"); and

  . fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the future purchase.

   Unless such benefits exceed the amount of income, capital appreciation or gains on the securities sold as part of the mortgage dollar roll, the investment performance of the Portfolios will be less than what the performance would have been without the use of mortgage dollar rolls. The benefits of mortgage dollar rolls may depend upon Banc One Investment Advisors' ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Portfolios currently intend to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

   Stripped Mortgage Backed Securities. Stripped Mortgage Backed Securities ("SMBS") are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets ("IOs"), while the other class will receive all of the principal ("POs"). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

   In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

      Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Portfolios may lose money on investments in SMBS.

      Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

      Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

      Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. Banc One Investment Advisors will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

   The Bond Portfolio, the Government Bond Portfolio, and the Balanced Portfolio may invest in SMBS to enhance revenues or hedge against interest rate risk. A Portfolio may only invest in SMBS issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Portfolios' limitations on investments in illiquid securities.

   Adjustable Rate Mortgage Loans. The Bond Portfolio, the Government Bond Portfolio, and the Balanced Portfolio may invest in adjustable rate mortgage loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

   Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above a maximum rate or below a minimum rate. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

   Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.


   There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Portfolio's investments and therefore in the net asset value of the Portfolio's Shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.


   In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization. Other factors affecting prepayment of ARMs include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions.

   Risks Factors of Mortgage-Related Securities

      Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

      Interest Rate Sensitivity. If a Portfolio purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Portfolios. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return the Portfolios will receive when these amounts are reinvested.

      Market Value. The market value of a Portfolio's adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates rise faster than the rates of interest payable on these securities or by the adjustable rate mortgage loans underlying the securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying these securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

      Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected by increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Portfolio's principal investment to the extent of the premium paid. On the other hand, if these securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

      Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Portfolios invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying these securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

Municipal Securities

   Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as:

   1.  bridges,

   2.  highways,

   3.  roads,

   4.  schools,

   5.  water and sewer works, and

   6.  other utilities.

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

   Other public purposes for which Municipal Securities may be issued include:

   1.  refunding outstanding obligations,

   2.  obtaining funds for general operating expenses, and

   3.  obtaining funds to lend to other public institutions and facilities.

   In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

   1.  water, sewage and solid waste facilities,

   2.  qualified residential rental projects,

   3.  certain local electric, gas and other heating or cooling facilities,

   4.  qualified hazardous waste facilities,

   5.  high-speed intercity rail facilities,

   6. governmentally-owned airports, docks and wharves and mass transportation facilities,

   7.  qualified mortgages,

   8.  student loan and redevelopment bonds, and

   9.  bonds used for certain organizations exempt from Federal income taxation.

   Certain debt obligations known as "industrial development bonds" under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

   1.  privately operated housing facilities,

   2.  sports facilities,

   3.  industrial parks,

   4.  convention or trade show facilities,

   5.  airport, mass transit, port or parking facilities,

   6.  air or water pollution control facilities,

   7.  sewage or solid waste disposal facilities, and

   8.  facilities for water supply.

   Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

   The two principal classifications of Municipal Securities consist of "general obligation" and "limited" (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of these bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bonds. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

   The Portfolios may also acquire "moral obligation" issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Portfolio that may purchase municipal securities may purchase:

   1.  Short-term tax-exempt General Obligations Notes,

   2.  Tax Anticipation Notes,

   3.  Bond Anticipation Notes,

   4.  Revenue Anticipation Notes,

   5.  Project Notes, and

   6.  Other forms of short-term tax-exempt loans.

   Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

   There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:

  .   general money market conditions,

  .   coupon rate,

  .   the financial condition of the issuer,

  .   general conditions of the municipal bond market,

  .   the size of a particular offering,

  .   the maturity of the obligations, and

  .   the rating of the issue.

   The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Portfolio, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. Banc One Investment Advisors will consider such an event in determining whether the Portfolio should continue to hold the obligations.

   Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

   Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. [The Board of Trustees is responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.]

   Risk Factors in Municipal Securities

      Tax Risk. The Internal Revenue Code of 1986, as amended imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

      Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

  . the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

  .   the value of the bonds may be reduced;

  . Shareholders of the Portfolios may be subject to unanticipated tax liabilities;

  .   a Portfolio may be required to sell the bonds at the reduced value;

  .   it may be an event of default under the applicable mortgage;

  .   the holder may be permitted to accelerate payment of the bond; and

  .   the issuer may be required to redeem the bond.

   In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration ("FHA"), the consent of the FHA may be required before insurance proceeds would become payable.

   Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934.

   State and Federal Laws. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Portfolio's ability to collect payments due on Municipal Securities. In addition, recent amendments to some state statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien.)

   Litigation and Current Developments. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes.

Adverse economic, business, legal or political developments might affect all or a substantial portion of a Portfolio's Municipal Securities in the same manner.

   New Legislation. From time to time, proposals have been introduced before Congress that would restrict or eliminate the Federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of these proposals could have on (i) the availability of Municipal Securities for investment by the Portfolios, and (ii) the value of the Portfolios' investments.


   Limitations on the Use of Municipal Securities


   The Portfolios which invest in Municipal Securities may do so either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each certificate or instrument, any discount accruing on the certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from Federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the Federal alternative minimum tax.

   The Portfolios which invest in Municipal Securities may also do so by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Portfolio in connection with the arrangement. A Portfolio will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interest is exempt from Federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the Federal alternative minimum tax.

New Financial Products

   New options and futures contracts and other financial products, and various combinations thereof, continue to be developed. These various products may be used to adjust the risk and return characteristics of each Portfolio's investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer's credit risk. If market conditions do not perform as expected, the performance of each Portfolio would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Portfolio to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

PERCS*

   The Equity Portfolios may invest in Preferred Equity Redemption Cumulative Stock ("PERCS"). PERCS are preferred stock which convert to common stock after a specified period of time, usually three years, and are considered the equivalent of equity by the ratings agencies. PERCS are mandatorily convertible into common stock. However, PERCS may be called at any time at an initial call price that reflects a substantial premium to the stock's issue price. PERCS offer a higher dividend than that available on the common stock, but in exchange the investors agree to the company placing a cap on the potential price appreciation. The call price declines daily in an amount that reflects the incremental dividend that holders enjoy. PERCS are listed on an exchange where the common stock is listed.

   *PERCS is a registered trademark of Morgan Stanley Co. Incorporated, which does not sponsor and is in no way affiliated with One Group Investment Trust.

Preferred Stock

   Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company's financial condition and on overall market and economic conditions.

Real Estate Investment Trusts ("REITs")

   Certain of the Portfolios may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.

   Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Other possible risks include failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Act.

   REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

   Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

  .   limited financial resources

  .   infrequent or limited trading

  .   more abrupt or erratic price movements than larger company securities

   Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Repurchase Agreements

   Under the terms of a repurchase agreement, a Portfolio would acquire securities from a seller, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

   If the seller were to default on its repurchase obligation or become insolvent, the Portfolio would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement. Additionally, the Portfolio would suffer a loss to the extent that the disposition of such securities by the Portfolio were delayed pending court action or prevented by applicable law. Under the Federal Bankruptcy Code, repurchase agreements where the underlying securities are direct obligations of, or are fully guaranteed as to principal and interest by, the United States or any agency of the United States qualify for an exclusion from the automatic stay of creditors' rights. With respect to repurchase agreements where the underlying securities are government securities, the Portfolios would be entitled, as against a claim by a trustee in bankruptcy to retain the underlying government securities. However, the Portfolios may also invest in repurchase agreements where the underlying securities are equity securities or non-governmental securities. These repurchase agreements do not qualify for preferential treatment under the bankruptcy code and are subject to additional risks. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered by the SEC to be loans by a Portfolio under the 1940 Act.

   Repurchase Agreement Counterparties. Repurchase counterparties include Federal Reserve member banks with assets in excess of $1 billion and registered broker dealers which Banc One Investment Advisors deems creditworthy under guidelines approved by the Board of Trustees.

Reverse Repurchase Agreements

   The Portfolios may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Portfolio would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Portfolio entered into a reverse repurchase agreement, it would establish a segregated custodial account. The Portfolio would deposit assets (such as cash or liquid securities) that have a value equal to the repurchase price (including accrued interest). The Portfolio would monitor the account to ensure that such equivalent value was maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered by the SEC to be borrowings by a Portfolio under the 1940 Act.

Restricted Securities

   Some of the Portfolios may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and other restricted securities. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolios, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolios through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Portfolios believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Portfolios intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including Section 4(2) commercial paper and Rule 144A Securities, as determined by Banc One Investment Advisors, as liquid and not subject to the investment limitation applicable to illiquid securities.

   The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 ("Rule 144A"). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Portfolios believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed Banc One Investment Advisors to consider the following criteria in determining the liquidity of certain restricted securities:

  .   the frequency of trades and quotes for the security;

  . the number of dealers willing to purchase or sell the security and the number of other potential buyers;

  .   dealer undertakings to make a market in the security; and

  .   the nature of the security and the nature of the marketplace trades.

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

   Certain Section 4(2) commercial paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust's liquidity requirements that an issue of 4(2) commercial paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter and Guidelines adopted by the Trust's Board of Trustees, are met:

  . The 4(2) paper must not be traded flat or in default as to principal or interest;

  . The 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by Banc One Investment Advisors to be of equivalent quality; and

  . Banc One Investment Advisors must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program; and

  . Banc One Investment Advisors shall monitor the liquidity of the 4(2) commercial paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid. If such determination causes a Portfolio to hold more than 15% of its net assets in illiquid securities, the Board of Trustees shall consider what action, if any, should be taken on behalf of the Trust, unless Banc One Investment Advisors is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Portfolio's holdings of illiquid assets to less than 15% of its net assets; and

..   Banc One Investment Advisors shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these Guidelines no less frequently than quarterly.

Securities Lending


   To generate additional income, each of the Portfolios may lend up to 33 1/3% of the Portfolio's total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. Collateral may include cash, securities of the U.S. government or its agencies, shares of an investment trust or mutual fund, letters of credit or any combination of such collateral. The Portfolios receive payments from the borrowers equivalent to the dividends and interest which would have been earned on the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in U.S. government securities, shares of an investment trust or mutual fund, commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities, and the other types of investments permitted by the applicable Portfolio's Prospectus. Collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by Banc One Investment Advisors to be of good standing under guidelines established by the Trust's Board of Trustees and when, in the judgment of Banc One Investment Advisors, the consideration which can be earned currently from such securities loans justifies the attendant risk. Since voting or consent rights which accompany loaned securities pass to the borrower, the Portfolios will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan. Loans are subject to termination by the Portfolios or the borrower at any time, and therefore are not considered to be illiquid investments.


Short-term Funding Agreements

   To enhance yield, some of the Portfolios may make limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts ("GICs"), while those issued by banks are referred to as Bank Investment Contracts ("BICs"). Pursuant to these agreements, a Portfolio makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Portfolio on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

   A Portfolio will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Portfolio to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Portfolio only if, at the time of purchase, no more than 15% of the Portfolio's net assets will be invested in short-term funding agreements and other illiquid securities.

Structured Instruments

   Structured instruments are debt securities issued by agencies of the U.S. government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments are commonly considered to be derivatives.

   The terms of structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding. In addition, the reference index may be used in determining when the principal is redeemed. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payments.

   While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index changes in a manner other than that expected by Banc One Investment Advisors, principal and/or interest payments on the structured instrument may be substantially less than expected. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available for publicly traded debt securities (i.e., the existence of a trust indenture). In that case, the risks of default associated with structured instruments may be similar to those associated with swap contracts. See "Swaps, Caps and Floors."

   The Portfolios will invest only in structured securities that are consistent with each Portfolio's investment objective, policies and restrictions and Banc One Investment Advisors' outlook on market conditions. In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero; however, a Portfolio will not invest in structured instruments if the terms of the structured instrument provide that the Portfolio may be obligated to pay more than its initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back.

   Structured instruments that are registered under the Federal securities laws may be treated as liquid. However, many structured instruments may not be registered under the Federal securities laws. In that event, a Portfolio's ability to resell such a structured instrument may be more limited than its ability to resell other Portfolio securities. The Portfolio will treat these instruments as illiquid, and will limit its investments in these instruments to no more than 15% of its net assets, when combined with all other illiquid investments of the Portfolio.

Swaps, Caps and Floors

   The Portfolios may enter into swaps, caps, and floors (collectively, "Swap Contracts") on various securities (such as U.S. government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, in order to protect the value of the Portfolio from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Portfolio's investments are traded. The Portfolios may enter into these transactions to manage their exposure to changing interest rates and other market factors or for non-hedging purposes. Some transactions may reduce each Portfolio's exposure to market fluctuations while others may tend to increase market exposure. Although different from options, futures and options on futures, swap contracts are used by the Portfolios for similar purposes (i.e., risk management and hedging) and therefore, expose the Portfolios to generally the same risks and opportunities as those investments.

   Swap contracts typically involve an exchange of obligations by two sophisticated parties. For example, in an interest rate swap, the Portfolio may exchange with another party their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments.

   Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

   Caps and floors are variations on swaps. The purchase of a cap entitles the purchaser to receive a principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. Caps and floors are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts.

   Because swap contracts are individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular swap contract. If a counterparty defaults on a swap contract with a Portfolio, the Portfolio may suffer a loss. To address this risk, each Portfolio will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Portfolio to the counterparty, one to the Portfolio from the counterparty) are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

   Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal, except for the purposes of collateralization as discussed below. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In addition, the Portfolio may incur a market value adjustment on securities held upon the early termination of the swap. To protect against losses related to counterparty default, the Portfolios may enter into swaps that require transfers of collateral for changes in market value.

   In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.

   In addition, because swap contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for a Portfolio to close out its obligations under the swap contract prior to its maturity. Under these circumstances, the Portfolio might be able to negotiate another swap contract with a different counterparty to offset the risk associated with the first swap contract. Unless the Portfolio is able to negotiate such an offsetting swap contract, however, the Portfolio could be subject to continued adverse developments, even after Banc One Investment Advisors determines that it would be prudent to close out or offset the first swap contract.

   The Portfolios will not enter into any mortgage swap, interest rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated in one of the top two rating categories by at least one NRSRO, or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

   The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary Portfolio securities transactions. If Banc One Investment Advisors is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used. In addition, in certain circumstances entry into a swap contract that substantially eliminates risk of loss and the opportunity for gain in an "appreciated financial position" will accelerate gain to the Portfolios.

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

   The Staff of the SEC is presently considering its position with respect to swaps, caps and floors as senior securities. Pending a determination by the Staff, the Portfolios will either treat swaps, caps and floors as being subject to their senior securities restrictions or will refrain from engaging in swaps, caps and floors. Once the Staff has expressed a position with respect to swaps, caps and floors, the Portfolios intend to engage in swaps, caps and floors, if at all, in a manner consistent with such position. To the extent the net amount of an interest rate or mortgage swap is held in a segregated account, consisting of cash or liquid portfolio securities, the Portfolios and Banc One Investment Advisors believe that swaps do not constitute senior securities under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to each Portfolio's borrowing restrictions. The net amount of the excess, if any, of each Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. The Bond Portfolios generally will limit their investments in swaps, caps and floors to 25% of their total assets.

Treasury Receipts

   The Portfolios (except the Government and Portfolio) may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). Receipts, in which an entity other than the government separates the interest and principal components, are not considered government securities, unless such securities are issued through the Treasury STRIPS program.

U.S. Treasury Obligations

   The Portfolios may invest in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of those obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). The Portfolios also may invest in Inflation Indexed Treasury Obligations.

Variable and Floating Rate Instruments

   Certain obligations purchased by the Portfolios may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.

   Variable Amount Master Demand Notes are demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as set forth above for commercial paper. Banc One Investment Advisors will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

   The Portfolios, subject to their investment objective policies and restrictions, may acquire Variable and Floating Rate Instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon adjustment, can reasonably be expected to have a market value that approximates its par value.

   The Portfolios may purchase Extendable Commercial Notes. Extendable Commercial Notes are variable rate notes which normally mature within a short period of time (e.g., one month), but which may be extended by the issuer for a maximum maturity of 13 months.

   A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. These instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Portfolio will be determined by Banc One Investment Advisors under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Portfolio's investment policies. In making these determinations, Banc One Investment Advisors will consider the earning power, cash flow and other liquidity ratios of the issuers of these instruments (these issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Portfolio. The absence of an active secondary market could make it difficult for the Portfolio to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Portfolio will purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Portfolio's assets at a favorable rate of return.

   Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of the Portfolio's net assets only if these instruments are subject to a demand feature that will permit the Portfolio to receive payment of the principal within seven days after demand by the Portfolio. There is no limit on the extent to which a Portfolio may purchase demand instruments that are not illiquid. If not rated, these instruments must be found by Banc One Investment Advisors under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a Nationally Recognized Statistical Rating Organization that is not affiliated with the issuer or guarantor of the instruments. For a description of ratings, see Appendix A.

Warrants

   Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely. In some situations, it may be advantageous for a Portfolio to exercise a warrant to preserve the value of the investment. If a warrant is exercised, a Portfolio may hold common stock in its portfolio even if it does not invest in common stock.

When-issued Securities and Forward Commitments

   The Portfolios may purchase securities on a "when-issued" and forward commitment basis. When a Portfolio agrees to purchase securities on this basis, the Portfolio's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Portfolios may purchase securities on a when-issued basis when deemed by Banc One Investment Advisors to present attractive investment opportunities. When-issued securities are purchased for delivery beyond the normal settlement date at a stated price and yield, thereby involving the risk that the yield obtained will be less than that available in the market at delivery. The Portfolios generally will not pay for these securities or earn interest on them until received. Although the purchase of securities on a when-issued basis is not considered to be leveraging, it has the effect of leveraging. When Banc One Investment Advisors purchases a when-issued security, the Custodian will set aside cash or liquid securities to satisfy the purchase commitment. In this case, a Portfolio may be required subsequently to place additional assets in the separate account to assure that the value of the account remains equal to the amount of the Portfolio's commitment. In addition, when a Portfolio engages in "when-issued" transactions, it relies on the seller to complete the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

   In a forward commitment transaction, the Portfolios contract to purchase securities for a fixed price at a future date beyond customary settlement time. The Portfolios are required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or liquid portfolio securities in an amount sufficient to meet the purchase price. Alternatively, the Portfolios may enter into offsetting contracts for the forward sale of other securities that they own. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

   Limitations on the use of when-issued securities and forward commitments. No Portfolio intends to purchase "when-issued" securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Portfolio will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Portfolio's liquidity and the ability of Banc One Investment Advisors to manage the Portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a Portfolio's total assets. A Portfolio may dispose of a when-issued security or forward commitment prior to settlement if Banc One Investment Advisors deems it appropriate to do so.

                            Investment Restrictions


   The following investment restrictions are "fundamental policies" of each Portfolio. The investment objectives of each Portfolio (which can be found in response to the first question in each of the Risk/Return Summaries) are also "fundamental policies." Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of the Portfolio's outstanding Shares. The term "majority of the outstanding Shares" means the vote of (i) 67% or more of the Portfolio's Shares present at a meeting, if more than 50% of the outstanding Shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding Shares, whichever is less.


   Each Portfolio may not:

      1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the Portfolio's assets. With respect to the Equity Index Portfolio, no more than 10% of the Portfolio's assets may be invested in securities issued or guaranteed by the United States, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a nongovernmental user, such user would be considered the issuer. Repurchase agreements held in margin deposits and segregated accounts for futures contracts are not considered securities issued or guaranteed by the United States, its agencies or instrumentalities ("Government Securities") for purposes of the Equity Index Portfolio's 10% limitation on investments in Government Securities.

      2. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

      3. Make loans, except that a Portfolio may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.

      4. Purchase securities on margin or sell securities short.

      5. Underwrite the securities of other issuers except to the extent that a Portfolio may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities."

      6. Purchase or sell commodities or commodity contracts, except that the Portfolios may purchase or sell financial futures contracts for bona fide hedging and other permissible purposes.

      7. Purchase participations or other direct interests in oil, gas or mineral exploration or development programs (although investments by the Portfolios in marketable securities of companies engaged in such activities are not hereby precluded).

      8. Invest in any issuer for purposes of exercising control or management.

      9. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

      10. Purchase or sell real estate (however, each Portfolio may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

      11. Borrow money or issue senior securities, except that each Portfolio may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Portfolio's total assets at the time of its borrowing. A Portfolio will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. The foregoing percentages will apply at the time of the purchase of a security.

   The following investment restriction is non-fundamental and therefore can be changed by the Board of Trustees without prior shareholder approval.

   No Portfolio may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Portfolio's net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

   The foregoing percentage applies at the time of purchase of a security. Banc One Investment Advisors shall report to the Board of Trustees promptly if any of a Portfolio's investments are no longer determined to be liquid or if the market value of Portfolio assets has changed if such determination or change causes a Portfolio to hold more than 15% of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless Banc One Investment Advisors is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Portfolio's holdings to less than 15% of its net assets.

Portfolio Turnover

   The portfolio turnover rate for each Portfolio is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. The portfolio turnover rates for the years ended December 31, 2002 and 2003 for the following Portfolios were as follows:


                            Portfolio            2002    2003
                            ---------            ----    ----
                  Government Bond Portfolio....  16.09% 22.82%
                  Balanced Portfolio...........  29.05% 35.61%
                  Large Cap Growth Portfolio...  71.44% 48.81%
                  Mid Cap Growth Portfolio.....  76.18% 69.36%
                  Equity Index Portfolio.......   4.99%  0.62%
                  Bond Portfolio...............  25.68% 21.40%
                  Diversified Mid Cap Portfolio  29.33% 78.97%
                  Mid Cap Value Portfolio...... 106.23% 53.98%
                  Diversified Equity Portfolio.  17.72% 32.19%



   Higher turnover rates will generally result in higher brokerage expenses. Portfolio turnover may vary greatly from year to year as well as within a particular year.

Additional Tax Information Concerning the Portfolios

   It is the policy of each Portfolio to meet the requirements necessary to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.


   In order to qualify as a regulated investment company, each Portfolio must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and
(2) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Portfolio's assets is represented by cash or cash items, United States government securities, securities of other regulated investment companies, and other securities limited, with respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States government securities or the securities of other regulated investment companies) or of two or more issuers that the Portfolio controls and that are engaged in the same, similar, or related trades or businesses. These requirements may limit the range of the Portfolio's investments. If a Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its Income distributed to shareholders, provided the Portfolio distributes during its taxable year at least 90% of the sum of (a) its investment company taxable income (as that term is defined in the Code) and
(b) the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income. Each Portfolio intends to make sufficient distributions to shareholders to meet this requirement.


   If a Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special treatment.


   For a discussion of the tax consequences of variable life or annuity contracts, refer to the prospectuses or other documents you received when you purchased your variable life or variable annuity contracts. Variable life or variable annuity contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for the owner. Depending on the variable annuity or variable life contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59 1/2, a 10% penalty tax. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.



   In addition to the diversification requirements applicable to all regulated investment companies discussed above, the Code imposes certain diversification standards on the underlying assets of variable life or variable annuity contracts held in the Portfolios. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the variable life or variable annuity contract as such would result in immediate imposition of federal income tax on variable life or variable annuity contract owners with respect to earnings allocable to the contract. This liability would generally arise prior to the receipt of payments under the contract.


   A Portfolio will meet the diversification requirement if no more than 55% of the value of its assets is represented by any one investment, no more than 70% of the value of its assets is represented by any two investments, no more than 80% of the value of its assets is represented by any three investments, and no more than 90% of the value of its assets is represented by any four investments. For the purposes of this rule, all securities of the same issuer, all interests in a single real estate project, and all interests in the same commodity are treated as a single investment, but each government agency or instrumentality is treated as a separate issuer. Alternatively, a Portfolio will be treated as meeting this requirement for any quarter of its taxable year if, as of the close of such quarter, the Portfolio meets the diversification requirements applicable to regulated investment companies generally (described above) and no more than 55% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, and securities of other regulated investment companies.

   Treasury regulations provide that a variable annuity contract will be able to look through to the assets held by a Portfolio for the purpose of meeting the diversification test if the Portfolio meets certain requirements. Each Portfolio will be managed in such a manner as to comply with the diversification requirements and to allow the variable annuity contracts to be treated as owning a proportionate share of such Portfolio's assets. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of such Portfolio.

   The above discussion of the federal income tax treatment of the Portfolios assumes that all the insurance company accounts holding Shares of a Portfolio are either segregated asset accounts underlying variable contracts as defined in Section 817(d) of the Code or the general account of an insurance company as defined in Section 816 of the Code. Additional tax consequences may apply to holders of variable contracts investing in a Portfolio if any of those contracts are not treated as annuity, endowment or life insurance contracts.


   Under Treasury regulations, if a shareholder realizes a loss on a disposition of the Portfolio's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (such as an insurance company holding the separate accounts referenced in this SAI), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company, such as the separate accounts that own Shares of the Portfolios, are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not reduce the taxable income of the insurance company holding the separate accounts. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.



   The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative, judicial or administrative action and such changes may be retroactive.


   In addition, the foregoing is only a summary of some of the important federal tax considerations generally affecting holders of variable life or variable annuity contracts investing in a Portfolio. No attempt is made to present herein a complete explanation of the federal income tax treatment of each Portfolio or of the holders of such variable contracts, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective investors are urged to consult with their tax advisers with specific reference to their own tax situation, including the potential application of state, local, and (if applicable) foreign taxes.

                                   VALUATION

Valuation of the Portfolios

   Domestic equity securities (including options, futures, and options on futures) traded in the over-the-counter market or on a primary exchange shall be valued at the closing price as determined by the primary exchange, typically at 4:00 pm Eastern Time ("ET"). If no sale occurred on the valuation date, the securities are valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange, typically at 4:00 pm ET. Securities for which quotations are either (1) not readily available, or (2) determined by Banc One Investment Advisors to not accurately reflect their value are valued at their fair value using procedures approved by the Board of Trustees. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available quotations. Securities traded on more than one exchange will be valued at the last sale price on the principal exchange if available, and if such price is not available, will be valued at the last price on the secondary exchange. The NASD National Market System is considered an exchange.

   Fixed income securities are valued at the latest quoted sale price available at 4:00 pm ET. If no sale occurred on the valuation date, the securities are valued at the mean of the latest bid and ask quotations available at 4:00 pm ET. Securities for which there is no current trade activity and no bid/ask quotations are valued by an approved independent pricing service based on their proprietary calculation models. Securities with less than 61 days to maturity are valued at amortized cost. Amortized cost is not used if the use of amortized cost would be inappropriate due to credit or other impairments of the issuer.

   Securities for which quotations are either (1) not readily available, (2) not provided by an approved pricing service or (3) determined by Banc One Investment Advisors to not accurately reflect their value are valued at their fair value using procedures approved by the Board of Trustees.

   Except as noted below, foreign securities are valued in their national currency at the latest available quoted sale price as of the close of trading on the foreign exchange or other principal market on which the security is traded. In the absence of current trade activity, the securities will be valued at the mean of the latest bid/ask quotations. In either case, this value is then converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation at the time of calculation of the NAV, typically 4:00 p.m. ET. Such bid quotation shall be obtained from an independent pricing service approved by the Board of Trustees.

   U.K. securities, depending on which principal market the security trades, will be valued using the last available sale price or the latest mid-market price. Canadian securities, which are traded both in Canada and the United States, are valued at the latest available sale price or absent such a price, the mean of the latest bid/ask quotations on the exchange in which the security was purchased. Securities traded in South America and Central America shall be valued at their latest sale price as of 4:00 pm ET. In the absence of current trade activity, the securities will be valued at the mean of the latest bid/ask quotations as of 4:00 pm ET.

   Fair Value Procedures. In certain situations, a Portfolio's securities may be valued by another method that the Portfolios believe accurately reflects fair value in accordance with procedures approved by the Board. Fair value situations could include, but are not limited to, the following: (1) a significant event that affects the value of a Portfolio's securities (e.g., news relating to natural disasters affecting the issuer's operations or earnings announcements); (2) extremely illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities, (4) securities that may be defaulted or de-listed from an exchange and are no longer trading, or (5) any other circumstances in which Banc One Investment Advisors believe that market quotations are not readily available.

              ADDITIONAL INFORMATION REGARDING THE CALCULATION OF
                           PER SHARE NET ASSET VALUE

   The net asset value of each Portfolio is determined and its Shares are priced as of the times specified in the Portfolios' Prospectus. The net asset value per Share of each Portfolio is calculated by determining the value of the interest in the securities and other assets of the Portfolio, less liabilities and dividing such amount by the number of Shares of the Portfolio outstanding.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

   Shares of the Portfolios are sold continuously to insurance company separate accounts. The Portfolios may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or
(d) an emergency exists as determined by the Securities and Exchange Commission.

Dividends


   All dividends are distributed to separate accounts on an annual basis and will ordinarily be automatically reinvested in Portfolio Shares unless an election is made on behalf of a separate account to receive some or all of the dividends in cash.

                            MANAGEMENT OF THE TRUST

Management Information

   The following table provides information concerning each Trustee and officer of the Trust.


                                                                                                   Number of
                                                                                                 Portfolios in      Other
                     Positions held with                                                         Fund Complex   Directorships
Name, Address, and        One Group       Term of Office/Length of     Principal Occupation(s)    Overseen by    Held by the
Birthdate*            Investment Trust          Time Served              During Past 5 Years        Trustee        Trustee
----------            ----------------    ------------------------       -------------------        -------        -------
Peter C. Marshall...  Trustee, Chairman  Indefinite, 5/16/94-present From March 2002 until            61             None
  1111 Polaris                                                       present, self-employed as a
 Parkway                                                             business consultant. From
  Suite B2                                                           March 2000 through
  Columbus, OH 43240                                                 February 2002, Senior Vice
  12/10/42                                                           President, W.D. Hoard, Inc.
                                                                     (corporate parent of DCI
                                                                     Marketing, Inc.). From
                                                                     November 1993 to March
                                                                     2000, President, DCI
                                                                     Marketing, Inc.

Frederick W. Ruebeck  Trustee            Indefinite, 5/16/94-present Since April 2000, Advisor,       61             None
  1111 Polaris                                                       Jerome P. Green &
 Parkway                                                             Associates, LLC (a broker-
  Suite B2                                                           dealer). From January 2000
  Columbus, OH 43240                                                 to April 2000, self-
  10/8/39                                                            employed as a consultant.
                                                                     From June 1988 to
                                                                     December 1999, Director
                                                                     of Investments, Eli Lilly
                                                                     and Company.

Robert A. Oden, Jr..  Trustee            Indefinite, 6/25/97-present From July 1, 2002 to             61             None
  1111 Polaris                                                       present, President, Carlton
 Parkway                                                             College. From 1995 to
  Suite B2                                                           July 1, 2002, President,
  Columbus, OH 43240                                                 Kenyon College.
  9/11/46

John F. Finn........  Trustee            Indefinite, 5/21/98-present Since 1975, President of         61       Cardinal Health,
  1111 Polaris                                                       Gardner, Inc. (wholesale                  Inc. (CAH)
 Parkway                                                             distributor to outdoor
  Suite B2                                                           power equipment industry).
  Columbus, OH 43240
  11/5/47

Marilyn McCoy.......  Trustee            Indefinite, 4/28/99-present Since 1985, Vice President       61             None
  1111 Polaris                                                       of Administration and
 Parkway                                                             Planning, Northwestern
  Suite B2                                                           University.
  Columbus, OH 43240
  3/18/48

Julius L. Pallone...  Trustee            6/30/05, 4/28/99-present    Since August 2002, self-         61             None
  1111 Polaris                                                       employed, insurance
 Parkway                                                             consultant. From 1994 until
  Suite B2                                                           August 2002, President,
  Columbus, OH 43240                                                 J.L. Pallone Associates
  5/26/30                                                            (insurance consultant).

Donald L. Tuttle....  Trustee            Indefinite, 4/28/99-present Since 1995, Vice President,      61             None
  1111 Polaris                                                       Association for Investment
 Parkway                                                             Management and Research.
  Suite B2
  Columbus, OH 43240
  10/6/34

                                                                                                      Number of
                                                                                                    Portfolios in     Other
                     Positions held with                                                            Fund Complex  Directorships
Name, Address, and        One Group        Term of Office/Length of      Principal Occupation(s)     Overseen by   Held by the
Birthdate             Investment Trust           Time Served               During Past 5 Years         Trustee       Trustee
------------------   ------------------- ----------------------------      -------------------         -------    -------------
David J. Kundert.... President           Indefinite, 10/15/03-present Since 1995, Chairman and           N/A           N/A
 1111 Polaris                                                         Chief Executive Officer,
 Parkway                                                              Banc One Investment
 Suite B2                                                             Management Group. Since
 Columbus, OH 43240                                                   1992, President and Chief
 10/28/42                                                             Executive Officer, Banc One
                                                                      Investment Advisors
                                                                      Corporation. Director, Banc
                                                                      One Investment Advisors
                                                                      Corporation, One Group
                                                                      Dealer Services, Inc., and
                                                                      One Group Administrative
                                                                      Services, Inc.

Nadeem Yousaf....... Treasurer           Indefinite, 11/13/03-present From August 1999 to present,       N/A           N/A
 BISYS Fund                                                           Vice President Financial
   Services, Inc.                                                     Services, BISYS Fund
 3435 Stelzer Road                                                    Services, Inc. From March
 Columbus, OH 43219                                                   1997 to June 1999, Director
 1/26/67                                                              of Canadian Operations,
                                                                      Investors Bank and Trust.

Beverly J. Langley.. Vice President/     Indefinite, 11/13/03-present From August 15, 2002 to            N/A           N/A
 1111 Polaris        AML Compliance                                   November 13, 2003, Vice
   Parkway           Officer                                          President of One Group
 Suite B2                                                             Mutual Funds. From June
 Columbus, OH 43240                                                   1992 to present, Compliance
 10/4/56                                                              Director and/or Senior
                                                                      Compliance Director of Banc
                                                                      One Investment Advisors
                                                                      Corporation.

Scott E. Richter.... Secretary           Indefinite, 10/15/03-present From November 2003 to              N/A           N/A
 1111 Polaris        Chief Legal         Indefinite, 11/13/03-present present, General Counsel-
   Parkway           Officer                                          Investment Management,
 Suite B2                                                             Bank One Corporation. From
 Columbus, OH 43240                                                   February 2003 to November
 7/4/56                                                               2003, Senior Associate
                                                                      General Counsel, Bank One
                                                                      Corporation. From November
                                                                      1998 to January 2003,
                                                                      Deputy General Counsel,
                                                                      Institutional Division,
                                                                      INVESCO. From January
                                                                      1997 to October 1998,
                                                                      Associate General Counsel,
                                                                      Piper Capital Management.

Jessica K. Ditullio. Assistant Secretary Indefinite, 1/1/00-present   From August 1990 to present,       N/A           N/A
 1111 Polaris                                                         Counsel, Bank One
   Parkway                                                            Corporation
 Suite B2
 Columbus, OH 43240
 9/19/62

Nancy E. Fields..... Assistant Secretary Indefinite, 1/1/00-present   From October 1999 to present,      N/A           N/A
 1111 Polaris                                                         Director, Mutual Fund
   Parkway                                                            Administration, One Group
 Suite B2                                                             Administrative Services, Inc.
 Columbus, OH 43240                                                   and Senior Project Manager,
 6/22/49                                                              Mutual Funds, One Group
                                                                      Dealer Services, Inc. From
                                                                      July 1999 to October 1999,
                                                                      Project Manager, One Group,
                                                                      Banc One Investment
                                                                      Advisors Corporation. From
                                                                      January 1998 to July 1999,
                                                                      Vice President, Ohio Bankers
                                                                      Association.



* None of the Trustees are "interested persons" of the Trust as defined in the 1940 Act.

   Banc One Investment Advisors, the investment adviser to the Trust, is an "affiliated person" of the Trust within the meaning of that term under the 1940 Act. Certain individuals, who are also officers of the Trust and who oversee 61 Portfolios in the Fund Complex, hold or have held positions with Banc One Investment Advisors as follows: David J. Kundert has served as President and Chief Executive Officer since 1992; Nancy E. Fields served as Project Manager, One Group, from July 1999 to October 1999; and Beverly J. Langley has served in various compliance positions including Senior Compliance Director since June 1992.

Board of Trustees


   Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust who were elected by the shareholders of the Trust. The seven Trustees of the Trust are responsible for making major decisions about each Portfolio's investment objectives and policies, but delegate the day-to-day administration of the Portfolios to the Officers of the Trust.



   Standing Committees of the Board. There are four standing committees of the Board of Trustees. The Audit Committee is comprised of all seven members of the Board of Trustees. The purposes of the Audit Committee are: (a) to oversee the Trust's accounting and financial reporting policies and practices; (b) to oversee the quality and objectivity of the Trusts' financial statements and the independent auditor therefor; (c) to act as a liaison between the Trusts' independent auditors and the full Board of Trustees and (d) to act as a qualified legal compliance committee. The Audit Committee met twice during the past fiscal year. The Nominations Committee identifies candidates to fill vacancies on the Board of Trustees. Peter C. Marshall and Frederick W. Ruebeck are members of the Nominations Committee.



   The Nominations Committee identifies candidates to fill vacancies on the Board of Trustees. Peter C. Marshall and Frederick W. Ruebeck are members of the Nominations Committee. The Nominations Committee did not meet during the past fiscal year. The Nominations Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of One Group Investment Trust.


   The Special Proxy Voting Committee considers and determines how to vote on behalf of the Portfolios with respect to specific votes referred to it by Banc One Investment Advisors. Votes referred to the Special Proxy Voting Committee are limited to those identified by Banc One Investment Advisors as both (i) involving a material conflict of interest of the investment adviser, and (ii) to be impractical and inappropriate to resolve by following the voting recommendation, if any, of an independent firm. Peter C. Marshall, John F. Finn, and Frederick W. Ruebeck are members of the Special Proxy Voting Committee. The Special Proxy Voting Committee was formed on May 15, 2003 and did not meet during the last fiscal year.

   The Special Review Committee assists the Board of Trustees in overseeing internal reviews, regulatory inquiries and litigation relating to issues raised in the complaint (the "Canary Complaint") filed by the New York Attorney General against Canary Capital Partners, LLC, et al. (collectively, "Canary") on September 3, 2003 which alleged, among other things, that Canary had engaged in improper trading practices with certain Funds in One Group Mutual Funds. The members of the Special Review Committee are Peter C. Marshall, Julius L. Pallone and Frederick W. Ruebeck. The Special Review Committee was formed on September 8, 2003 and met 11 times during the last fiscal year.

   Disinterested Trustee Positions. During 2002 and 2003, each of the Trustees was also a trustee for One Group Mutual Funds, which has 52 portfolios.

   Ownership of Securities. As of December 31, 2003, none of the Trustees beneficially owned any equity securities of the Trust which are held exclusively by insurance company separate accounts. Each of the Trustees has a beneficial interest in shares of the Fund Complex (which includes One Group Mutual Funds), either directly or through participation in the Fund Complex's Deferred Compensation Plans. With respect to each Trustee, holdings were in excess of $100,000 as of December 31, 2003.


   Approval of Investment Advisory Agreements. The investment advisory agreement with Banc One Investment Advisors was formally considered by the Board of Trustees at two meetings held in May and August 2003. The Board's consideration included detailed discussions held outside the presence of fund management and the Adviser's personnel. In conducting its review, the Board of Trustees, all of whom are independent trustees for purposes of the Investment Company Act of 1940, were advised by independent legal counsel. A major focus of the Board's May review was the review of detailed reports from Lipper, Inc. ("Lipper"), a leading provider of data on the mutual fund industry. These reports provided data on the levels of fee expenses and fund performance within peer groups and competitive universes selected by Lipper. A major focus of the August review was on Banc One Investment Advisors' personnel policies and profitability. Over the course of the May and August meetings, the Board's review addressed a variety of factors including: (1) the nature, quality and extent of services provided, including investment and shareholder service performance; (2) the competitiveness of the Portfolios' fees, costs and expense ratios with those of comparable products,
(3) possible economies of scale, (4) the profitability of Banc One Investment Advisors as compared to profitability of other investment advisors in the industry; and (5) other costs and benefits to Banc One Investment Advisors and its affiliates arising from the relationship with the Portfolios. In the course of discussion with respect to total expense ratios, the Board particularly reviewed duties and responsibilities specifically undertaken by Banc One Investment Advisors or its affiliates to limit the Portfolios' expenses, including the extensive use of in-house attorneys. Also reviewed were past actions taken by Banc One Investment Advisors to waive fees in order to help control expenses. In addition to very detailed Lipper data, the Board reviewed information provided by Banc One Investment Advisors on staffing, investment management processes including formulation of investment strategies and the decision making process with respect to individual securities, conflicts of interest, brokerage practices and the impact of revenue sharing on Banc One Investment Advisors' profitability. At the Board's request, Banc One Investment Advisors also provided information on employee compensation and performance-based bonuses for portfolio management and investment research staff.



   The Board very carefully reviewed Banc One Investment Advisors' soft dollar brokerage arrangements. As disclosed elsewhere in this Statement of Additional Information, Banc One Investment Advisors has soft dollar arrangements by which brokers provide research to Banc One Investment Advisors in return for allocating brokerage to such brokers. The Board also considered the costs and benefits to affiliates of Banc One Investment Advisors such as fees received by Bank One Trust Company, N.A. with respect to securities lending. Also considered was the business reputation and financial resources of Banc One Investment Advisors and its ultimate corporate parent, Bank One Corporation.


   Based on its review, the Board of Trustees approved continuance of the Investment Advisory Agreement and determined the compensation payable under such agreement to be fair and reasonable in light of Banc One Investment Advisors' services and expenses and such matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment, including most particularly those identified above.

   The Trustees of the Portfolios receive compensation for each meeting of the Board of Trustees attended. The Compensation Table below sets forth the total compensation to the Trustees from the Trust for the fiscal year ended December 31, 2003.

                              COMPENSATION TABLE


                                              Pension or
                                              Retirement
                             Aggregate     Benefits Accrued                      Total
                           Compensation       as Part of    Estimated Annual Compensation
                             From the         Portfolio      Benefits Upon   From the Fund
Name of Person, Position Portfolios(1),(2)     Expenses        Retirement     Complex(3)
------------------------ ----------------- ---------------- ---------------- -------------
 Peter C. Marshall,.....      $1,640              NA               NA          $136,500
  Trustee
 Frederick W. Ruebeck,..      $1,400              NA               NA          $116,500
  Trustee
 Robert A. Oden, Jr.,...      $1,355              NA               NA          $113,000
  Trustee
 John F. Finn,..........      $1,355(4)           NA               NA          $113,000
  Trustee
 Marilyn McCoy,.........      $1,339(5)           NA               NA          $111,750
  Trustee
 Julius L. Pallone,.....      $1,400(6)           NA               NA          $116,500
  Trustee
 Donald L. Tuttle,......      $1,355              NA               NA          $113,000
  Trustee



   (1) Figures are for the Trust's fiscal year ended December 31, 2003. For the fiscal year ending December 31, 2003, each trustee received one fee for services to both One Group Investment Trust and One Group Mutual Funds (collectively, the "Trusts"). The fee was allocated to each Trust on the basis of relative net assets. The amount reflected relates only to the fees allocated to the One Group Investment Trust.


   (2) Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees of One Group Investment Trust (the "Plan") adopted at the February 13, 2002 Board of Trustee's meeting, the Trustees may defer all or a part of their compensation payable by the Trust. Under the Plan, the Trustees may specify Class I Shares of one or more funds of One Group Mutual Funds to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

   (3) "Fund Complex" comprises the nine Portfolios of the Trust and the Funds of One Group Mutual Funds that were operational as of December 31, 2003. Compensation for the "Portfolio Complex" is for the fiscal year ended December 31, 2003.




   (4) Includes $1,355 of deferred compensation.



   (5) Includes $1,339 of deferred compensation.



   (6) Includes $1,400 of deferred compensation.




Investment Advisor


   Investment advisory services to each of the portfolios are provided by Banc One Investment Advisors. Banc One Investment Advisors makes the investment decisions for the assets of the Portfolios and continuously reviews, supervises and administers the Portfolios' investment program, subject to the supervision of, and policies established by, the Trustees. The Portfolios' Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of any bank affiliate of Banc One Investment Advisors and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

   Banc One Investment Advisors is an indirect, wholly-owned subsidiary of Bank One Corporation, a bank holding company incorporated in the state of Delaware. Bank One Corporation operates banking offices in 14 states and in selected international markets. Bank One Corporation also engages in other business related to banking and finance, including credit card and merchant processing, consumer and education finance, mortgage lending and servicing, insurance, venture capital, investment and merchant banking, trust, brokerage, investment management, leasing, community development and data processing. These activities are conducted through bank subsidiaries and nonbank subsidiaries. On a consolidated basis, Bank One Corporation had assets of over $327 billion as of December 31, 2003.


   On January 14, 2004, J.P. Morgan Chase & Co. and Bank One Corporation entered into an agreement that provides for the merger of Bank One Corporation into J.P. Morgan Chase & Co. This merger is expected to be completed in mid-2004. The Distributor and Administrator of the Funds are also subsidiaries of Bank One Corporation.

   Banc One Investment Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of Bank One Corporation, which have considerable experience in the management of open-end management investment company portfolios, including One Group Mutual Funds (an open-end management investment company which consists of 52 separate Funds as of December 31, 2003, some of which have similar names as the Portfolios of the Trust and are managed similarly to such Portfolios) since 1985.

   All investment advisory services are provided to the Portfolios by Banc One Investment Advisors pursuant to an Amended and Restated Investment Advisory Agreement dated February 17, 1999 (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect until August 31, 2004, and will continue in effect as to a particular Portfolio indefinitely if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding Shares of such Portfolio (as defined under "ADDITIONAL INFORMATION--Miscellaneous" in this Statement of Additional Information), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the Investment Company Act of 1940) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated as to a particular Portfolio at any time on 60 days' written notice without penalty by:

   1.  the Trustees,

   2.  vote of a majority of the outstanding Shares of that Portfolio, or

   3.  the Portfolio's Advisor, as the case may be.

   The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the Investment Company Act of 1940.

   The Advisory Agreement provides that Banc One Investment Advisors shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard by it of its duties and obligations under the Advisory Agreement.

   Banc One Investment Advisors is entitled to a fee, which is calculated daily and paid monthly, at the following percentages of the average daily net assets of each Portfolio:

                    Name of Portfolio             Percentage
                    -----------------             ----------
                    Bond Portfolio...............    0.60%
                    Government Bond Portfolio....    0.45%
                    Balanced Portfolio...........    0.70%
                    Mid Cap Growth Portfolio.....    0.65%
                    Large Cap Growth Portfolio...    0.65%
                    Equity Index Portfolio.......    0.30%
                    Diversified Equity Portfolio.    0.74%
                    Diversified Mid Cap Portfolio    0.74%
                    Mid Cap Value Portfolio......    0.74%

   Banc One Investment Advisors has contractually agreed to waive all or part of its fees in order to limit the Portfolios' total operating expenses on an annual basis to not more than the following percentages of the average daily net assets of each of the Portfolios:

                    Name of Portfolio             Percentage
                    -----------------             ----------
                    Bond Portfolio...............    0.75%
                    Government Bond Portfolio....    0.75%
                    Balanced Portfolio...........    0.98%
                    Mid Cap Growth Portfolio.....    0.98%
                    Large Cap Growth Portfolio...    0.95%
                    Equity Index Portfolio.......    0.55%
                    Diversified Equity Portfolio.    0.95%
                    Diversified Mid Cap Portfolio    0.95%
                    Mid Cap Value Portfolio......    0.95%

   For the fiscal years ended December 31, 2001, 2002, and 2003, the following Portfolios paid investment advisory fees as follows:


                                           Fiscal Year Ended December 31,
                                           ------------------------------
                                     2001               2002               2003
                                     ----               ----               ----
          Portfolio              Net     Waived     Net     Waived     Net     Waived
          ---------              ---     ------     ---     ------     ---     ------
Government Bond Portfolio.... $  592,823 $ 2,272 $  811,805 $ 4,722 $  951,934 $ 5,014
Balanced Portfolio........... $1,403,768 $ 6,086 $1,225,472 $ 8,703 $1,133,150 $ 8,002
Mid Cap Growth Portfolio..... $1,196,049 $ 9,358 $1,086,374 $10,057 $1,079,522 $11,542
Large Cap Growth Portfolio... $1,797,140 $13,304 $1,344,226 $10,861 $1,180,021 $15,414
Equity Index Portfolio....... $  289,465 $ 6,082 $  282,739 $ 3,210 $  310,599 $ 3,091
Bond Portfolio............... $  695,449 $49,371 $  871,757 $59,957 $1,001,412 $64,146
Diversified Mid Cap Portfolio $  328,117 $13,002 $  344,422 $11,351 $  365,272 $ 5,172
Mid Cap Value Portfolio...... $  537,244 $10,570 $  606,881 $ 5,190 $  665,136 $ 9,389
Diversified Equity Portfolio. $  867,837 $10,400 $  893,982 $13,389 $  996,461 $12,904


Code of Ethics


   The Trust and Banc One Investment Advisors have adopted codes of ethics under Rule 17j-1 of the Investment Company Act of 1940. The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Portfolio. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Portfolio; (ii) making to the Trust any untrue statement of a material fact or omit to state to the Trust or a Portfolio a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Portfolio; or (iv) engaging in any manipulative practice with respect to the Trust or a Portfolio. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Portfolio so long as such investment transactions are not in contravention of the above noted policies and prohibitions.


   Banc One Investment Advisors' code of ethics requires that all employees must: (i) place the interests of the accounts which are managed by Banc One Investment Advisors first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of Banc One Investment Advisors are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable mutual fund's prospectus or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. Banc One Investment Advisors' code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Portfolio subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as investment company shares and U.S. government securities).

Portfolio Transactions

   Pursuant to the Advisory Agreement, Banc One Investment Advisors determines, subject to the general supervision of the Board of Trustees of the Portfolios and in accordance with each Portfolio's investment objective and restrictions, which securities are to be purchased and sold by each such Portfolio and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities with respect to the Bond Portfolios usually are principal transactions in which portfolio securities are purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges (other than certain foreign stock exchanges) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Portfolios, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While Banc One Investment Advisors generally seeks competitive spreads or commissions, the Portfolios may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below. During each of the past three fiscal years, the brokerage commissions paid by the Portfolios were as follows:


                                          Aggregate Brokerage Commissions
                                          -------------------------------
            Portfolio                       2001       2002       2003
            ---------                      --------   --------  --------
            Balanced Portfolio........... $ 73,629   $ 70,596   $117,659
            Large Cap Growth Portfolio... $376,567   $448,370   $310,884
            Equity Index Portfolio....... $  9,898   $ 16,060   $  9,533
            Diversified Equity Portfolio. $ 80,541   $ 89,609   $171,507
            Mid Cap Growth Portfolio..... $232,708   $263,554   $414,042
            Diversified Mid Cap Portfolio $ 61,017   $ 45,413   $168,539
            Mid Cap Value Portfolio...... $200,621   $292,814   $240,468


   As of December 31, 2003, the following Portfolios held investments in securities of their regular broker-dealers as follows:


Portfolio                  Security                         Shares or Principal Amount   Value
---------                  --------                         --------------------------   -----
Bond Portfolio             Countrywide                              $2,405,385         $2,460,547
                           Morgan Stanley Dean Witter & Co.            850,000            958,780
                           Citigroup, Inc.                             760,636            788,405
                           Goldman Sachs & Co., Inc.                   675,000            728,666
                           CS First Boston Corp.                       650,000            700,086
                           U.S. Bancorp                                300,000            341,121
                           State Street Corp.                          279,000            308,617
                           Merrill Lynch & Co., Inc.                   200,000            201,504
                           Lehman Brothers Holdings                    175,000            197,803
Balanced Portfolio         Citigroup, Inc.                              74,150          3,599,241
                           U.S. Bancorp                                 63,360          1,886,861
                           Morgan Stanley Dean Witter & Co.             24,710          1,429,968
                           CS First Boston Corp.                       949,791          1,030,117
                           Morgan Stanley Dean Witter & Co.            600,000            679,842
                           Citigroup, Inc.                             500,000            583,573
                           Goldman Sachs & Co., Inc.                   500,000            527,700
                           J.P. Morgan Chase & Co.                     250,000            279,726
                           Lehman Brothers Holdings                    200,000            226,060
                           Merrill Lynch & Co., Inc.                   125,000            126,724
                           Bear Stearns Co., Inc.                      100,000            100,733
Large Cap Growth Portfolio Morgan Stanley Dean Witter & Co.             11,770            681,130
Equity Index Portfolio     Citigroup, Inc.                              62,434          3,030,545
                           J.P. Morgan Chase & Co.                      24,693            906,974
                           Morgan Stanley Dean Witter & Co.             13,108            758,560

Portfolio                    Security                         Shares    Value
---------                    --------                         ------    -----
                             U.S. Bancorp                      23,343 $  695,155
                             Merrill Lynch & Co., Inc.         11,441    671,015
                             Goldman Sachs & Co., Inc.          5,730    565,723
                             Lehman Brothers Holdings           3,286    253,745
                             State Street Corp.                 4,045    210,664
                             Countrywide                        2,228    169,019
                             Bear Stearns Co., Inc.             1,184     94,661
Diversified Equity Portfolio Citigroup, Inc.                  107,714  5,228,438
                             U.S. Bancorp                      92,041  2,740,981
                             Morgan Stanley Dean Witter & Co.  35,922  2,078,806
Mid Cap Growth               Lehman Brothers Holdings          14,543  1,123,010



   Allocation of transactions, including their frequency, to various broker-dealers is determined by Banc One Investment Advisors, with respect to the Portfolios, based on its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Banc One Investment Advisors is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act")) provided to the Portfolios and/or other accounts over which Banc One Investment Advisors or its affiliates exercise investment discretion. Banc One Investment Advisors may cause a Portfolio to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Banc One Investment Advisors determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Banc One Investment Advisors to the Portfolios. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Portfolios should understand that the services provided by such brokers may be useful to Banc One Investment Advisors in connection with its services to other clients.


   Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Banc One Investment Advisors and does not reduce the advisory fees payable to Banc One Investment Advisors by the Portfolios. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

   In an effort to minimize the potential conflicts of interest that arise with the types of "soft-dollar" transactions described above:

  . Banc One Investment Advisors will not enter into any new soft-dollar arrangements whereby a broker is paying for services; and

  . All soft-dollar arrangements that were in existence as of December 31, 2003 whereby a broker is paying for services will terminate as they are fulfilled and will not be renewed by Banc One Investment Advisors.

   Because Banc One Investment Advisors may have soft-dollar commitments that were entered into prior to December 31, 2003, it is expected that there may be annual invoices for bills that are paid by soft-dollar brokers for services that are not to be delivered until 2004. In addition, Banc One Investment Advisors may have unused soft dollar credits in connection with brokerage commissions for periods prior to December 31, 2003. Such soft dollar credits will be used to pay for services from the broker until the soft dollar credit balance is zero. Finally, Banc One Investment Advisors entered into soft-dollar arrangements for services that were provided by brokers prior to December 31, 2003, but for which the Banc One Investment Advisors has not yet fulfilled its soft-dollar commitments under those arrangements.

   While Banc One Investment Advisors is in the process of terminating soft dollar arrangements for research services (such as Bloomberg or Factset), Banc One Investment Advisors will continue to have some soft-dollar arrangements for broker research. Total elimination of soft dollar arrangements is presently impeded by the fact that many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process. This being the case, Banc One Investment Advisors will continue to have some soft dollar arrangements in place. Such arrangements will be limited to research and will be consistent with best execution.


   In the last fiscal year, Banc One Investment Advisors paid brokerage commissions to brokers who provided research services to Banc One Investment Advisors. For the fiscal year ended December 31, 2003, total compensation paid to such brokers amounted to $1,475,966.37.


   The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with its investment advisor or its affiliates except as may be permitted under the 1940 Act, and will not give preference to correspondents of Bank One Corporation subsidiary banks with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Administrator

   Effective January 1, 2000, One Group Administrative Services, Inc., 1111 Polaris Parkway, Columbus, Ohio 43240 began serving as administrator for the Trust ("One Group Administrative Services" or the "Administrator"). One Group Administrative Services is an affiliate of Banc One Investment Advisors, the advisor of the Trust, and an indirect wholly-owned subsidiary of Bank One Corporation.

   The Administrator assists in supervising all operations of each Portfolio to which it serves (other than those performed under the Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement for that Portfolio). Under the Administration Agreement, the Administrator has agreed to maintain the necessary office space for the Portfolios, to price the Portfolio securities of each Portfolio it serves and compute the net asset value and net income of the Portfolios on a daily basis, to maintain each Portfolio's financial accounts and records, and to furnish certain other services required by the Portfolios with respect to each Portfolio. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, and generally assists in all aspects of the Trust's operations other than those performed under the Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement. Under the Administration Agreement, the Administrator may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement.

   Unless sooner terminated, the Administration Agreement between the Trust and One Group Administrative Services will continue in effect through October 31, 2004. The Administration Agreement thereafter shall be renewed automatically for successive one year terms, unless written notice not to renew is given by the non-renewing party to the other party at least sixty days prior to the expiration of the then-current term. The Administration Agreement may be terminated with respect to the Trust only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than sixty days' notice by the Board of Trustees or by One Group Administrative Services.

   The Administrator is entitled to a fee for its services, which is calculated daily and paid monthly, at the annual rates specified below:

   For all Portfolios except the Equity Index Portfolio:

  . .18% on the first $250 million in Trust assets (except for the Equity Index Portfolio)

  . .14% on Trust assets in excess of $250 million (other than assets in the Equity Index Portfolio)

   For the Equity Index Portfolio:

  .   .14% on Equity Index Portfolio assets.

   For the fiscal years ended December 31, 2001, 2002 and 2003 the following Portfolios paid administration fees to One Group Administrative Services, Inc. as follows:



                                            Fiscal Year Ended December 31,
                                    -----------------------------------------------
                                         2001            2002            2003
                                    --------------- --------------- ---------------
                                      Net    Waived   Net    Waived   Net    Waived
                                    -------- ------ -------- ------ -------- ------
Government Bond Portfolio.......... $195,134 $1,420 $266,988 $2,951 $312,964 $3,131
Balanced Portfolio................. $296,316 $3,068 $257,741 $4,387 $238,234 $4,031
Mid Cap Growth Portfolio........... $270,836 $4,717 $245,779 $5,069 $243,573 $5,814
Large Cap Growth Portfolio......... $406,996 $6,706 $304,746 $5,475 $265,534 $7,762
Equity Index Portfolio............. $134,855 $3,066 $131,824 $1,618 $144,831 $1,557
Bond Portfolio..................... $181,058 $3,438 $227,500 $3,482 $257,404 $6,537
Diversified Equity Portfolio....... $171,128 $5,242 $175,602 $6,749 $196,163 $6,499
Diversified Mid Cap Portfolio...... $ 66,565 $1,942 $ 68,932 $2,553 $ 71,771 $2,605
Mid Cap Value Portfolio............ $108,212 $1,809 $120,367 $2,616 $130,688 $4,728


   The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Custodian, Sub-Custodian and Transfer Agent

   Custodian. State Street Bank and Trust Company ("State Street"), P.O. Box 8500, Boston, MA 02266-8500 acts as custodian for the Portfolios under a Custodian Agreement with the Trust (the "Custodian Agreement"). Under the Custodian Agreement, State Street:

   (i) maintains a separate account or accounts in the name of each Portfolio;

  (ii) makes receipts and disbursements of money on behalf of each Portfolio;

 (iii) collects and receives all income and other payments and distributions on account of the Portfolios' portfolio securities; responds to correspondence from security brokers and others relating to its duties; and

  (iv) makes periodic reports to the Board of Trustees concerning the Portfolios' operations.

   State Street may, at its own expense, open and maintain a sub-custody account or accounts on behalf of the Trust, provided that State Street shall remain liable for the performance of all of its duties under the Custodian Agreement.

   Sub-Custodian. Bank One Trust Company, N.A. (the "Sub-Custodian") serves as Sub-Custodian in connection with the Trust's securities lending activities, pursuant to a Subcustodian Agreement, dated as of June 11, 1998 between the Trust, State Street and the Sub-Custodian and a Securities Lending Agreement, dated as of June 15, 1998 between the Trust, Banc One Investment Advisors, and the Sub-Custodian. The Sub-Custodian is an indirect subsidiary of Bank One Corporation and an affiliate of Banc One Investment Advisors. The Sub-Custodian is entitled to a fee from the Trust, which is calculated on an annual basis and accrued daily, equal to:

  . .05% of the value of collateral received from the Borrower for each securities loan of U.S. Government and Agency Securities; and

  . .10% of the value of collateral received from the Borrower for each loan of equities and corporate bonds.

   Use of Depositories. Rules adopted under the Investment Company Act of 1940 permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories.

   Transfer Agent. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as Transfer Agent for each Portfolio pursuant to a Transfer Agency and Service Agreement with the Trust (the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, State Street has agreed to perform the customary services of a transfer agent and dividend disbursing agent including issuing and redeeming Shares of the Portfolios, maintaining shareholder accounts, and preparing and mailing account statements and activity statements to shareholders.


Experts

   Independent Public Accountants. The financial statements for the fiscal year ended December 31, 2003 have been audited by PricewaterhouseCoopers LLP, 1 North Wacker Drive, Chicago, Illinois 60601, independent public accountants to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference, in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

   The financial statements for the Predecessor Funds for the fiscal year ended December 31, 1998 have been audited by the predecessor auditors for such Predecessor Funds.

   Fund Counsel.   The law firm of Ropes & Gray LLP ("Ropes & Gray"), One Metro
Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948 is counsel to the Trust. Ropes & Gray is also independent legal counsel to the disinterested trustees. Ropes & Gray has not represented Banc One Investment Advisors, One Group Dealer Services, Inc., or One Group Administrative Services, Inc. during the last two fiscal years. The disinterested trustees have determined that any representation by Ropes & Gray of any other subsidiaries or affiliates of Bank One Corporation was sufficiently limited that it was unlikely to adversely affect Ropes & Gray's professional judgement.

                            ADDITIONAL INFORMATION

Proxy Voting Policies and Procedures

   The Trust has delegated the authority to vote proxies on behalf of the Portfolios that own voting securities to Banc One Investment Advisors. Banc One Investment Advisors' Proxy Voting Policy and Procedures are attached to this Statement of Additional Information as Appendix C (the "Proxy Voting Policy").

   With respect to voting securities held in the Portfolios, Banc One Investment Advisors is required to vote in the best interest of the Portfolios without regard to conflicts of interest. Banc One Investment Advisors has retained an independent company to provide various proxy voting services including development of a proxy voting policy for both domestic and international securities, vote recommendations, and acting as Banc One Investment Advisors' agent to vote proxies in accordance with the Proxy Voting Policy.

   Banc One Investment Advisors has adopted a variety of methods to ensure that proxy votes are not affected by conflicts of interest. In cases where Banc One Investment Advisors votes securities in accordance with its predetermined policy or based upon the recommendations of the independent service, the vote is insulated from potential conflicts of interests that Banc One Investment Advisors may have. In the event that the independent service does not provide a recommendation or Banc One Investment Advisors determines that it is in a Portfolio's best interest to vote securities contrary to the independent service's recommendation, the potential for a conflict of interest arises. In such a case, Banc One Investment Advisors will determine if any "material conflicts of interest" exist. In the event that Banc One Investment Advisors determines that there is a material conflict of interest with respect to a security held in a Portfolio, Banc One Investment Advisors will disclose the nature of the conflict and its recommendation to the Special Proxy Voting Committee of the Board of Trustees.

   Under the Special Proxy Voting Committee's Charter, the Committee will consider and determine how to vote on behalf of the applicable Portfolio with respect to specific votes referred by Banc One Investment Advisors. In discharging its duties, the Committee will consider only the best interests of the Portfolio's shareholders, as represented by actions believed in good faith to maximize the value of the concern whose shares are being voted. To carry out its purpose, the Committee shall have the power to retain independent fiduciaries, consultants or professionals at the expense of the appropriate Portfolio and/or delegate voting powers to such fiduciaries, consultants, or professionals.

   "Material conflicts of interest" are defined as non-routine relationship between the issuer and Banc One Investment Advisors or its affiliates, where Banc One Investment Advisors has actual knowledge that could affect its judgment in voting securities in the applicable Portfolio's best interest. Material conflicts may arise, for example, when Banc One Investment Advisors or an affiliate serves as investment adviser or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer.

Description of Shares

   The Trust is a Massachusetts business trust. The Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on June 7, 1993 and authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust's Declaration of Trust authorizes the Board of Trustees to establish one or more series of Shares of the Trust. The Trust presently includes nine series of Shares which represent interests in the following
Portfolios:

   1.  Bond Portfolio
   2.  Government Bond Portfolio
   3.  Balanced Portfolio
   4.  Mid Cap Growth Portfolio
   5.  Large Cap Growth Portfolio
   6.  Equity Index Portfolio
   7.  Diversified Equity Portfolio
   8.  Diversified Mid Cap Portfolio
   9.  Mid Cap Value Portfolio


   The Declaration of Trust may not be amended without the affirmative vote of a majority of the outstanding Shares of the Trust, except that the Trustees may amend the Declaration of the Trust without the vote or consent of shareholders to:


   (1) designate series of the Trust;

   (2) change the name of the Trust; or

   (3) supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision or to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.


   Shares are fully paid and non-assessable, except as set forth below. When a majority is required, it means the lesser of 67% or more of the Shares present at a meeting when the holders of more than 50% of the outstanding Shares are present or represented by proxy, or more than 50% of the outstanding Shares. Shares have no subscription or preemptive rights and only those conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of a Portfolio are entitled to receive the assets available for distribution belonging to the Portfolio, and a proportionate distribution, based upon the relative asset values of the respective Portfolios, of any general assets not belonging to any particular Portfolio which are available for distribution.



   Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Portfolio affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Portfolio is required in connection with a matter, a Portfolio is deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical, or that the matter does not affect any interest of the Portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding Shares of the Portfolio. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

   The Trust may suspend the right of redemption only under the following unusual circumstances:

   (i) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

  (ii) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

 (iii) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

Shareholder and Trustee Liability


   Under Massachusetts law, holders of units of beneficial interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the obligations of the Trust, and that every written agreement, obligation, instrument, or undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally bound thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


   The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Shareholders

   All Shares of the Portfolios will be purchased by insurance company separate accounts to fund variable annuity and variable life insurance contracts ("Insurance Contracts"). For information concerning the purchase and redemption of Shares by Separate Accounts, you should refer to the prospectus or other documents that you received when you purchased your variable life or variable insurance contract.


   As of April 2, 2004, the Trust believes that no contract owner owned beneficially more than 25% of the outstanding Shares of any Portfolio of the Trust.





5% SHAREHOLDERS



   In addition, as of April 2, 2004, the following persons were the owners of more than 5% of the outstanding Shares of the following Portfolios:



                                                          Percent   Type of
   Name and Address                    Portfolio          Ownership Ownership
   ----------------                    ---------          --------- ---------
   NATIONWIDE LIFE & ANNUITY INSURANCE Balanced Portfolio   90.42%   Record
   NWVA-C
   C/O IPO PORTFOLIO ACCOUNTING
   PO BOX 182029
   COLUMBUS, OH 43218-2029
   ("NATIONWIDE LIFE & ANNUITY INS.")

   AMERICAN GENERAL ANNUITY INS. CO    Balanced Portfolio    6.45%   Record
   A.G. SEPARATE ACCOUNT A
   205 E. 10TH
   AMARILLO, TX 79101-3507
   ("AMERICAN GENERAL ANNUITY INS.")

                                                             Percent   Type of
Name and Address               Portfolio                     Ownership Ownership
----------------               ---------                     --------- ---------
NATIONWIDE LIFE & ANNUITY INS. Bond Portfolio                  60.17%   Record

HARTFORD LIFE & ANNUITY        Bond Portfolio                  19.17%   Record
SEPARATE ACCOUNT SIX
C/O DAVID TEN BROECK C-4
200 HOPMEADOW ST.
WEATOGUE CT 06089-9793
("HARTFORD LIFE & ANNUITY")

AMERICAN GENERAL ANNUITY INS.  Bond Portfolio                  16.76%   Record

NATIONWIDE LIFE & ANNUITY INS. Diversified Equity Portfolio    62.68%   Record

HARTFORD LIFE & ANNUITY        Diversified Equity Portfolio    19.62%   Record

AMERICAN GENERAL ANNUITY INS.  Diversified Equity Portfolio    12.41%   Record

TRANSAMERICA LIFE INSURANCE CO Diversified Equity Portfolio     5.13%   Record
RETIREMENT BUILDER V.A. ACCT
4333 EDGEWOOD ROAD N.E.
CEDAR RAPIDS, IA 52499-0001
(TRANSAMERICA LIFE INS.)

NATIONWIDE LIFE & ANNUITY INS. Diversified Mid Cap Portfolio   66.81%   Record

HARTFORD LIFE & ANNUITY        Diversified Mid Cap Portfolio   17.66%   Record

AMERICAN GENERAL ANNUITY INS.  Diversified Mid Cap Portfolio    7.40%   Record

TRANSAMERICA LIFE INS.         Diversified Mid Cap Portfolio    6.90%   Record

NATIONWIDE LIFE & ANNUITY INS. Equity Index Portfolio          88.83%   Record

AMERICAN GENERAL ANNUITY INS.  Equity Index Portfolio           5.47%   Record

NATIONWIDE LIFE & ANNUITY INS. Government Bond Portfolio       80.62%   Record

AMERICAN GENERAL ANNUITY INS.  Government Bond Portfolio       16.30%   Record

NATIONWIDE LIFE & ANNUITY INS. Large Cap Growth Portfolio      77.06%   Record

AMERICAN GENERAL ANNUITY INS.  Large Cap Growth Portfolio      13.63%   Record

HARTFORD LIFE & ANNUITY        Large Cap Growth Portfolio       6.71%   Record

NATIONWIDE LIFE & ANNUITY INS. Mid Cap Growth Portfolio        81.47%   Record

AMERICAN GENERAL ANNUITY INS.  Mid Cap Growth Portfolio         7.56%   Record

                                                                     Percent   Type of
Name and Address                            Portfolio                Ownership Ownership
----------------                            ---------                --------- ---------
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Mid Cap Growth Portfolio    6.15%   Record
SEP ACCT VCA-GI-ONEGROUP-MCG
290 W MOUNT PLEASANT AVE
LIVINGSTON, NJ 07039-2747
("THE PRUDENTIAL INS. CO OF AMERICA")

NATIONWIDE LIFE & ANNUITY INS.              Mid Cap Value Portfolio    62.13%   Record

AMERICAN GENERAL ANNUITY INS.               Mid Cap Value Portfolio    19.01%   Record

HARTFORD LIFE & ANNUITY                     Mid Cap Value Portfolio    10.98%   Record


   As of April 2, 2004, the Trust believes that the trustees and officers of the Trust, as a group, owned less than 1% of the shares of any Portfolio of the Trust.





Administrative Services Plan and Cash Compensation to Service Organizations

   On November 17, 1999, a majority of the disinterested Trustees of the Trust approved an Administrative Services Plan (the "Plan") and authorized any officer of the Trust to execute and deliver, in the name and on behalf of the Portfolios, written agreements in substantially the form presented to the Board of Trustees of the Trust ("Servicing Agreements") with insurance companies and other entities which are shareholders of record or which have a servicing relationship ("Service Organization") with the beneficial owners of a class of a Portfolio's shares of beneficial interest ("Shares"). Such Servicing Agreements must provide that the Service Organizations are required to provide administrative support services to their customers who own Shares of record or beneficially. In consideration for providing such services, a Service Organization will receive a fee, computed daily and paid monthly, of up to the annual rate of 0.25% of the average daily net assets of the Portfolio owned beneficially by its customers. Any bank, trust company, thrift institution, broker-dealer, insurance company or other financial institution is eligible to become a Service Organization and to receive fees under the Plan. All expenses incurred by a Portfolio with respect to its Shares in connection with the Servicing Agreements and the implementation of the Plan shall be borne entirely by the holders of Shares of that Portfolio.

   The Plan further provides that the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Unless sooner terminated, the Plan shall continue until November 30, 2004, and thereafter, shall continue automatically for successive annual periods provided such continuance is approved at least annually by a majority of the Board of Trustees, including a majority of the Disinterested Trustees.


   For the fiscal year ended December 31, 2003, certain Portfolios of the Trust paid a servicing fee of 0.25% of the average daily net assets of the Portfolio owned by Nationwide Life and Annuity Insurance Company's and Nationwide Life Insurance Company's ("Nationwide") customers pursuant to Servicing Agreements dated September 1, 2002 between Nationwide and the Trust (the "Nationwide Service Agreements"). The following table identifies the Portfolios that paid Nationwide Investment Services Corp. for Nationwide under the Nationwide Servicing Agreement and the total dollar amounts paid by each such Portfolio for the fiscal year ended December 31, 2003.



            Name of Portfolio        Dollar Amount of Servicing Fees
            -----------------        -------------------------------
            Mid Cap Growth Portfolio             $5,783
            Mid Cap Value Portfolio.             $1,203



   Occasionally, Banc One Investment Advisors, at its own expense and out of its legitimate profits, will pay additional cash amounts to Service Organizations. These amounts are payments over and above the servicing fees paid by the Portfolios. These additional payments are made to the Service Organizations for their providing certain administrative and other services to the Portfolios, including (i) recordkeeping services; (ii) facilitating the delivery of prospectuses, shareholder reports and other information; (iii) processing distributions from the Portfolios; (iv) providing information relating to the Insurance Contracts to the Portfolios; and (v) providing certain other communication support services and administrative services. These payments may be deemed to be revenue sharing. For the fiscal year ended December 31, 2003, Banc One Investment Advisors paid $2,477.48 to such Service Organizations.


Miscellaneous


   The Trust is not required to hold a meeting of shareholders for the purpose of annually electing Trustees except that:



      (i) the Trust is required to hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and



      (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for that purpose. This meeting shall be held upon the written request of the holders of Shares representing not less than 20% of the outstanding Shares of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.


   As used in the Portfolios' Prospectus and in this Statement of Additional Information, "assets belonging to a Portfolio" means the consideration received by the Trust upon the issuance or sale of Shares in that Portfolio, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Portfolio that are allocated to that Portfolio by the Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Portfolios will be the relative net assets of the respective Portfolios at the time of allocation. Each Portfolio's direct liabilities and expenses will be charged to the assets belonging to that Portfolio. Each Portfolio will also be charged in proportion to its relative net assets for the general liabilities and expenses of the Trust. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Portfolios will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Portfolio are conclusive.

   As used in the Portfolios' Prospectuses and in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust, a particular Portfolio, or a particular class of Shares of a Portfolio, means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Trust, such Portfolio, or such class of Shares of such Portfolio, or (b) 67% or more of the Shares of the Trust, such Portfolio, or such class of Shares of such Portfolio present at a meeting at which the holders of more than 50% of the outstanding Shares of the Trust, such Portfolio, or such class of Shares of such Portfolio are represented in person or by proxy.

   The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

   The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

   The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and Statement of Additional Information.

                             FINANCIAL STATEMENTS

   The financial statements of the Trust are incorporated by reference into this Statement of Additional Information. The financial statements for the fiscal year ended December 31, 2003 have been audited by PricewaterhouseCoopers LLP, independent public accountants to the Trust, as indicated in their reports with respect thereto, and are incorporated here by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

                      APPENDIX A--DESCRIPTION OF RATINGS

   The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

   Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Rating Service ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B   Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C   Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D   In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings ("Fitch")

F1  HIGHEST CREDIT QUALITY.  Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  GOOD CREDIT QUALITY.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  FAIR CREDIT QUALITY.  The capacity for timely payment of financial commitments is adequate; however, near-
    term adverse changes could result in a reduction to non-investment grade.

B   SPECULATIVE.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C   HIGH DEFAULT RISK.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D   DEFAULT.  Denotes actual or imminent payment default.

--------

 "+" or "-" may be appended to 'F-1' rating to denote relative status within the 'F1' rating category.

 'NR'       indicates that Fitch does not rate the issuer or issue in question.

 Moody's Investors Service, Inc. ("Moody's")

 Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

 Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
            Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced.
            Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

 Not Prime  Does not fall within any of the Prime rating categories.

 Dominion Bond Rating Service Limited ("Dominion")

 R-1        Prime Credit Quality

 R-2        Adequate Credit Quality

 R-3        Speculative

   All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

 R-1 (high)   Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity
              positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1
              (high)" rating are normally leaders in structurally sound
              industry segments with proven track records, sustainable
              positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

 R-1 (middle) Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1
              (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

 R-1 (low)    Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of
              sufficient size to have some influence in its industry.


 R-2 (high);   Short term debt rated "R-2" is of adequate credit quality and
 R-2 (middle); within the three subset grades, debt protection ranges from
 R-2 (low)     having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are
               considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and
               future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

 R-3 (high);   Short term debt rated "R-3" is speculative, and within the
 R-3 (middle); three subset grades, the capacity for timely payment ranges
 R-3 (low)     from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature,
               companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall
               profitability of the entity is also likely to be low. The
               industry environment may be weak, and strong negative
               qualifying factors are also likely to be present.

                          DESCRIPTION OF BANK RATINGS

Moody's

   These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

  A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

  B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

  C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

  D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

  E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise;
      financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

   Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

                          DESCRIPTION OF BOND RATINGS

S&P

  Corporate and Municipal Bond Ratings

  Investment Grade

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A   Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

  Speculative Grade

   Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB  Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B   Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

    The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or
    BB- rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The
    CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC  The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C   The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-
    debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1  The rating C1 is reserved for income bonds on which no interest is being paid.

D   Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


N.R. Not rated.

   Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody's

  Long-Term Ratings: Bonds and Preferred Stock

  Investment Grade

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-
    grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Non-Investment Grade

Ba  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
    The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B   Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C   Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

   Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Corporate Short-Term Debt Ratings

   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
        Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Investment Grade

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


A   HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  Speculative Grade

BB  SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B    HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant
CC,  upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind
C    appears probable. 'C' ratings signal imminent default.

DDD, DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full
DD,  recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative
D    and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

Dominion

  Bond and Long-Term Debt Rating Scale

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which
    Dominion has established for this category, few entities are able to achieve a AAA rating.

AA  Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A   Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.


BB   Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B    Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ Bonds rated in any of these categories are very highly speculative and are in danger of default of interest
CC/C and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below
     "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D    This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

                       DESCRIPTION OF INSURANCE RATINGS
Moody's

  Insurance Financial Strength Ratings

   These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa  These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A   Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba  Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B   Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca  Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.


C   Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.


  Short-Term Insurance Financial Strength Ratings

   These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

   Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP  Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

   An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA  Very Strong financial security characteristics, differing only slightly from those rated higher.

A   Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

   An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB  Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B   Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC  Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.


R   An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR  Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

Fitch

  Insurer Financial Strength Ratings

   A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

   The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA  EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA   VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A    STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations.
     Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB  GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB   Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B    Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, Very Weak. Companies rated in any of these three categories are viewed as very weak with a very poor capacity
CC,  to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse
C    business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.


DDD, Distressed. These ratings are assigned to companies that have either failed to make payments on their obligations
DD,  in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention.
D    Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

  Short-Term Insurer Financial Strength Ratings

   Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

   The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1  STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2  MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3  MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B   WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C   VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D   DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

               DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody's

   Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1 Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2 Strong credit quality. Margins of protection are ample although not so large as in the preceding group.


MIG3/VMIG3 Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG         Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

                    DESCRIPTION OF PREFERRED STOCK RATINGS

Moody's

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa  High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a   Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa"
    classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba  Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b   Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca  Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c   Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Dominion

  Preferred Share Rating Scale

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the
      "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally,
      "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the
      "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D"   This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

                       APPENDIX B--INVESTMENT PRACTICES

   The Portfolios invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Portfolios. For more information concerning the Portfolio's investment practices, please see the Statement of Additional Information.

                                                                       Portfolio
Portfolio Name                                                           Code
--------------                                                           ----
One Group Investment Trust Bond Portfolio.............................     1
One Group Investment Trust Government Bond Portfolio..................     2
One Group Investment Trust Balanced Portfolio.........................     3
One Group Investment Trust Mid Cap Growth Portfolio...................     4
One Group Investment Trust Large Cap Growth Portfolio.................     5
One Group Investment Trust Diversified Equity Portfolio...............     6
One Group Investment Trust Equity Index Portfolio.....................     7
One Group Investment Trust Diversified Mid Cap Portfolio..............     8
One Group Investment Trust Mid Cap Value Portfolio....................     9

                                                                                           Portfolio
Instrument                                                                                   Code
----------                                                                                   ----
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES..........................     1-9

Treasury Receipts: TRs, TIGRs and CATS....................................................  1, 3-9

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of
the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.................     1-9

Certificates of Deposit: Negotiable instruments with a stated maturity....................  1, 3-9

Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.....................................................................................  1, 3-9

Common Stock: Shares of ownership of a company............................................     3-9

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is
treated as a loan.........................................................................     1-9

Reverse Repurchase Agreement: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as
a borrowing by a Portfolio................................................................     1-9

Securities Lending: The lending of up to 33 1/3% of the Portfolio's total assets. In return the Portfolio will receive cash, other securities, and/or letters of credit as
collateral................................................................................     1-9

When-Issued Securities and Forward Commitments: Purchase or contract to purchase
securities at a fixed price for delivery at a future date.................................     1-9

Investment Company Securities: Shares of other mutual funds, including money market funds of One Group Mutual Funds and shares of other money market mutual funds for which Banc
One Investment Advisors or its affiliates serve as investment advisor or administrator.
The Government Bond Portfolio will only purchase shares of investment companies which invest exclusively in U.S. Treasury and other U.S. agency obligations. Banc One
Investment Advisors will waive certain fees when investing in funds for which it serves
as investment advisor, to the extent required by law......................................     1-9

Convertible Securities: Bonds or preferred stock that can convert to common stock.........  1, 3-9

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Portfolios will sell only covered
call and secured put options..............................................................     1-9

                                                                                                                       Portfolio
Instrument                                                                                                               Code
----------                                                                                                               ----
Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a
specified security, class of securities or an index at a specified time in the future and at a specified price........      1-9

Real Estate Investment Trusts ("REITs"): Pooled investment vehicles which invest primarily in income producing
real estate or real estate related loans or interest..................................................................   1, 3-9

Bankers' Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities
are generally six months or less......................................................................................   1, 3-9

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities.
Maturities generally vary from a few days to nine months..............................................................   1, 3-9

Foreign Securities: Stocks issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks and overseas branches of U.S. banks. The Equity Portfolios also may invest in
American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, and American
Depositary Securities.................................................................................................   1, 3-9

Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed
commercial paper and Rule 144A securities.............................................................................   1, 3-9

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or
some other period and which may be payable to the Portfolio on demand.................................................      1-9

Rights and Warrants: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy
a proportionate amount of common stock at a specified price...........................................................   3, 5-8

Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common
stock in the payment of dividends and in liquidation..................................................................   1, 3-9

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include
collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Conduits ("REMICs").............................   1-3, 8

Corporate Debt Securities: Corporate bonds and non-convertible debt securities........................................  1, 3, 5

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed
price (usually with accrued interest) within a fixed period of time following demand by a Portfolio...................     1, 3

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.............  1, 3, 8

Mortgage Dollar Rolls: A transaction in which a Portfolio sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future
date..................................................................................................................   1-3, 8

Adjustable Rate Mortgage Loans ("ARMs"): Loans in a mortgage pool which provide for a fixed initial mortgage
interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.............      1-3

Swaps, Caps and Floors: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Portfolio may enter into these transactions to manage its
exposure to changing interest rates and other factors.................................................................      1-9

New Financial Products: New options and futures contracts and other financial products continue to be developed
and the Portfolios may invest in such options, contracts and products.................................................      1-9

                                                                                                                       Portfolio
Instrument                                                                                                               Code
----------                                                                                                               ----
Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices...................................... 1-6, 8-9

Municipal Bonds: Securities issued by a state or political subdivisions to obtain funds for various public purposes.
Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation
Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-
term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family
revenue bonds.........................................................................................................     1, 3

Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote
economic development and are supported by various governments and governmental agencies...............................     3, 8

Exchange Traded Funds: Ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Exchange traded funds or ETFs include a wide range of investments such as iShares, Standard & Poor's Depository Receipts ("SPDRs") and NASDAQ
100's. The Equity Index Portfolio's investments in Index Shares are limited to SPDRs and other Exchange Traded
Funds that track the S&P 500..........................................................................................   1, 3-9

Zero-Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and
their maturity value..................................................................................................   1-3, 8

Zero-Fixed-Coupon Debt Securities: Zero coupon debt securities which convert on a specified date to interest
bearing debt securities...............................................................................................      1-3

Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets.
These include IOs and POs issued outside a REMIC or CMO structure.....................................................      1-3

Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite
direction from the market rate of interest to which the inverse floater is indexed....................................      1-3

Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations
or to governments, including governments of the less developed countries ("LDCs").....................................     1, 3

Fixed Rate Mortgage Loans: Investments in fixed rate mortgage loans or mortgage pools which bear simple
interest at fixed annual rates and have short- to long-term final maturities..........................................      1-3

Short-Term Funding Agreements: Funding agreements such as Guaranteed Investment Contracts ("GICs") and
Bank Investment Contracts ("BICs") issued by banks and highly rated U.S. insurance companies..........................     1, 3

              APPENDIX C--3.15 PROXY VOTING POLICY AND PROCEDURES

 Banc One Investment Advisors Corporation & Banc One High Yield Partners, LLC /
                                                              Compliance Manual
--------------------------------------------------------------------------------

   Under Rule 206 (4) of the Investment Advisers Act of 1940, any adviser that exercises voting authority with respect to client securities must adopt proxy voting policies and procedures. Banc One Investment Advisors Corporation ("BOIA") and Banc One High Yield Partners, LLC ("BOHYP") (collectively "the Firms") both exercise proxy voting authority for advised or sub-advised client accounts, including separately managed accounts and registered investment companies. In addition, the Firms provide proxy voting recommendations to affiliate trust and agency accounts. The Firms have adopted the following Proxy Voting Policy and Procedures to ensure that client proxies are voted in the best interest of the clients' accounts and are not affected by any material conflicts of interest within the Firms.

   With respect to securities held in client accounts, the Firms shall vote in the best interest of clients without regard to the Firms' interest. The Firms have contracted with an independent proxy voting service ("independent service") and other independent service providers to provide various services. These services include development of a predetermined proxy voting policy for both domestic and international securities, vote recommendations and voting of proxies for the Firms' client accounts.

   The Firms have adopted a variety of methods to ensure that proxy votes are not affected by conflicts of interest. In cases where the Firms vote securities in accordance with their predetermined policy and/or based upon the recommendations of the independent service, the vote is insulated from potential conflicts of interest that the Firms may have. The independent service maintains its own conflict of interest policy. The independent service retains an independent third party service to provide vote recommendations where the independent service determines under that policy that it has a material conflict of interest. Only in those instances when the independent service does not provide a recommendation, or when the Firms determine that it is in the best interest of clients to vote securities contrary to the independent service's recommendation, does the potential for a conflict arise.

   Conflicts of interest may arise when the Firms or an affiliate has a relationship with an issuer (e.g. a routine relationship such as a checking account) whether the Firms have knowledge of the relationship or not. For purposes of the policy a "material conflict of interest" is defined as a non-routine relationship between the issuer of a security and the Firms or an affiliate of which the Firms have actual knowledge that may affect the Firms' judgment in voting securities in the best interest of client accounts. Material conflicts may arise when the Firms or an affiliate serves as investment advisor or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer.

   In instances where the independent service does not provide a vote recommendation or the Firms have determined that it is not in the best interest of their clients to follow the vote recommendation of the independent service, the CIO of Equity Securities or Fixed Income Securities, as applicable, must approve any recommendations for votes. In the event that the Firms determine that there is a material conflict of interest with respect to the proxy vote, the conflict of interest and the Firms' recommendation must be disclosed to the client and consent or direction must be obtained from the client. All votes which are determined by the Firms either because the independent service does not provide a recommendation or because the Firms have chosen to override the recommendation will be reviewed on a quarterly basis by the Investment Policy Committee for BOIA, the Board of Managers for BOHYP and the Trustees for One Group Mutual Funds and One Group Investment Trust. In addition, Banc One Investment Advisers will provide information regarding any proxies for which the independent service identifies that it has a relationship with the issuer. The Proxy Voting Coordinator ("PVC") is responsible for maintaining the documentation regarding any vote recommendations or vote overrides.

   The Firms will, at all times, make a best effort to vote all proxies in the best interest of shareholders. However, there may be some instances in which the Firms will choose not to vote or may not be able to vote a proxy. Issues that may affect proxies for international securities include: extraordinary requirements such as share blocking, the requirement to vote the security in person or countries which are not covered by the predetermined process of the independent service provider.

   Clients of the Firms may contact the Firms to obtain a copy of the proxy voting policy. In addition, clients may contact the Firms for information on how the proxies for the securities in their portfolio were voted.

   This policy will be reviewed and approved on an annual basis by the Investment Policy Committee of BOIA and the Board of Managers of Banc One High Yield Partners, LLC.

                                                         Amended: February 2004

Domestic Proxy Voting Guidelines Summary

   The following is a concise summary of the independent service's proxy voting policy guidelines which the Firms have adopted.

  .   Auditors

   Vote FOR proposals to ratify auditors, unless any of the following apply:

      . An auditor has a financial interest in or association with the company, and is therefore not independent

      .   Fees for non-audit services are excessive, or

      . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

  .   Board of Directors

      .   Voting on Director Nominees in Uncontested Elections

   Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

      .   Classification/Declassification of the Board

  .   Vote AGAINST proposals to classify the board.

  . Vote FOR proposals to repeal classified boards and to elect all directors annually.

      .   Independent Chairman (Separate Chairman/CEO)

   Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

      .   Majority of Independent Directors/Establishment of Committees

  . Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by the independent service's definition of independence.

  . Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

  .   Shareholder Rights

      .   Shareholder Ability to Act by Written Consent

  . Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

  . Vote FOR proposals to allow or make easier shareholder action by written consent.

      .   Shareholder Ability to Call Special Meetings

  . Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

  . Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

      .   Supermajority Vote Requirements

  .   Vote AGAINST proposals to require a supermajority shareholder vote.

  .   Vote FOR proposals to lower supermajority vote requirements.

      .   Cumulative Voting

  .   Vote AGAINST proposals to eliminate cumulative voting.

  . Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

      .   Confidential Voting

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   Vote FOR management proposals to adopt confidential voting.

  .   Proxy Contests

      .   Voting for Director Nominees in Contested Elections

   Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

      .   Reimbursing Proxy Solicitation Expenses

   Vote CASE-BY-CASE. Where the independent service recommends in favor of the dissidents, the independent service also recommends voting for reimbursing proxy solicitation expenses.

  .   Poison Pills

   Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

  .   Mergers and Corporate Restructurings

   Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

  .   Reincorporation Proposals

   Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

  .   Capital Structure

      .   Common Stock Authorization

  . Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by the independent service.

  . Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

  . Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

      .   Dual-class Stock

  . Vote AGAINST proposals to create a new class of common stock with superior voting rights.

  . Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      . It is intended for financing purposes with minimal or no dilution to current shareholders

      . It is not designed to preserve the voting power of an insider or significant shareholder

  .   Executive and Director Compensation

   Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The independent service's methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, the independent service will value every award type. The independent service will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once the independent service determines the estimated cost of the plan, they compare it to a company-specific dilution cap.

   Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

  .   Management Proposals Seeking Approval to Reprice Options

   Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      .   Historic trading patterns

      .   Rationale for the repricing

      .   Value-for-value exchange

      .   Option vesting

      .   Term of the option

      .   Exercise price

      .   Participation

  .   Employee Stock Purchase Plans

   Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

   Vote FOR employee stock purchase plans where all of the following apply:

  .   Purchase price is at least 85 percent of fair market value

  .   Offering period is 27 months or less, and

  .   Potential voting power dilution (VPD) is ten percent or less.

   Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

  .   Shareholder Proposals on Compensation

   Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

  .   Social and Environmental Issues

   These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

   In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Global Proxy Voting Guidelines Summary

   Following is a concise summary of general policies for voting global proxies. In addition, the independent service has country- and market-specific policies, which are not captured below.

  .   Financial Results/Director and Auditor Reports

   Vote FOR approval of financial statements and director and auditor reports, unless:

      . there are concerns about the accounts presented or audit procedures used; or

      . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

  .   Appointment of Auditors and Auditor Compensation

   Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

      . there are serious concerns about the accounts presented or the audit procedures used;

      .   the auditors are being changed without explanation; or

      . nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

   Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

   ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

  .   Appointment of Internal Statutory Auditors

   Vote FOR the appointment or reelection of statutory auditors, unless:

      . there are serious concerns about the statutory reports presented or the audit procedures used;

      . questions exist concerning any of the statutory auditors being appointed; or

      . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

  .   Allocation of Income

   Vote FOR approval of the allocation of income, unless:

      . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

      .   the payout is excessive given the company's financial position.

  .   Stock (Scrip) Dividend Alternative

   Vote FOR most stock (scrip) dividend proposals.

   Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

  .   Amendments to Articles of Association

   Vote amendments to the articles of association on a CASE-BY-CASE basis.

  .   Change in Company Fiscal Term

   Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

  .   Lower Disclosure Threshold for Stock Ownership

   Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

  .   Amend Quorum Requirements

   Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

   Vote AGAINST other business when it appears as a voting item.

  .   Director Elections

   Vote FOR management nominees in the election of directors, unless:

      . there are clear concerns about the past performance of the company or the board; or

      .   the board fails to meet minimum corporate governance standards.

   Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

   Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

   Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

  .   Director Compensation

   Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

   Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

   Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

   Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

  .   Discharge of Board and Management

   Vote FOR discharge of the board and management, unless:

      . there are serious questions about actions of the board or management for the year in question; or

      .   legal action is being taken against the board by other shareholders.

  .   Director, Officer, and Auditor Indemnification and Liability Provisions

   Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

   Vote AGAINST proposals to indemnify auditors.

  .   Board Structure

   Vote FOR proposals to fix board size.

   Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

   Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

  .   Share Issuance Requests

      .   General Issuances

   Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

   Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

      .   Specific Issuances

   Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

  .   Increases in Authorized Capital

   Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

   Vote FOR specific proposals to increase authorized capital to any amount, unless:

      . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet the independent service's guidelines for the purpose being proposed; or

      . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

   Vote AGAINST proposals to adopt unlimited capital authorizations.

  .   Reduction of Capital

   Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

   Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

  .   Capital Structures

   Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

   Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

  .   Preferred Stock

   Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

   Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the independent service's guidelines on equity issuance requests.

   Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

   Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

   Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

  .   Debt Issuance Requests

   Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

   Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the independent service's guidelines on equity issuance requests.

   Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

  .   Pledging of Assets for Debt

   Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

  .   Increase in Borrowing Powers

   Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

  .   Share Repurchase Plans

   Vote FOR share repurchase plans, unless:

      .   clear evidence of past abuse of the authority is available; or

      .   the plan contains no safeguards against selective buybacks.

  .   Reissuance of Shares Repurchased

   Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

  .   Capitalization of Reserves for Bonus Issues/Increase in Par Value

   Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

  .   Reorganizations/Restructurings

   Vote reorganizations and restructurings on a CASE-BY-CASE basis.

  .   Mergers and Acquisitions

   Vote FOR mergers and acquisitions, unless:

      . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

      . the company's structure following the acquisition or merger does not reflect good corporate governance.

   Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

   ABSTAIN if there is insufficient information available to make an informed voting decision.

  .   Mandatory Takeover Bid Waivers

   Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

  .   Reincorporation Proposals

   Vote reincorporation proposals on a CASE-BY-CASE basis.

  .   Expansion of Business Activities

   Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

  .   Related-Party Transactions

   Vote related-party transactions on a CASE-BY-CASE basis.

  .   Compensation Plans

   Vote compensation plans on a CASE-BY-CASE basis.

  .   Antitakeover Mechanisms

   Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

  .   Shareholder Proposals

   Vote all shareholder proposals on a CASE-BY-CASE basis.

   Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

   Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

PART C

                               OTHER INFORMATION

Item 23. Exhibits

(a) Amended and Restated Declaration of Trust dated January 5, 2000 is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's registration statement on Form N-1A filed on February 24, 2000.

(b) Bylaws of One Group Investment Trust as revised February 16, 2000 are incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's registration statement on Form N-1A filed on February 24, 2000.

(c)  Rights of Shareholders.
     THE FOLLOWING PORTIONS OF REGISTRANT'S AMENDED AND RESTATED DECLARATION OF TRUST FILED AS EXHIBIT (A) TO POST-EFFECTIVE AMENDMENT NO. 12 TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM N-1A FILED ON FEBRUARY 24, 2000. DEFINE THE RIGHTS OF SHAREHOLDERS:

          Section 5.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to, such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he or she shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his or her being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The rights accruing to a Shareholder under this
     Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

     Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest, without par value, of the following classes or series, or such others as may be authorized by the Trustees pursuant to Section 6.9:

One Group(R) Investment Trust Government Bond Portfolio

One Group(R) Investment Trust Balanced Portfolio
One Group(R) Investment Trust Mid Cap Growth Portfolio
One Group(R) Investment Trust Large Cap Growth Portfolio
One Group(R) Investment Trust Equity Index Portfolio
One Group(R) Investment Trust Bond Portfolio
One Group(R) Investment Trust Diversified Equity Portfolio
One Group(R) Investment Trust Diversified Mid Cap Portfolio
One Group(R) Investment Trust Mid Cap Value Portfolio

     The number of shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

          Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust, nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in the Declaration specifically set forth. The Shares shall not entitle the holder to preference, pre-emptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series of Shares.

          Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a Trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

          Section 6.4. Issuance or Shares. The Trustees, in their discretion, may, from time to time without vote of Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury to such party or parties and for such amount and type of consideration, including cash or property, at such time or times (including, without limitation, each business day in accordance with the determination of net asset value per Share as set forth in Section 8.3 hereof), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole shares and/or 1/1,000ths of a Share or integral multiples thereof.

          Section 6.5. Register of Shares; Share Certificates. A register will be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him or her as herein or in the Bylaws provided, until he or she has given his or her address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

          Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the recordholder thereof or by his or her agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such election and authorization and of other matters as may reasonably be required. Upon such delivery, the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

          Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by notice of the proposed transfer.

          Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his or her last known address as recorded on the register of the Trust.

          Section 6.8. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.2 hereof or as required by Section 16(a) of the 1940 Act; (ii) with respect to any investment advisory or management contract as provided in Section 4.1;
     (iii) with respect to termination of the Trust as provided in Section 9.2;
     (iv) with respect to any amendment of the Declaration to the extent and as provided in Section 9.3.; (v) with respect to any merger, consolidation or sale of assets as provided in Section 9.4; (vi) with respect to incorporation of the Trust to the extent and as provided in Section 9.5.;
     (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and

     (viii) with respect to such additional matters relating to the Trust as may be required by the Declaration, the Bylaws, the 1940 Act or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to proportionate fractional vote, except that Shares held in the treasury of the Trust shall not be voted and that the Trustees may, in conjunction with the establishment of any series of Shares, establish conditions under which the several series shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the Bylaws to be taken by Shareholders. The Bylaws may include further provisions for Shareholders' votes and meetings and related matters.

     Section 6.9. Series Designation. The Trustees, in their discretion, may authorize the division of Shares into additional series, and the different series shall be established and designated, and the variations in the relative rights and preferences as between the different series shall be fixed and determined by the Trustees, provided that all Shares shall be identical, except that there may be variations so fixed and determined between different series as to investment objective, purchase price, right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several series shall have separate voting rights. All references to Shares in the Declaration shall be deemed to be shares of any or all series as the context may require.

     If the Trustees shall divide the shares of the Trust into two or more series, the following provisions shall be applicable:

     (a) The number of authorized shares and the number of shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued shares or any shares previously issued and reacquired of any series into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any shares of any series reacquired by the Trust at their discretion from time to time.

     (b) The power of the Trustees to invest and reinvest the Trust Property shall be governed by Section 3.2 of this Declaration with respect to the nine existing series which represents the interests in the assets of the Trust immediately prior to the establishment of any additional series and the power of the Trustees to invest and reinvest assets applicable to any such additional series shall be as set forth in the instrument of the Trustees establishing such series, which is hereinafter described.

          (c) All consideration received by the Trust for the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the shareholders of all series for all purposes.

          (d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the shareholders.

          (e) The power of Trustees to pay dividends and make distributions shall be governed by Section 8.2 of this Declaration with respect to the nine existing series which represents the interests in the assets of the Trust immediately prior to the establishment of any additional series. With respect to any other series, dividends and distributions on shares of a particular series may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of shares of that series, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. All dividends and distributions on shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number of shares of that series held by all such holders at the date and time of record established for the payment of such dividends or distributions.

          The establishment and designation of any series of shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no shares outstanding of any particular series previously established and designated, the Trustees may, by an instrument executed by a majority of their number, abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

          Section 7.1. Redemptions. In case any Shareholder at any time desires to dispose of his or her Shares, he or she may deposit his or her certificate or certificates therefor, duly endorsed in blank or accompanied by an instrument of transfer executed in blank, or if the Shareholder has no certificates, a written request or other such form of request as the Trustees may from time to time authorized, at the office of the Transfer Agent or at the office of any bank or trust company, either in or outside of Massachusetts, which is a member of the Federal Reserve System and which the said Transfer Agent has designated in writing for that purpose, together with an irrevocable offer in writing in a form acceptable to the Trustees to sell the Shares represented thereby to the Trust at the net asset value thereof per Share, determined as provided in Section 8.1 thereof, next after such deposit. Payment for said Shares shall be made to the Shareholder within seven (7) days after the date on which the deposit is made, unless: (i) the date of payment is postponed pursuant to Section
     7.2 hereof, or (ii) the receipt, or verification of receipt, of the purchase price for the Shares to be redeemed is delayed, in either of which event payment may be delayed beyond seven (7) days.

     Section 7.2. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closing; (ii) during which trading on the New York Stock Exchange is restricted; (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his or her request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

     Section 7.3. Redemption of Shares; Disclosure of Holding. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person of a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification; and (ii) to refuse to transfer or issue Shares or other securities of the

     Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in
     Section 7.1.

          The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other authority.

          Section 7.4. Redemptions of Accounts of Less Than $500. The Trustees shall have the power at any time to redeem Shares of any Shareholder at a redemption price determined in accordance with Section 7.1, if at such time the aggregate net asset value of the Shares in such Shareholder's account is less than $500. A Shareholder will be notified that the value of his or her account is less than $500 and allowed thirty (30) days to make an additional investment before redemption is processed.

          Section 8.1. Net Asset Value. For all purposes under this Declaration of Trust, the net asset value shall be determined by the Trustees as soon as possible after the close of the New York Stock Exchange on each business day upon which such Exchange is open, such net asset value to become effective one hour after such close and remain in effect until the next determination of such net asset value becomes effective; provided, however, that the Trustees may in their discretion make a more frequent determination of the net asset value which shall become effective one hour after the time as of which such net asset value is determined.

     Such net asset value shall be determined in the following manner:

          (a) All securities listed on any recognized Exchange shall be appraised at the quoted closing sale prices and in the even that there was no sale of any particular security on such day the quoted closing bid price thereof shall be used, or if any such security was not quoted on such day or if the determination of the net asset value is being made as of a time other than the close of the New York Stock Exchange, then the same shall be appraised in such manner as shall be deemed by the Trustees to reflect its fair value.

          All other securities and assets of the Trust, including cash, prepaid and accrued items, and dividends receivable, shall be appraised in such manner as shall be deemed by the Trustees to reflect their fair value.

          (b) From the total value of the Trust Property as so determined shall be deducted the liabilities of the Trust, including reserves for taxes, and such expenses and liabilities of the Trust as may be determined by the Trustees to be accrued liabilities.

     (c) The resulting amount shall represent the net asset value of the Trust Property. The net asset value of a share of any class shall be the result of the division of the net asset value of the underlying assets of that class by the number of shares of that class outstanding. The net asset value of the Trust Property and shares as so determined shall be final and conclusive.

     Section 8.2. Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper. Such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits such amount s they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

     Inasmuch as the computation of net income and gains for Federal Income
     Tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

     Section 8.3. Determination of Net Income. The term "net income" with respect to a class of shares is hereby defined as the gross earnings of the class, excluding gains on sales of securities and stock dividends received, less the expenses of the Trust allocated to the class by the Trustees in such manner as they determine to be fair and equitable or otherwise chargeable to the class. The expenses shall include (1) taxes attributable to the income of the Trust exclusive of gains on sales, and (2) other charges properly deductible for the maintenance and administration of the Trust; but there shall not be deducted from gross or net income any losses on securities, realized or unrealized. The Trustees shall otherwise have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Beneficiaries.

     Section 8.4. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VIII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions s they may deem necessary or desirable. Without limiting the generality of the foregoing, the Trustees may establish additional series of Shares in accordance with
     Section 6.9.

     Section 9.2. Termination of Trust. (a) The Trust must be terminated:

     (i) by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote at any meeting of Shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of such Shares, or by such other vote as may be established by the Trustees with respect to any series of Shares, or (iii) by the Trustees by written notice to the Shareholders.

     Upon the termination of the Trust:

     (i) The Trust shall carry on no business except for the purpose of winding up its affairs.

     (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require Shareholder approval in accordance with Section 9.4 hereof.

     (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

     (iv) After termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

          Section 9.3. Amendment Procedure. (a) This Declaration may be amended by a Majority Shareholder Vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares outstanding and entitled to vote. The Trustees may also amend this Declaration without the vote or consent of Shareholders to designate series in accordance with Section 6.9 hereof, to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing to do so.

          (b) No amendments may be made under this Section 9.3 which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any series of Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

          (c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

          Section 9.4. Merger, Consolidation and Sale of Assets. The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property, including its goodwill, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for the purpose by affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than two-thirds of such Shares, or by such other vote as may be established by the Trustees with respect to any series of Shares; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any series of Shares, shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts.

          Section 9.5. Incorporation. With the approval of the holders of a majority of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any series of Shares, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

                                   ARTICLE X

                            Reports To Shareholders

          The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.


     THE FOLLOWING PORTIONS OF REGISTRANT'S BYLAWS FILED AS EXHIBIT (b) TO POST-EFFECTIVE AMENDMENT NO. 12 TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM N-1A FILED ON FEBRUARY 24, 2000 DEFINE THE RIGHTS OF SHAREHOLDERS:

                                  ARTICLE III

                                  Shareholders

     Section 1. Meetings. There is no requirement that the Trustees have annual meetings of the Shareholders. In the event the Trustees determine to have an annual meeting of the Shareholders, it shall be held at such place within or without the Commonwealth of Massachusetts on such day and at such time as the Trustees shall designate. Special meetings of the Shareholders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Shareholders holding in the aggregate not less than ten percent (10%) of the outstanding Shares having voting rights, such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the Commonwealth of Massachusetts on such day and at such time as the Trustees shall authorize. The holders of a majority of outstanding Shares present in person or by proxy shall constitute a quorum at any meeting of the Shareholders.

     Section 2. Notice of Meetings. Notice of all meetings of the Shareholders, stating the time, place and purpose of the meeting, shall be given by the Trustees by mail to each Shareholder at his address as recorded on the register of the Trust, mailed at least ten (10) days and not more than sixty (60) days before the meeting. Only the business stated in the notice of the meeting shall be considered at such meeting. Any adjourned meeting may be held as adjourned without further notice. No notice need by given to any Shareholder who shall have failed to inform the Trust of his current address or if a written waiver of notice, executed before or after the meeting by the Shareholder or his attorney thereunto authorized, is filed with the records of the meeting.

     Section 3. Record Date For Meetings. For the purpose of determining the Shareholders who are entitled to notice of and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding thirty (30) days, as the Trustees may determine; or without closing the transfer books the Trustees may fix a date not more than sixty (60) days prior to the date of any meeting of Shareholders or distribution or other action as a record date for the determination of the persons to be treated as Shareholders of record for such purposes, except for dividend payments which shall be governed by the Declaration.

       Section 4. Proxies. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the change or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

       Section 5. Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation or as required by the 1940 Act.

       Section 6. Action Without Meetings. Any action which may be taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by law, the Declaration or these Bylaws for approval of such matter) consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

(d)(1) Amended and Restated Investment Advisory Agreement dated February 17, 1999 by and between One Group Investment Trust and Banc One Investment Advisors Corporation is incorporated by reference to Post Effective Amendment No. 11 to Registrant's registration statement on Form N-1A filed on March 26, 1999.

(e)    None

(f) Amended and Restated Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust is incorporated by reference to Post-Effective Amendment No. 15 to Registrant's registration statement on Form N-1A filed on February 22, 2002.

(g)(1) Custodian Agreement dated as of April 9, 2001 between One Group Investment Trust and State Street Bank and Trust Company, is incorporated by reference to Post-Effective Amendment No. 15 to Registrant's registration statement on Form N-1A filed on February 22, 2002.


(g)(2) Subcustodian Agreement for The One Group Investment Trust between State Street Bank and Trust Company, Bank One Trust Company, N.A. and the Registrant dated as of June 11, 1998 is incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's registration statement on Form N-1A, filed October 7, 1998.

(h)(1) Transfer Agency and Service Agreement dated as of January 1, 2000 between One Group Investment Trust and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's registration statement on Form N-1A filed on February 24, 2000.

(h)(2) Administration Agreement effective as of January 1, 2000 between One Group Investment Trust and One Group Administrative Services, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's registration statement on Form N-1A filed on February 24, 2000.

(h)(3) Securities Lending Agreement for The One Group Investment Trust between the Registrant, Banc One Investment Advisors Corporation, and Bank One Trust Company, N.A. dated as of June 15, 1998 is incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's registration statement on Form N-1A, filed October 7, 1998.

(h)(4) Exhibit A dated as of March 22, 1999 to the Securities Lending Agreement for the One Group Investment Trust between the Registrant, Banc One Investment Advisors Corporation, and Bank One Trust Company, N.A. is incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's registration statement on Form N-1A filed on April 18, 2000.

(h)(5) Participation Agreement effective as of March 31, 1999 among One Group Investment Trust, Nationwide Advisory Services, Inc., Nationwide Investors Services, Inc., Banc One Investment Advisors Corporation, and Hartford Life and Annuity Insurance Company is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's registration statement on Form N-1A filed on February 24, 2000.

(h)(6) Amendment to Participation Agreement effective as of January 1, 2000 among Hartford Life and Annuity Insurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's registration statement on Form N-1A filed on February 24, 2000.

(h)(7) Fund Participation Agreement effective as of August 2, 1999 among American General Annuity Insurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, Nationwide Advisory Services, Inc., and Nationwide Investors Services, Inc.

        is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's registration statement on Form N-1A filed on February 24, 2000.

(h)(8) Amendment to Fund Participation Agreement effective as of January 1, 2000 among American General Annuity Insurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's registration statement on Form N-1A filed on February 24, 2000.

(h)(9) Fund Participation Agreement effective as of August 2, 1999 among PFL Life Insurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, Nationwide Advisory Services, Inc., and Nationwide Investors Services, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's registration statement on Form N-1A filed on February 24, 2000.

(h)(10) Amendment to Fund Participation Agreement effective as of January 1, 2000 among PFL Life Insurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's registration statement on Form N-1A filed on February 24, 2000.

(h)(11) Resignation Letter, dated December 28, 1999 of Nationwide Advisory Services, Inc. and Nationwide Investors Services, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's registration statement on Form N-1A filed on February 24, 2000.

(h)(12) Fund Participation Agreement effective as of February 1, 2000 among American General Life Insurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. is incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's registration statement on Form N-1A filed on April 18, 2000.


(h)(13) Amended and Restated Fund Participation Agreement dated as of September 1, 2002 among Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, One Group Investment Trust and One Group Administrative Services, Inc. is Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's registration statement on Form N-1A filed on April 15, 2003.

(h)(14) Fund Participation Agreement effective as of April 3, 2003 by and among The Prudential Insurance Company of America, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. is Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's registration statement on Form N-1A filed on April 15, 2003.

(h)(15) Servicing Agreement dated as of September 1, 2002 by and between One Group Investment Trust and Nationwide Life Insurance Company is Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's registration statement on Form N-1A filed on April 15, 2003.

(h)(16) Servicing Agreement dated as of September 1, 2002 by and between One Group Investment Trust and Nationwide Life and Annuity Insurance Company is Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's registration statement on Form N-1A filed on April 15, 2003.

(h)(17) Servicing Agreement dated as of November 1, 2002 by and between One Group Investment Trust and Nationwide Life and Annuity Insurance Company is Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's registration statement on Form N-1A filed on April 15, 2003.

(h)(18) Amended and Restated Servicing Agreement dated as of November 1, 2002 by and between One Group Investment Trust and Nationwide Life Insurance Company is Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's registration statement on Form N-1A filed on April 15, 2003.


(h)(19) Fund Participation Agreement effective as of February 2, 2004, by and among Federal Kemper Life Assurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. is filed herewith.

(i)     Opinion of Ropes & Gray is filed herewith.

(j)(1)  Consent of Ropes & Gray is filed herewith.

(j)(2)  Consent of PricewaterhouseCoopers LLP is filed herewith.


(l)     None

(m)      None

(n)      None

(p)(1) One Group Mutual Funds and One Group Investment Trust Code of Ethics is incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A filed on April 18, 2000.



(p)(2)   Policy 4.05 Personal Trading as revised February 12, 2004,from Banc
         One Investment Advisors Corporation's Compliance Manual is incorporated by reference to Post-Effective Amendment No. 18 filed on February 27, 2004.



(p)(3) Policy 4.02 Employee Brokerage Accounts as amended February 12, 2004 from Banc One Investment Advisors Corporation's Compliance Manual is incorporated by reference to Post-Effective Amendment No. 18 filed on February 27, 2004.




         Copies of powers of attorney of Registrant's trustees and officers whose names are signed to this Registration Statement pursuant to said powers of attorneys are filed herewith.

Item 24. Persons Controlled By Or Under Common Control with Registrant

     As of the effective date of this Registration Statement, there are no persons controlled by or under common control with the Registrant.

Item 25. Indemnification

     Limitation of Liability and Indemnification provisions for Trustees, Shareholders, officers, employees and agents of Registrant are set forth in
Article V, Sections 5.1 through 5.3 of the Amended and Restated Declaration of Trust.

         Section 5.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to, such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he or she shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his or her being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The rights accruing to a Shareholder under this
     Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

         Section 5.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

         SECTION 5.3. Mandatory Indemnification

     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

         (i) Every person who is, or has been a Trustee or officer of the Trust shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claims, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof.

         (ii) The words "claim", "action", "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitations, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Trustee or officer:

         (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he or she engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;

         (ii) with respect to any matter as to which he or she shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust;

         (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraphs (b)(i) or (b)(ii) resulting in payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he or she did not engage in such conduct:

         (A) by vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

         (B) by written opinion of independent legal counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel other than Trustees and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of any undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 5.3, provided that either:

         (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

         (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

         Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth in this Section 5.3, in the discretion of the Board.

Item 26. Business and Other Connections of Investment Advisor


     Banc One Investment Advisors Corporation (the "Advisor") performs investment advisory services for all of the Portfolios of One Group Investment Trust. As of December 31, 2003, the Advisor, an indirect wholly-owned subsidiary of Bank One Corporation, a bank holding company located in the state of Illinois, managed over $186 billion in assets. Bank One Corporation has affiliate banking organizations in Arizona, Colorado, Florida, Illinois, Indiana, Kentucky, Louisiana, Michigan, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. In addition, Bank One Corporation has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust management, investment management, brokerage, equipment leasing, mortgage banking, consumer finance, and insurance.



     To the knowledge of Registrant, none of the directors or officers of the Advisor, except as set forth herein, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors of the Advisor who are engaged in any other business, profession, vocation or employment of a substantial nature.

                   BANC ONE INVESTMENT ADVISORS CORPORATION


                                                Banc One Investment Advisors

Position with Banc                              Other
One Investment Advisors                         Substantial Occupation                  Type of Business
-----------------------                         ----------------------                  ----------------
Kenneth J. Phelan, Chairman                     Managing Director,                      Investment
                                                Risk Strategy Development,
                                                Bank One Corporation
                                                1 Bank One Plaza
                                                Chicago, IL 60670

Lawrence E. Baumgartner, Director               None                                    Investment
and Chief Equity Investment Officer

Norman G. Cook, Director and                    None                                    Investment
National Director, Institutional
Asset Management

David J. Kundert, Director,                     Executive Vice President,               Investment
President, and CEO                              Bank One Corporation
                                                1111 Polaris Parkway
                                                Columbus, Ohio 43271

                                                President
                                                One Group Mutual Funds
                                                1111 Polaris Parkway
                                                Columbus, Ohio 43271

                                                President
                                                One Group Dealer Services, Inc.
                                                1111 Polaris Parkway
                                                Columbus, Ohio 43271

Gary Madich, Director and                       None                                    Investment
Chief Fixed Income Investment Officer

William T. Norris, Director                     None                                    Investment
and Vice - President

James A Sexton, Director                        None                                    Investment
and Chief Risk Officer



Item 28. Location of Accounts and Records

     Trust Agreements, Bylaws and Minute Books:
         Alan G. Priest
         Ropes & Gray
         One Franklin Square
         1301 K Street, N.W.
         Suite 800 East
         Washington, D.C. 20005-3333

     Records relating to investment advisory services:
         Banc One Investment Advisors Corporation
         1111 Polaris Parkway, Suite B2
         Columbus, OH 43271-0211


     All other Accounts and Records:
         One Group Administrative Services, Inc.
         1111 Polaris Parkway, Suite B2
         Columbus, OH 43271-0211, Attention: David J. Kundert

Item 29. Management Services

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30. Undertakings

     None

                                   SIGNATURES



PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THERETO DULY AUTHORIZED, IN THE CITY OF WASHINGTON, DISTRICT OF COLUMBIA ON THE 28TH DAY OF APRIL, 2004.



                                  ONE GROUP(R) INVESTMENT TRUST (Registrant)

                                  /s/ DAVID J. KUNDERT*
                                  ---------------------
                                      David J. Kundert



PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT OF ONE GROUP(R) INVESTMENT TRUST HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 28TH DAY OF APRIL, 2004.




     Signature                        Title                   Date
     ---------                        -----                   ----


/s/  PETER C. MARSHALL*               Trustee              April 28, 2004
--------------------------
     Peter C. Marshall

/s/  FREDERICK W. RUEBECK*            Trustee              April 28, 2004
--------------------------
     Frederick W. Ruebeck

/s/  ROBERT A. ODEN JR.*              Trustee              April 28, 2004
--------------------------
     Robert A. Oden Jr.

/s/  JOHN F. FINN*                    Trustee              April 28, 2004
--------------------------
     John F. Finn

/s/  MARILYN MCCOY*                   Trustee              April 28, 2004
--------------------------
     Marilyn McCoy

/s/  JULIUS L. PALLONE*               Trustee              April 28, 2004
--------------------------
     Julius L. Pallone

/s/  DONALD L. TUTTLE*                Trustee              April 28, 2004
--------------------------
     Donald L. Tuttle

Principal Executive Officer/Principal Accounting and Financial Officer



/s/  DAVID J. KUNDERT*                President            April 28, 2004
--------------------------
     David J. Kundert

/s/  NADEEM YOUSAF*                   Treasurer            April 28, 2004
--------------------------
     Nadeem Yousaf

*By /s/ ALAN G. PRIEST
--------------------------
    Alan G. Priest
    Attorney-in-fact, pursuant to powers of attorney filed herewith.

                                POWER OF ATTORNEY

         David J. Kundert, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group(R) Mutual Funds and One Group(R) Investment Trust (each a "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: October 15, 2003

                                                        /s/ David J. Kundert
                                                        ------------------------
                                                        David J. Kundert

                               POWER OF ATTORNEY

        Peter C. Marshall, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group(R) Mutual Funds and One Group(R) Investment Trust (each a "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated: August 14, 2002

                                                      /s/ Peter C. Marshall
                                                      -----------------------
                                                      Peter C. Marshall

                               POWER OF ATTORNEY

        Frederick W. Ruebeck, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group(R) Mutual Funds and One Group(R) Investment Trust (each a "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated: August 14, 2002

                                                 /s/ FREDERICK W. RUEBECK
                                                 ------------------------------
                                                 Frederick W. Ruebeck

                               POWER OF ATTORNEY

         Robert A. Oden, Jr., whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group(R) Mutual Funds and One Group(R) Investment Trust (each a "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated: August 14, 2002


                                                    /s/ ROBERT A. ODEN, JR.
                                                    ----------------------------
                                                    Robert A. Oden, Jr.

                               POWER OF ATTORNEY

     John F. Finn, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group(R) Mutual Funds and One Group(R) Investment Trust (each a "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 14, 2002

                                                      /s/ JOHN F. FINN
                                                      --------------------------
                                                      John F. Finn

                               POWER OF ATTORNEY

         Marilyn McCoy, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group(R) Mutual Funds and One Group(R) Investment Trust (each a "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 14, 2002

                                                      /s/ MARILYN MCCOY
                                                      -----------------------
                                                      Marilyn McCoy

                               POWER OF ATTORNEY

         Donald L. Tuttle, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group(R) Mutual Funds and One Group(R) Investment Trust (each a "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 14, 2002


                                                          /s/ DONALD L. TUTTLE
                                                          ----------------------
                                                          Donald L. Tuttle

                                POWER OF ATTORNEY

         Julius L. Pallone, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group(R) Mutual Funds and One Group(R) Investment Trust (each a "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 14, 2002

                                                      /s/ JULIUS L. PALLONE
                                                      --------------------------
                                                      Julius L. Pallone

                                POWER OF ATTORNEY

         Nadeem Yousaf, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group(R) Mutual Funds and One Group(R) Investment Trust (each a "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: December 16, 2003

                                              /s/ Nadeem Yousaf
                                              -----------------
                                              Nadeem Yousaf

                                    LIST OF EXHIBITS

        (h)(19) Fund Participation Agreement effective as of February 2, 2004 by and among Federal Kemper Life Assurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc.

        (i)      Opinion of Ropes & Gray

        (j)(1)   Consent of Ropes & Gray

        (j)(2)   Consent of PricewaterhouseCoopers LLP